UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __)
Filed by the Registrant   ☒ Filed by a Party other than the Registrant   ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

PEPCO HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2014 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 25, 2014
Dear Pepco Holdings, Inc. Stockholder:
On behalf of the Board of Directors of Pepco Holdings, Inc., you are cordially invited to attend our 2014 Annual Meeting of Stockholders to be held at the Delmarva Power Conference Center, located at 4100 South Wakefield Drive, Newark, Delaware 19702, on Friday, May 16, 2014 at 10:00 a.m., Eastern time. Please note that the doors will open at 9:15 a.m.
You will find information regarding the matters to be voted upon at the annual meeting in the attached proxy statement. We have continued to improve upon the enhancements made to our proxy statement last year. We have included again this year a proxy statement summary which appears immediately after the Notice of 2014 Annual Meeting of Stockholders. This summary serves to highlight important information included elsewhere in the proxy statement.
We have also enhanced the discussion and analysis of our executive compensation programs in response to feedback that we received from key stockholders. Our compensation discussion and analysis section beginning on page 28 of this proxy statement describes how our executives’ pay is linked to our performance and clearly explains our executive compensation philosophy and practices. Also, pages 13 through 18 of this proxy statement include detailed information about our director nominees and why we believe they are qualified to serve you.
We are committed to maintaining a constructive and open dialogue with all of our stockholders, and we view our annual proxy information as an important part of this commitment.
Thank you for your continued investment in Pepco Holdings, Inc.
Sincerely,

Joseph M. Rigby
Chairman, President and Chief Executive Officer

Notice of 2014 Annual Meeting
of Stockholders
May 16, 2014
10:00 a.m.
To the Stockholders of Pepco Holdings, Inc.:
The 2014 Annual Meeting of Stockholders of Pepco Holdings, Inc., a Delaware corporation, will be held at 10:00 a.m., Eastern time, on Friday, May 16, 2014 (the doors will open to the public at 9:15 a.m.), at the Delmarva Power Conference Center, located at 4100 South Wakefield Drive, Newark, Delaware 19702, for the following purposes:
1.
  To elect 10 director candidates nominated by the Board of Directors, each to serve a one-year term and until his or her successor has been elected and qualified;
2.
  To approve, on an advisory basis, our executive compensation;
3.
  To ratify the appointment, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2014; and
4.
  To transact such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting.
All holders of record of our common stock at the close of business on Monday, March 17, 2014, will be entitled to notice of and to vote at the meeting.
If you plan to attend the meeting in person, you must obtain an admission ticket in advance. For more details, please refer to pages 4 to 5 of the proxy statement.
By order of the Board of Directors,

Jane K. Storero
Vice President and Secretary
March 25, 2014
Washington, D.C.

Proxy Statement Summary
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting.
Annual Meeting of Stockholders

Date:
  May 16, 2014
Time:
  10:00 a.m., Eastern time (the doors will open to the public at 9:15 a.m.)
Place:
  Delmarva Power Conference Center
  4100 South Wakefield Drive
  Newark, Delaware 19702
Record Date:
  March 17, 2014
Agenda:
  ➢
    Election of 10 directors each to serve a term of one year
➢
  Approval, on an advisory basis, of our executive compensation
➢
  Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2014
➢
  Transaction of any other business that may properly come before the meeting
Voting:
  Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.
Admission to
the Meeting:
  If you plan to attend the meeting in person, you must present an admission ticket and a valid form of government-issued photo identification. If you are a record holder, your admission ticket is:
➢
  attached to your proxy card, if you received a full set of proxy materials by mail;
➢
  the e-mail you received, if you received proxy materials by e-mail; or
➢
  the Notice of Availability, if you did not receive proxy materials by mail or e-mail.
If you hold your shares through a broker or other intermediary and you are planning to attend the meeting in person, you must send us a written request for an admission ticket, which we must receive by May 6, 2014. For more information, see “The Pepco Holdings, Inc. Annual Meeting — Attending the Annual Meeting in Person” beginning on page 4.
Voting Matters and the Board’s Recommendations

The following table summarizes the items that will be brought for a vote of our stockholders at the meeting, along with the Board’s voting recommendations.

Proposal No.	Description of Proposal	Board’s Recommendation
1	Election of 10 director candidates nominated by the Board, each to serve a one-year term and until his or her successor has been elected and qualified	FOR
2	Approval, on an advisory basis, of the Company’s executive compensation (“Say on Pay”)	FOR
3	The ratification of the appointment, by the Audit Committee of the Board, of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2014	FOR

In addition to these matters, stockholders may be asked to vote on such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting.
i

Votes Required for Approval

The table below summarizes the votes required for approval of each matter to be brought before the annual meeting, as well as the treatment of abstentions and broker non-votes.

Proposal Number	Description of Proposal	Vote Required for Approval	Abstentions	Broker Non Votes
1	Election of directors	For each director, majority of votes cast	Not taken into account	Not taken into account
2	Say on Pay advisory vote	Majority of shares present and entitled to vote	Against	Not taken into account
3	Ratification of independent registered public accounting firm	Majority of shares present and entitled to vote	Against	Not applicable

Director Nominees

The following table provides summary information about each of our 10 director nominees as of the date of this proxy statement, including whether the Board considers the nominee to be independent under the New York Stock Exchange’s independence standards and our Corporate Governance Guidelines. Each director is elected annually.

Name	Age	Director Since	Occupation	Independent	Positions/ Committee Memberships
Paul M. Barbas	56	2013	Retired President and Chief Executive Officer, The Dayton Power and Light Company	Yes	C, F
Jack B. Dunn, IV	63	2004	Retired President and Chief Executive Officer, FTI Consulting, Inc.	Yes	C, CG
H. Russell Frisby, Jr.	63	2012	Partner, Stinson Leonard Street LLP	Yes	F
Terence C. Golden	69	2002	Chairman, Bailey Capital Corporation	Yes	A, AE, F
Patrick T. Harker	55	2009	President, University of Delaware	Yes	A, C (Chair)
Barbara J. Krumsiek	61	2007	President and Chief Executive Officer, Calvert Investments, Inc.	Yes	C, F
Lawrence C. Nussdorf	67	2002	President and Chief Operating Officer, Clark Enterprises, Inc.	Yes	A, AE, CG, E
Patricia A. Oelrich	60	2010	Retired Vice President, IT Risk Management, GlaxoSmithKline Pharmaceuticals	Yes	A (Chair), AE, CG
Joseph M. Rigby	57	2009	Chairman, President and Chief Executive Officer, Pepco Holdings, Inc.	No	E
Lester P. Silverman	67	2006	Director Emeritus, McKinsey & Company, Inc.	Yes	C, E, F (Chair)

Key to Positions/Committee Memberships:
A
  Audit Committee
AE
  Audit Committee Financial Expert (as defined under Securities and Exchange Commission regulation)
C
  Compensation/Human Resources Committee
CG
  Corporate Governance/Nominating Committee
E
  Executive Committee
F
  Finance Committee
ii

PHI 2013 Business and Executive Compensation Highlights

Business Highlights
➢
  Our core power delivery business performed well, with net income of $289 million in 2013 compared to $235 million in 2012.
➢
  Pepco Energy Services’ net income improved to $3 million in 2013 as compared to a loss of $8 million in 2012.
➢
  Consolidated net income from continuing operations was $110 million in 2013 compared to $218 million in 2012.
➢
  Challenges to our 2013 consolidated earnings performance included interest associated with changes in the assessment of corporate tax benefits related to our former cross-border energy lease investments totaling $66 million; the establishment of valuation allowances related to certain deferred tax assets of $101 million; and impairment charges related to Pepco Energy Services’ long-lived assets of $3 million, as compared to impairment charges of $7 million in 2012.
➢
  Excluding these items, adjusted 2013 consolidated net income from continuing operations was $280 million for 2013, compared to $225 million in the prior year.
Executive Compensation Highlights
During 2013, we made the following changes to our executive compensation program to further align executive compensation with the interests of our stockholders and to reinforce good corporate governance practices:
➢
  we modified our Change-in-Control / Severance Plan to, among other things, remove excise tax gross-up payments and bring this plan into alignment with current market practices; and
➢
  the performance-based equity award under our chief executive officer’s employment agreement was amended to implement a relative total shareholder return metric, with a 25% weight.
PHI Corporate Governance Highlights

Below are a number of PHI’s corporate governance highlights, including policies implemented and other governance achievements.
➢
  Appropriately Sized Board (10 Members Nominated for 2014)
➢
  Average Age of Nominated Directors is 62
➢
  Nine Out of 10 Nominated Directors are Independent
➢
  Nine Board Meetings Held During 2013
➢
  Diverse Board Members (as to Gender, Ethnicity, Experience and Skills)
➢
  All Directors are Elected Annually
➢
  Majority Voting for Directors
➢
  Board Operates with a Lead Independent Director
➢
  Compensation Committee Engaged Independent Compensation Consultant During 2013
➢
  Independent Directors Routinely Meet Without Management Present
➢
  Robust Director Nomination Process to Identify Talented and Diverse Board Members
➢
  Board and Committees Conduct Annual Self-Evaluations
➢
  Engaged in Stockholder Outreach in 2013
➢
  Non-Employee Directors Receive a Portion of Compensation in Equity
➢
  Significant Portion of Executive Compensation Tied to Our Performance
➢
  Executive Officers’ and Directors’ Interests Aligned with Stockholders through Mandatory Stock Ownership Requirements
➢
  Compensation Recovery Provisions, or Clawbacks, in Employment Agreements, the 2012 Long-Term Incentive Plan and Award Agreements Intended to Comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the Sarbanes-Oxley Act of 2002
➢
  Directors Receive Orientation/Education Programs
➢
  Code of Business Conduct and Ethics for Directors and Corporate Compliance Program
➢
  Disclosure Committee for Financial Reporting
➢
  “Say on Pay” Advisory Vote Conducted Annually
➢
  Policy and Public Disclosure Related to Corporate Political and Lobbying Expenditures
➢
  No-Hedging and No-Pledging Policies in Place
iii

2014 Proxy Statement

THE PEPCO HOLDINGS, INC. ANNUAL MEETING
Information about this Proxy Statement

The Board of Pepco Holdings is furnishing this proxy statement in connection with the solicitation of proxies to vote on matters to be submitted at our 2014 Annual Meeting of Stockholders and at any adjournment or postponement of the meeting. The Notice of Annual Meeting, this proxy statement, the accompanying proxy card or voting instruction form and our 2013 Annual Report to Stockholders, or the 2013 Annual Report, was first sent or given on or about April 1, 2014 to stockholders of record as of March 17, 2014, which is referred to in this proxy statement as the “record date.”
In this proxy statement, unless the context requires otherwise:
➢
  references to the “Board” mean the Board of Directors of Pepco Holdings, Inc.;
➢
  references to “common stock” mean the common stock, $.01 par value per share, of Pepco Holdings, Inc.; and
➢
  except as otherwise provided, references to “we,” “us,” “our,” the “Company,” “Pepco Holdings” or “PHI” are to Pepco Holdings, Inc. without its subsidiaries.
Location and Time of the Annual Meeting

The meeting will be held at 10:00 a.m., Eastern time, on Friday, May 16, 2014, at the Delmarva Power Conference Center, located at 4100 South Wakefield Drive, Newark, Delaware 19702. The doors will open to the public at 9:15 a.m.
Admission to the Annual Meeting will be limited to our stockholders or their authorized proxies. If you plan to attend the meeting in person, you must have a valid, government-issued photo identification, as well as an admission ticket, which must be obtained from us in advance. See “— Attending the Annual Meeting in Person” beginning on page 4 of this proxy statement.
Directions to the location of the meeting are available on our Web site at http://www.pepcoholdings.com/meetingdirections.
A webcast of the meeting, including a slide presentation, can be accessed during the meeting via our Web site, http://www.pepcoholdings.com/investors. An audio-only version will also be available. The access information for the webcast and audio-only presentations will be announced on our Web site. The meeting webcast will be archived and available for 30 days after the meeting on our Web site at http://www.pepcoholdings.com/webcasts.
Shares Entitled to Vote

All stockholders of record as of the record date are entitled to vote at the meeting. As of the close of business on the record date, 250,622,358 shares of our common stock were outstanding. Each outstanding share of common stock entitles the holder of record to one vote on each matter submitted to the vote of stockholders at the meeting. However, holders of awards of our restricted stock units, or RSUs, and related dividend equivalents, are not entitled to vote any shares of common stock underlying those awards at the meeting. Also, PHI phantom shares credited to participants under PHI’s deferred compensation plans are not entitled to vote at the meeting.
Under our bylaws, the holders of a majority of the outstanding shares of our common stock at the close of business on the record date must be present at the meeting, either in person or by proxy, to constitute a quorum and to transact business at the meeting. Abstentions and broker non-votes are included in the determination of shares present at the meeting for quorum purposes.

Matters to be Voted on at the Meeting

The following table describes the items to be brought for a vote of our stockholders at the meeting, along with the Board’s voting recommendations:

Proposal No.	Description of Proposal	Board’s Recommendation
1	Election of 10 director candidates nominated by the Board, each to serve a one-year term and until his or her successor has been elected and qualified	FOR
2	Approval, on an advisory basis, of the Company’s executive compensation	FOR
3	The ratification of the appointment, by the Audit Committee of the Board, of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2014	FOR

In addition to these matters, stockholders may be asked to vote on such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting.
How to Vote Shares Registered in Your Own Name

If you own shares that are registered in your own name, you can attend the meeting and vote in person. You also can vote by proxy without attending the meeting in any of the following ways:
➢
  Via Our Internet Voting Site at http://www.
  voteproxy.com. If you received printed proxy materials, follow the instructions for Internet voting printed on your proxy card. If you received a Notice of Availability, follow the instructions provided in the Notice of Availability. If you vote via the Internet and currently receive printed proxy materials, you also can elect to receive future proxy statements and annual reports electronically.
➢
  By Telephone. Call toll-free 1-800-PROXIES (1-800-776-9437). You also can vote by telephone by following the instructions provided on the Internet voting site or, if you received printed proxy materials, by following the instructions provided on your proxy card or Notice of Availability.
➢
  By Mail. If we mailed you a printed copy of this proxy statement and a paper proxy card, you can vote by completing, signing, dating and returning the proxy card in the enclosed postage-paid envelope.
The Internet and telephone voting facilities for stockholders of record will close at 5:00 p.m., Eastern time, on May 15, 2014. Your signed proxy card or the proxy you grant via the Internet or by telephone will be voted in accordance with your instructions.
If you own shares that are registered in your own name and return a signed proxy card or grant a proxy via the Internet or by telephone, but do not indicate how you wish your shares to be voted, your shares will be voted:
➢
  FOR the election of each of the Board’s 10 director nominees;
➢
  FOR the approval, on an advisory basis, of our executive compensation; and
➢
  FOR the ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2014.
In the absence of instructions to the contrary, proxies will be voted in accordance with the judgment of the person exercising the proxy on any other matter properly presented at the meeting.
If you received more than one proxy card or Notice of Availability, your shares are likely registered in different names or with different addresses or are in more than one account.
You must separately vote the shares shown on each proxy card or Notice of Availability that you receive in order for all of your shares to be voted at the meeting.
How to Vote Shares Held in “Street Name”

If you hold shares through a brokerage firm, trustee, bank, other financial intermediary or nominee (known as shares held in “street name”), you will receive from that broker, trustee, bank or other nominee (the
“intermediary”) a voting instruction form which will explain how to direct the voting of your shares through the intermediary, which may include the ability to provide voting instructions via the Internet or by telephone.

If your shares are held in street name through a brokerage firm that is a member of the New York Stock Exchange, or the NYSE, and you want to vote on any of the proposals to be submitted to a vote at the meeting (except as to Proposal 3), you MUST indicate how you wish your shares to be voted. The broker will vote shares held by you in street name in accordance with your voting instructions, as indicated on your signed voting instruction form or by the instructions you provide via the Internet or by telephone. Absent such instructions, the proxy submitted by the broker with respect to your shares will indicate that the broker is not able to cast a vote with respect to the matter, which is commonly referred to as a “broker non-vote.” Under NYSE rules, Proposal 3 would be considered a “routine matter,” and thus a broker would be permitted in its discretion to cast a vote on that proposal as to your shares in the event that you do not provide the broker with voting instructions. Accordingly, if your shares are held in street name, it is important that you provide voting instructions to the broker or other intermediary so that your vote will be counted.
If you hold shares in street name and wish to vote your shares in person at the meeting, you must first obtain a valid legal proxy from the intermediary. To attend the meeting in person (regardless of whether you intend to vote your shares in person at the meeting), you must obtain an admission ticket in advance of the meeting by following the instructions under “— Attending the Annual Meeting in Person — Admission Tickets — Holders of Shares in Street Name and Legal Proxies” beginning on page 5 of this proxy statement.
If you received more than one voting instruction form or Notice of Availability, your shares are likely registered in different names or with different addresses or are in more than one account. You must separately follow the foregoing voting procedures for each voting instruction form or Notice of Availability that you receive in order for all of your shares to be voted at the meeting.
The Internet and telephone voting facilities for shares held in street name will close at 11:59 p.m., Eastern time, on May 15, 2014.
Vote Required for Approval

The table below describes the vote required for approval of each matter to be brought before the meeting, as well as the treatment of abstentions and broker non-votes as to each matter.

Proposal No.	Vote Required	Treatment of Abstentions	Treatment of Broker Non-Votes
1	Each director is elected by a majority of the votes cast “FOR” election	Not taken into account	Not taken into account
2	A majority of the shares of common stock present and entitled to vote at the annual meeting must be voted “FOR” approval	Against	Not taken into account
3	A majority of the shares of common stock present and entitled to vote at the annual meeting must be voted “FOR” approval	Against	Not applicable

Shares Held Through Certain Plans

Retirement Savings Plan
The Pepco Holdings, Inc. Retirement Savings Plan, referred to in this proxy statement as the 401(k) plan, is the successor plan to:
➢
  the Potomac Electric Power Company Savings Plan for Bargaining Unit Employees;
➢
  the Potomac Electric Power Company Retirement Savings Plan for Management Employees (which itself is the successor to the Potomac Electric Power Company Savings Plan for Non-Exempt, Non-Bargaining Unit Employees), and which was formerly known as the Potomac Electric Power Company Savings Plan for Exempt Employees;
➢
  the Conectiv Savings and Investment Plan and the Conectiv PAYSOP/ESOP; and
➢
  the Atlantic Electric 401(k) Savings and Investment Plan-B.
If you are a current or former employee who has any portion of your 401(k) plan account allocated to common stock, you have received a printed copy of this proxy statement and related materials. You may direct the voting of the number of shares allocated to your 401(k) plan account, which is printed on the enclosed voting instruction form, in accordance with the directions provided. By completing, dating, signing and returning the voting instruction form or transmitting voting instructions via the Internet or by telephone, you will be providing the plan trustee with instructions on how to vote the shares of common stock allocated to your 401(k) plan account.
If you do not provide voting instructions for these plan shares on a matter, the 401(k) plan trustee will vote these shares on that matter in proportion to the voting instructions given by all of the other participants in the 401(k) plan.
You will not be able to vote these plan shares in person at the meeting without a legal proxy from the 401(k) plan trustee. If you wish to attend the meeting in person (regardless of whether you intend to vote your shares in person at the meeting), you must present your admission ticket at the meeting. See “— Attending the Annual Meeting in Person — Admission Tickets — Registered Holders” beginning on page 5 of this proxy statement.
The Internet and telephone voting facilities for participants in the 401(k) plan will close at 11:59 p.m., Eastern time, on May 13, 2014.
Direct Stock Purchase and Dividend Reinvestment Plan
We maintain the Direct Stock Purchase and Dividend Reinvestment Plan, referred to in this proxy statement as the DRP, which permits participants to automatically reinvest, in shares of our common stock, cash dividends we pay on our common stock, and to purchase additional shares of our common stock. For purposes of voting shares at the meeting, shares held through the DRP (other than shares allocated to your 401(k) plan account) will be treated as shares that are registered in your name, and will be voted in accordance with your completed, signed and dated proxy card.
If you own shares in the DRP and return a signed proxy card but do not indicate how you wish your shares to be voted as to a particular matter, your shares will be voted “FOR” that matter, except that shares allocated to a participant in the 401(k) plan through the DRP will be voted as set forth above under “Retirement Savings Plan.”
The Internet and telephone voting facilities for participants in the DRP will close at 5:00 p.m., Eastern time, on May 15, 2014.
Revoking or Changing a Proxy

If you own shares in your own name or through the DRP, or with respect to shares allocated to your 401(k) plan account, you may revoke any prior proxy or voting instructions, regardless of how your proxy or voting instructions were originally submitted, by:
➢
  sending a written statement to that effect to our Corporate Secretary, which must be received by us before the meeting;
➢
  submitting a properly signed proxy card or voting instruction form dated a later date;
➢
  submitting a later dated proxy or providing new voting instructions via the Internet or by telephone; or
➢
  attending the meeting in person and voting your shares.
If you hold shares in street name, you should follow the instructions provided on your voting instruction form or contact the intermediary for instructions on how to change your vote.
Attending the Annual Meeting in Person

Admission Procedures
If you plan to attend the meeting in person, you must have an admission ticket, along with a valid, government-issued photo identification, such as a driver’s license, that matches your name on the admission ticket, prior to the start of the meeting. We reserve the right to deny admission to any person who does not have a valid admission ticket or photo identification.
Attendees will not be permitted to bring cameras, camera phones, cell phones, recording equipment, electronic devices, computers, large bags, briefcases or packages into the meeting. If you bring any of these prohibited items to the meeting, you will be required to leave them outside the meeting room until the meeting has concluded.
To ensure the safety and security of all persons, attendees will be required to pass through a security screening device prior to entering the meeting.
Under our bylaws, the Board or chairman of the meeting may impose additional reasonable restrictions on the conduct of the meeting and the ability of individuals to attend the meeting in person. These procedures are designed to ensure the safety and security of all attendees at the meeting.

Admission Tickets
Registered holders, holders of shares through the DRP, persons whose shares are held through an intermediary, and persons who have shares allocated to them in their 401(k) plan account, each as of the record date, or their legal proxies, are the only persons eligible to receive admission tickets.
Please note that seating is limited. If you are required to submit a written request for an admission ticket, please note that requests for admission tickets will be accepted on a first-come, first-served basis. Requests for admission tickets will be processed in the order in which they are received and must be received at our corporate headquarters no later than Tuesday, May 6, 2014.
For further information on how to contact our transfer agent or the address of our corporate headquarters, see “Communications, Stockholder Proposals and Company Information — Contacting Us or Our Transfer Agent” on page 96 of this proxy statement.
Registered Holders
If your shares are registered in your name or are held through the DRP or through the allocation of shares to your 401(k) plan account, you will receive an admission ticket in one of three different ways:
➢
  If you received your proxy materials by mail, your admission ticket is attached to your proxy card or 401(k) plan voting instruction form.
➢
  If you received your proxy materials by e-mail, your admission ticket is the e-mail, which you must print out and bring with you to the meeting.
➢
  If you received a Notice of Availability, your admission ticket is the Notice of Availability.
The original admission ticket attached to your proxy card or the original Notice of Availability must be presented. Photocopies of these documents will not be accepted. If you lose your admission ticket, please contact our transfer agent, American Stock Transfer & Trust Company, to request a replacement.
Holders of Shares in “Street Name” and Legal Proxies
If you hold your shares in street name or you hold a valid legal proxy and you plan to attend the meeting in person, you must send us a written request for an admission ticket. Please include the following information with your request:
•
  A signed cover letter stating:
◦
  your name and complete mailing address, including daytime and evening telephone numbers;
◦
  that you are requesting an admission ticket;
◦
  the number of shares that you own in street name or that are the subject of the legal proxy; and
◦
  the name, address and telephone number of the intermediary, or the stockholder who gave the legal proxy, if applicable.
•
  An originally signed letter from the bank, broker or intermediary holding your shares (or, in the case of a legal proxy, the shares owned by the stockholder who gave the legal proxy) verifying your beneficial ownership of common stock as of the record date. A copy or printout of a brokerage statement (including any statement retrieved through the Internet) WILL NOT be sufficient without an originally signed letter from your bank, broker or other intermediary.
•
  If you are a holder of a valid legal proxy, a copy of the proxy, which must be properly executed, notarized and dated.
•
  A copy of your valid, government-issued photo identification.

Delivering Proxy Materials Through Electronic Means

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting To Be Held on May 16, 2014
The Notice of 2014 Annual Meeting of Stockholders, 2014 Proxy Statement and
2013 Annual Report are available at http://www.voteproxy.com.
Under the “Notice and Access” rules approved by the Securities and Exchange Commission, or the SEC, we are permitted to deliver this proxy statement and our 2013 Annual Report by providing access to the documents on the Internet instead of mailing printed copies. Accordingly, certain stockholders have received a “Notice of Availability” instead of printed copies of the proxy materials. The Notice of Availability instructs a stockholder on how to access and review all of the proxy materials on the Internet. The Notice of Availability also has instructions on how a stockholder may vote his or her shares. Although the Notice of Availability identifies the items to be voted on at the meeting, you cannot vote your shares merely by marking the Notice of Availability and returning it.
Beginning on the date of mailing of the Notice of Availability, stockholders will be able to access all of the proxy materials on a Web site referred to in the Notice of Availability. If you received a Notice of Availability and would like to receive free of charge a paper or electronic copy of our proxy materials, you may elect to do so by following the instructions in the Notice of Availability for requesting such materials.
If you previously requested a paper copy of the proxy materials (and you have not revoked that request) or if delivery of printed proxy materials is required by law, you will receive a copy of the proxy materials, instead of the Notice of Availability.
To the extent we are not required by law to mail our proxy materials to you in paper form, you can eliminate all such future paper mailings, including mailing of the Notice of Availability, by electing to receive an e-mail that will provide Internet links to these documents and the online proxy voting Web site. Opting to receive all future proxy materials electronically will save us the cost of producing and mailing documents to you and will help us conserve natural resources. To request complete electronic delivery, please contact American Stock Transfer & Trust Company, our transfer agent. See “Communications, Stockholder Proposals and Company Information — Contacting Us or Our Transfer Agent” on page 96 of this proxy statement. This election is not available for shares held through the 401(k) plan.

THE BOARD OF DIRECTORS AND
CORPORATE GOVERNANCE
The Board of Directors

The Board is currently comprised of 14 members, consisting of 13 independent directors and Joseph M. Rigby, our Chairman of the Board, President and Chief Executive Officer. Four of our directors, Messrs. Heintz, MacCormack and Ross, and Ms. Schneider, are not standing for re-election due to the age limitations set forth in our bylaws.
The Board held nine meetings during 2013. Each director attended at least 75% of the combined number of Board meetings and meetings of the Board committees on which he or she served. The Board has adopted an attendance policy, set forth in our Corporate Governance Guidelines, under which attendance in person is required at all regularly scheduled stockholder, Board and committee meetings (except where scheduled as a conference call) and is the preferred method of attendance at all special meetings. The Chairman of the Board has the authority to waive this requirement and allow participation by telephone if, in the Chairman’s opinion, it is in our best interests to do so. Each of our then current directors attended the 2013 annual meeting of stockholders.
At each Board meeting, time is set aside for the directors to meet in executive session without any management director or other management personnel present. The executive session of the Board is convened by the Lead Independent Director, whose responsibilities are described under “— Board Leadership Structure.”
Board Committees

The Board has five separately designated standing committees:
➢
  the Audit Committee;
➢
  the Compensation/Human Resources Committee, referred to as the Compensation Committee;
➢
  the Corporate Governance/Nominating Committee, referred to as the Nominating Committee;
➢
  the Finance Committee; and
➢
  the Executive Committee.
Each committee has a charter, which can be found on the Company’s Web site at http://www.pepcoholdings.com/corporategovernance.
Each of the Board committees (other than the Executive Committee) sets aside time to meet in executive session without management personnel present. The Compensation Committee regularly meets separately with its independent compensation consultant. The Audit Committee regularly meets separately with the Company’s General Auditor and representatives of the Company’s independent registered public accounting firm. The membership and primary responsibilities of each of the standing Board committees are as described below.

Board Committee Descriptions

Committee	Members	Primary Responsibilities	Number of Meetings Held During 2013
Audit Committee	Patricia A. Oelrich (Chairman)(1) Terence C. Golden(1) Patrick T. Harker(2) Lawrence C. Nussdorf(1) Frank K. Ross(1)(3)
•
  Represents and assists the Board in overseeing:
▪
  the integrity of our financial statements, accounting and financial reporting processes and audits of our financial statements
▪
  our compliance with legal and regulatory requirements
▪
  the independent registered public accounting firm’s qualifications and independence
▪
  the performance of our internal audit function
•
  Appoints, approves the compensation arrangements of and oversees the independent auditor
•
  Reviews guidelines and policies on risk assessment and management
9 meetings
Compensation Committee	Patrick T. Harker (Chairman)(4) Paul M. Barbas(4) Jack B. Dunn, IV(4) Frank O. Heintz(3)(4)(5) Barbara J. Krumsiek(4) Frank K. Ross(3)(4) Lester P. Silverman(4)
•
  Evaluates annually the performance of our CEO
•
  Reviews the performance of non-CEO executives
•
  Approves salaries for executive officers (other than the CEO), Vice Presidents, heads of business units, and other designated employees
•
  Approves annual salary ranges and merit budget increases for all non-union employees
•
  Sets target award levels and approves payments under the EICP
•
  Approves awards under the 2012 LTIP
•
  Reviews and assesses applicable risks and risk mitigation strategies associated with compensation
6 meetings
Nominating Committee	George F. MacCormack (Chairman)(3) Jack B. Dunn, IV Frank O. Heintz(3)(5) Lawrence C. Nussdorf Patricia A. Oelrich
•
  Reviews and recommends director candidates to the Board
•
  Makes recommendations to the Board regarding Board structure, practices, and policies, including director compensation and committee assignments
•
  Makes recommendations to the Board on corporate governance matters and related person transactions
•
  Evaluates Board performance and effectiveness
•
  Oversees development of corporate strategy and structure, including:
▪
  business plans
▪
  management development, succession and performance criteria
▪
  corporate and government affairs
•
  Maintains appropriate oversight of technology and systems
•
  Reviews and assesses applicable risks and risk mitigation strategies associated with its areas of responsibility
7 meetings
Finance Committee	Lester P. Silverman (Chairman) Paul M. Barbas H. Russell Frisby, Jr. Terence C. Golden Barbara J. Krumsiek George F. MacCormack(3) Pauline A. Schneider(3)
•
  Oversees our financial objectives, policies, procedures and activities, including
▪
  debt and equity financings
▪
  dividend policy
▪
  acquisitions and dispositions of assets and businesses
▪
  financial investments
•
  Considers long-term and short-term strategic plans
•
  Reviews our risk mitigation profile
•
  Reviews our insurance program
•
  Reviews and assesses applicable risks and risk mitigation strategies associated with its areas of responsibility
7 meetings

Committee	Members	Primary Responsibilities	Number of Meetings Held During 2013
Executive Committee	Frank O. Heintz (Chairman)(3)(5) Lawrence C. Nussdorf Joseph M. Rigby Pauline A. Schneider(3) Lester P. Silverman
When the Board is not in session, the Executive Committee exercises all the powers of the Board in the management of the property, business and affairs of the Company, except as otherwise provided by law.
No meetings

(1)
  This Audit Committee member is “independent” as defined under our Corporate Governance Guidelines and applicable NYSE listing standards and is an “audit committee financial expert” as defined under SEC regulations.
(2)
  This Audit Committee member is “independent” as defined under our Corporate Governance Guidelines and applicable NYSE listing standards.
(3)
  Not standing for re-election in accordance with the age limitations set forth in our bylaws.
(4)
  This Compensation Committee member is “independent” as defined under applicable NYSE listing standards.
(5)
  Mr. Heintz presently serves as our Lead Independent Director.
Board Review of Transactions with Related Persons

The Board has adopted a procedure for reviewing and approving or ratifying transactions with related persons to ensure compliance with the Company’s Conflicts of Interest Business Policy and Corporate Governance Guidelines, and applicable law. This procedure, entitled the Procedure for Evaluating Related Person Transactions, may be found on the Company’s Web site at http://www.pepcoholdings.com/businesspolicies.
Under this procedure, related persons include directors, director nominees and certain executives (collectively, “covered persons”), as well as specified immediate family members of covered persons and any other person sharing a covered person’s household. This procedure generally applies to any current or proposed transaction involving the Company or any subsidiary in which any related person has or will have a direct or indirect interest. This procedure requires that each covered person provide to the Corporate Secretary annually a completed questionnaire setting forth all business relationships and other affiliations that relate in any way to the business and other activities of the Company or any subsidiary. Each covered person also must update the information provided in the questionnaire as necessary throughout the year.
When a related person transaction is contemplated, all of the material facts regarding the substance of the proposed transaction, including the material facts relating to the related person’s or other party’s relationship or interest, must be fully disclosed to the Nominating Committee (excluding any member of such committee who has an interest in the transaction). The disinterested members of the Nominating Committee will review the contemplated transaction and make a recommendation to the disinterested members of the Board. The standards to be considered by the Nominating Committee in evaluating a related person transaction include the following:
➢
  the related person’s relationship to the Company and interest in the transaction;
➢
  the material facts of the proposed related transaction, including the proposed aggregate value of the transaction;
➢
  benefits or advantages to the Company of the proposed transaction;
➢
  availability of other sources of comparable products or services that are the subject of the transaction;
➢
  an assessment of whether the proposed transaction is on terms and conditions that are comparable to terms available to an unrelated third party or to employees generally; and
➢
  any effect on a director’s independence if the transaction involves a director.
Approval of the transaction requires the affirmative vote of a majority of the disinterested directors voting on the matter after disclosure to the Board of all of the material facts relating to the transaction.
This procedure generally requires that related person transactions be approved in advance. On occasion, however, it may be in the Company’s interest to commence a transaction before the Nominating Committee or Board has had an opportunity to meet, or a transaction may have commenced before it is discovered that a related person is involved with the transaction. In such instances, this procedure requires that the covered person consult with the Chairman of the Nominating Committee to determine the appropriate course of action, which may include subsequent ratification by the affirmative vote of a majority of the disinterested directors. If the Chairman of the Nominating Committee is an interested director, this procedure requires that the covered person consult with the Lead Independent Director to determine the appropriate course of action.

Board Leadership Structure

Mr. Rigby serves as President and Chief Executive Officer of the Company and is also Chairman of the Board. Under the Company’s Corporate Governance Guidelines, if the person elected Chairman of the Board is not an independent director as defined in the Corporate Governance Guidelines, then the independent directors will, upon the recommendation of the Nominating Committee, also annually elect an independent director to serve as Lead Independent Director. Mr. Heintz currently serves as Lead Independent Director and was first elected to that position in May 2011. It is anticipated that Mr. Silverman will be selected to serve as Lead Independent Director in May 2014, and if selected, he has agreed to serve in that role. The purpose of the Lead Independent Director is to facilitate communication among the independent directors, the Board and management. The Lead Independent Director has the following responsibilities:
➢
  chairs all executive sessions of the Board’s non-management directors and has authority to call meetings of the non-management directors;
➢
  determines the agenda for the executive sessions of the directors and participates with the Chairman of the Board in establishing the agenda for Board meetings;
➢
  presides at Board meetings when the Chairman of the Board is not present;
➢
  coordinates feedback to the chief executive officer and other members of management;
➢
  in consultation with the Chairman of the Board, consistent with Board policy, recommends to the Nominating Committee proposed committee assignments and chairmanships to be adopted if approved at the annual organizational meeting of the Board;
➢
  oversees the development of appropriate responses to communications from stockholders and other interested persons addressed to the non-management directors as a group;
➢
  on behalf of the non-management directors, retains such counsel or other advisors deemed appropriate; and
➢
  performs such other duties as the Board deems appropriate.
In 2009, when Mr. Rigby was elected Chairman of the Board, the Board examined the issue of separating the chairman and chief executive officer roles and concluded that it was in the best interests of the Company to continue with the combined roles and to elect a Lead Independent Director annually. Since 2012, the Nominating Committee has reviewed this matter annually and has made an annual recommendation regarding the separation of these positions to the Board, which recommendations have been approved. In January 2014, the Nominating Committee re-examined the issue of separating the chairman and chief executive officer roles and recommended retaining the current Board leadership structure and its current review practice. The Nominating Committee noted that a review of Board leadership structure in connection with a change in the position of chief executive officer would be appropriate. The Board reviewed and concurred with the Nominating Committee’s recommendations.
In January 2014, Mr. Rigby notified the Board that he intends to retire as President and Chief Executive Officer once his successor is selected. If he is elected as a director at the meeting, Mr. Rigby would remain as Chairman of the Board until the 2015 annual meeting. The Nominating Committee intends to retain the Lead Independent Director structure during the period that Mr. Rigby is Chairman of the Board.
Board Role in Risk Oversight

One of the responsibilities of the Board is the oversight of the Company’s risk management activities, which is discharged by the Board as well as through its standing committees. In discharging this responsibility, the Board and its committees, with the assistance of management, monitors and evaluates the major risks faced by the Company and oversees and monitors the design and implementation of guidelines and programs to manage these risks.
As noted in “Board Committees” above, the Audit Committee is responsible for assisting the Board in overseeing the Company’s accounting controls and the design and performance of the internal audit function. The Audit Committee also oversees the activities of the Risk Management Committee, the members of which consist of many of the Company’s senior executives and the business unit employees who manage the day-to-day risk management responsibilities for the Company. The Risk Management Committee meets at least six times a year. The Risk Management Committee’s areas of focus include competitive, economic, operational, financial (including accounting, credit, liquidity and tax), legal, regulatory, health, safety and environmental, political and reputational risks.

The charters of the Nominating Committee, the Finance Committee and the Compensation Committee require each committee to review and assess risks and risk mitigation strategies applicable to its specific areas of primary responsibility.
The Company also has a Risk Working Group, composed of management employees across the organization, which is responsible for identifying and assessing new and emerging risk issues and developing mitigation strategies. The Risk Working Group reports monthly to the Risk Management Committee. The Audit Committee periodically discusses and reviews with management the Company’s risk assessment and risk management and also considers whether management has provided appropriate disclosure in the Company’s financial statements.
The Board and the Finance Committee also discuss with management the Company’s risk mitigation profile as part of their review of the Company’s strategic and financing plans. This review includes management’s consideration of risk management associated with the Company’s strategic and financing plans, as well as with the implementation of those plans.
Since 2010, management, using a framework provided by the Compensation Committee’s independent compensation consultant, Pearl Meyer & Partners, referred to as PM&P, has conducted an annual risk assessment of the Company’s compensation policies and practices for all employees, including executives. In February 2014, the results of management’s risk assessment, which included the Company’s 2013 short-term and long-term incentive-based compensation, were reviewed with the Compensation Committee and PM&P. This assessment sought to identify features of the Company’s compensation policies and practices that could encourage excessive risk-taking.
In order to focus employees on performance objectives that promote the best interests of the Company and its stockholders, short-term and long-term incentive-based compensation is linked to the achievement of measurable financial and business goals, and, in the case of short-term incentives, individual performance goals. The risk assessments conducted by management found that these arrangements are coupled with compensation design elements and other controls that discourage business decision-making that is focused solely on the compensation consequences. These compensation design elements and other controls include:
➢
  strong enterprise-wide risk management policies and programs, which have undergone third-party risk assessments;
➢
  cash incentives that are earned only if, in addition to the satisfaction of stated performance metrics, a corporate or business unit earnings threshold is exceeded;
➢
  the absence of compensation arrangement features often identified as encouraging excessive risk-taking as applied to companies in the regulated utility industry;
➢
  program designs that provide a balanced mix of cash and equity and short-term and long-term incentives;
➢
  performance metrics, not all of which are financial in nature, such as safety, reliability, diversity and customer satisfaction;
➢
  no stock options; and
➢
  share ownership guidelines that are applicable to officers of the Company at the level of vice president and above.
On the basis of its review of the Company’s compensation programs, management concluded, and advised the Compensation Committee, that the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.
Governance Policies and Procedures

We have adopted our Corporate Business Policies, which in their totality constitute our code of business conduct and ethics. These policies apply to all of our directors, employees and others working at the Company and its subsidiaries. Current copies of these policies, including amendments to, or waivers from, these policies, are made available on our Web site at http://www.pepcoholdings.com/businesspolicies.
The Board also has adopted Corporate Governance Guidelines and charters for the Audit Committee, the Compensation Committee, the Nominating Committee, the Executive Committee and the Finance Committee. Current copies of these documents are available on our
Web site at http://www. pepcoholdings.com/corporategovernance and also can be obtained by sending us a written request. See “Communications, Stockholder Proposals and Company Information — Contacting Us or Our Transfer Agent” on page 96 of this proxy statement.
During 2013, based on input received from our stockholders as a result of our stockholder outreach efforts, the Nominating Committee considered whether stockholders should have the right to call a special meeting of stockholders or take action by written consent in lieu of a meeting, or whether our bylaws should include additional director tenure limitations. After giving each of these matters careful consideration, including the views expressed by our stockholders, the Nominating Committee decided not to recommend changes on any of these items at this time.
Political Contributions and Expenditures

We believe it is important to participate in the political process, including engaging in substantive discussions with officials whose decisions impact our business and making contributions to candidate campaigns and political committees to support candidates who understand our industry and its issues. Political engagement activities can shape the execution of our core mission of providing safe, reliable and affordable electric and gas service to the communities within our service territories.
We have adopted a Political Engagement Policy to provide transparency related to our rigorous process regarding political engagement and to provide public disclosure of our political expenditures. We use corporate funds to make contributions to tax-exempt organizations and trade associations that engage in political activities. In addition, eligible employees may make voluntary contributions to our non-partisan, employee-run political action committees which help ensure that we will have a voice in the political process. This policy is made available on our Web site at http://www.pepcoholdings.com/politicalengagement.

PROPOSAL 1: ELECTION OF DIRECTORS
Explanation of the Proposal

In accordance with our restated certificate of incorporation and bylaws, the number of directors is fixed from time to time by the Board, but may not be less than six or more than 15. There are currently 14 members of the Board; however, only 10 persons have been named as director nominees for election at the meeting. Four of our current directors are not standing for re-election due to a provision in our bylaws that generally does not permit a director to stand for re-election if the director will be at least 70 years old on the date of the annual meeting. The number of directors has been fixed at 10, effective upon the election at the meeting of the 10 director nominees named in this proxy statement. Proxies may not be voted for more than these 10 nominees.
The Board, on the recommendation of the Nominating Committee, has nominated for election at the annual meeting the following persons: Paul M. Barbas; Jack B. Dunn, IV; H. Russell Frisby, Jr.; Terence C. Golden; Patrick T. Harker; Barbara J. Krumsiek; Lawrence C. Nussdorf; Patricia A. Oelrich; Joseph M. Rigby; and Lester P. Silverman. Each of these nominees is currently a member of the Board. It is intended that each nominee would hold office for a one-year term, and until his or her successor is elected and qualified.
Each director nominee identified in this proxy statement has confirmed that he or she is willing and able to serve as a director, if elected. Should any of the nominees, prior to the meeting, become unavailable to serve as a director for any reason, the Board may either reduce the number of directors to be elected or select another nominee recommended by the Nominating Committee. If another nominee is selected, all proxies will be voted for the substitute nominee.
In accordance with our bylaws, any incumbent nominee who does not receive a majority of votes cast “FOR” his or her election is required to resign from the Board no later than 90 days after the date of the certification of the election results.
We greatly appreciate the years of dedicated service as directors of the Company of Messrs. Heintz, MacCormack and Ross, and Ms. Schneider, the directors not standing for re-election at the meeting.
Director Nominees

Paul M. Barbas

Mr. Barbas, age 56, was President and Chief Executive Officer of DPL Inc., the utility holding company of The Dayton Power and Light Company, or DP&L, from October 2006 until December 2011. He also served on the board of directors of DPL Inc. and DP&L from October 2006 to November 2011. He has served as a director of Dynegy, Inc., a publicly traded electricity generation company, since October 2012. Mr. Barbas previously served as Executive Vice President and Chief Operating Officer of Chesapeake Utilities Corporation, a diversified utility company engaged in natural gas distribution, transmission and marketing, propane gas distribution and wholesale marketing and other related services, from 2005 until October 2006, as an Executive Vice President from 2004 until 2005, and as President of Chesapeake Service Company and Vice President of Chesapeake Utilities Corporation, from 2003 until 2004. From 2001 until 2003, Mr. Barbas was Executive Vice President of Allegheny Power, responsible for the operational and strategic functions of Allegheny Energy, Inc.’s regulated utility operations, serving 1.6 million customers with 3,200 employees. Mr. Barbas joined Allegheny Energy in 1999 as President of its Ventures unit. He has been a director of the Company since September 25, 2013.
Mr. Barbas’s qualifications for election to the Board include his perspective and experience as a former President and Chief Executive Officer of a regulated public utility company. Mr. Barbas brings extensive utility, management and oversight experience, having served in executive management positions with various utility and other companies. He also has a broad background in finance and marketing and brings a strong understanding of power operations and energy markets. He contributes significantly to oversight responsibilities on matters relating to executive compensation and compensation strategy and has served as the Chairman of Dynegy, Inc.’s Compensation and Human Resources Committee since October 2012.

Jack B. Dunn, IV

Mr. Dunn, age 63, served as Chief Executive Officer of FTI Consulting, Inc., a publicly held, multi-disciplined consulting firm with practices in the areas of corporate finance/restructuring, forensic and litigation consulting, economic consulting, technology and strategic and financial communications, located in West Palm Beach, Florida, from October 1995 to January 2014, and served as President of FTI from October 2004 to January 2014. He also served as a director of FTI from 1992 to January 2014, and served as its Chairman of the Board from December 1998 to October 2004. He remains a part-time employee of FTI. Mr. Dunn served as a director of Aether Systems, Inc., which became Aether Holdings, Inc., and then NexCen Brands, Inc., from June 2002 through September 2008. Mr. Dunn is also a limited partner in the Baltimore Orioles and a member of the Board of Trustees of Johns Hopkins Medicine. He has been a director of the Company since May 21, 2004.
Mr. Dunn’s qualifications for election to the Board include his broad knowledge of corporate finance and his perspective and experience as a former Chief Executive Officer of a global business advisory firm with a particular emphasis on customer service and assisting public companies in the areas of finance and governance, among others. Prior to joining FTI, Mr. Dunn spent over ten years with Legg Mason, Inc., a major regional investment banking firm, where he was Managing Director, Senior Vice President, a member of its broker-dealer’s board of directors and head of its corporate finance group. Prior to his investment banking career, Mr. Dunn practiced corporate and securities law.

H. Russell Frisby, Jr.

Mr. Frisby, age 63, since 2009 has been a partner in the Energy, Mining, Transportation and Telecommunications Group of Stinson Leonard Street LLP (formerly Stinson Morrison Hecker LLP), a law firm located in Washington, D.C. From 1995 to 1998, he served as Chairman of the Maryland Public Service Commission, or MPSC. Mr. Frisby also was the President and Chief Executive Officer of the Competitive Telecommunications Association from 1998 to 2005 and a partner with the law firms of Kirkpatrick & Lockhart Nicholson Graham LLP from 2005 to 2006 and Fleischman and Harding LLP from 2006 to 2008. He served as a director of PAETEC Holding Corp., a broadband communications provider, from February 2007 until November 2011. Mr. Frisby has been a director of the Company since September 27, 2012.
Mr. Frisby’s qualifications for election to the Board include his experience as a regulatory and corporate lawyer, as well as the regulatory, public policy and governmental affairs knowledge that he gained as a Chairman of the MPSC and Chief Executive Officer of a telecommunications industry organization, as well as his prior service as a public company director. Mr. Frisby also lives, works and has served as a director of several non-profit organizations in the Company’s operating territory, and therefore has significant community ties within the region.

Terence C. Golden

Mr. Golden, age 69, since 2000 has been Chairman of Bailey Capital Corporation in Washington, D.C. Bailey Capital Corporation is a private investment company. From 1995 until May 2000, Mr. Golden was President and Chief Executive Officer of Host Hotels and Resorts, the lodging real estate company that includes among its holdings Marriott, Ritz-Carlton, Four Seasons, Hyatt, Hilton, Westin, W, Sheraton and Fairmont hotels. Mr. Golden has also served as a director of Host Hotels and Resorts since 1995. From May 2008 to March 2013, he served as a trustee and member of the Audit Committee of Washington Real Estate Investment Trust. Mr. Golden also serves as a trustee of the Federal City Council. He has been a director of the Company since August 1, 2002, and was a director of Potomac Electric Power Company, or Pepco, from 1998 until it merged with Conectiv on August 1, 2002.
Mr. Golden’s qualifications for election to the Board include his extensive accounting and financial management experience, as well as his perspective and experience as a former Chief Executive Officer and Chief Financial Officer with responsibility for accounting, cash management, tax and corporate and project financing. In addition to his experience described above, Mr. Golden served as the Chief Financial Officer of the Oliver Carr Company, one of the largest real estate companies in the mid-Atlantic region. Mr. Golden also was national managing partner of Trammell Crow Residential Companies, one of the largest residential development companies in the United States. Mr. Golden lives, works and serves as a director for several non-profit organizations in the Company’s operating territory, and therefore has significant community ties within the region.

Patrick T. Harker

Dr. Harker, age 55, since 2007 has been President of the University of Delaware, or UDel, located in Newark, Delaware. Concurrent with his appointment as President, Dr. Harker was appointed professor of Business Administration in the Alfred Lerner College of Business and Economics and a professor of Civil and Environmental Engineering in UDel’s College of Engineering. From 2000 to 2007, he was Dean of the Wharton School of the University of Pennsylvania and served as a Professor of Electrical and Systems Engineering in the University of Pennsylvania’s School of Engineering and Applied Science. Dr. Harker served as a Trustee of the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust from 2000 through September 2010. From 2004 to 2009, he was a member of the Board of Managers of the Goldman Sachs Hedge Fund Partners Registered Fund LLC. Dr. Harker was a member of the Board of Trustees of Howard University from May 2009 to June 2013. He has served as a director of Huntsman Corporation, a global manufacturer of chemical products, since March 2010 and was elected as a director of the Federal Reserve Bank of Philadelphia in January 2012. Dr. Harker has been a director of the Company since May 15, 2009.
Dr. Harker’s qualifications for election to the Board include his leadership skills and public and government affairs experience. Holding a Ph.D. in engineering and as the former Dean of the Wharton School, Dr. Harker brings to the Board a unique blend of technical expertise and business knowledge. Through his experience on the Board of Trustees of the Goldman Sachs Trust, Dr. Harker also contributes a strong background in capital markets. Dr. Harker lives, works and serves as a director for several non-profit organizations in the Company’s operating territory, and therefore has significant community ties within the region.

Barbara J. Krumsiek

Ms. Krumsiek, age 61, since 1997 has been President and Chief Executive Officer and since 2006 Chair of Calvert Investments, Inc., an investment management and research firm based in Bethesda, Maryland. Calvert offers a range of fixed income, money market and equity mutual funds including a full family of socially responsible mutual funds. Ms. Krumsiek serves as a trustee/director for 42 Calvert-sponsored mutual funds. She has been a director of the Company since May 18, 2007.
Ms. Krumsiek’s qualifications for election to the Board include her financial knowledge from an investor standpoint and her insights as a current Chief Executive Officer, including her familiarity with issues of corporate governance, compensation, risk assessment and technology. Ms. Krumsiek has served as Chief Executive Officer of Calvert for 16 years, after 23 years of experience with Alliance Capital Management. In her capacity as CEO of Calvert, she has overseen all aspects of corporate operations, including strategic planning, compliance and risk management, financial management, financial statement preparation, and information technology. Ms. Krumsiek also has experience with environmental and corporate social responsibility issues. Ms. Krumsiek lives and works in our operating territory, is a former Chair of the Greater Washington Board of Trade, and serves as a director for several other non-profit organizations in the Company’s operating territory, and therefore has significant community ties within the region.

Lawrence C. Nussdorf

Mr. Nussdorf, age 67, since 1998 has been President and Chief Operating Officer of Clark Enterprises, Inc., a privately held investment and real estate company based in Bethesda, Maryland, whose interests include Clark Construction Group, LLC, a general contracting company, of which Mr. Nussdorf has been Vice President and Treasurer since 1977. He served as a director of CapitalSource Inc. from March 2007 through April 2010. Since September 2010, Mr. Nussdorf has served as a director of Leidos Holdings, Inc. (formerly SAIC, Inc.), a science and technology solutions company. He has been a director of the Company since August 1, 2002, and was a director of Pepco from 2001 until it merged with Conectiv on August 1, 2002.
Mr. Nussdorf’s qualifications for election to the Board include his perspectives as a board member of two other NYSE-listed companies and as a long-serving Chief Operating Officer and former Chief Financial Officer. In addition to being the current President and Chief Operating Officer of Clark Enterprises, Mr. Nussdorf served for over 30 years as Chief Financial Officer. He has been at the forefront of strategic and long-term planning, as well as all aspects of management, operations, and finance of multiple businesses, involving different asset classes. Mr. Nussdorf lives, works and serves as a director for several non-profit organizations in the Company’s operating territory and, therefore, has significant community ties within the region.

Patricia A. Oelrich

Ms. Oelrich, age 60, from 2001 to 2009 was Vice President, IT Risk Management for GlaxoSmithKline Pharmaceuticals, a Global 100 public company. From 1995 to 2000, Ms. Oelrich served as Vice President, Internal Audit for GlaxoSmithKline. She was employed at Ernst & Young from 1975 to 1994, and was a partner from 1988 to 1994. She has been a director of the Company since May 21, 2010.
Ms. Oelrich’s qualifications for election to the Board include her perspectives on corporate governance, information technology, audit, compliance, and finance issues. Ms. Oelrich is a Certified Public Accountant and a Certified Information Systems Auditor. In her roles at GlaxoSmithKline, Ms. Oelrich directed internal audit activities worldwide, established GlaxoSmithKline’s IT Risk Management Program, and participated in establishing GlaxoSmithKline’s Corporate Compliance and Corporate Risk Management Oversight Programs. As a partner at Ernst & Young, Ms. Oelrich was in charge of the Chicago Office Information Systems Audit and Security practice that provided internal audit services and security consulting to highly regulated industries, including the financial services, insurance and healthcare industries. She also was lead financial audit partner on various engagements.

Joseph M. Rigby

Mr. Rigby, age 57, is Chairman, President and Chief Executive Officer of the Company. He has been President and Chief Executive Officer of the Company since March 1, 2009. From March 2008 to March 2009, Mr. Rigby served as President and Chief Operating Officer of the Company and from September 2007 to March 2008, he served as Executive Vice President and Chief Operating Officer of the Company. He was Senior Vice President of the Company from August 2002 to September 2007 and Chief Financial Officer from May 2004 to September 2007. From September 2007 to March 2009, Mr. Rigby was President and Chief Executive Officer of the Company’s utility subsidiaries. He has been Chairman of the Company’s utility subsidiaries since March 1, 2009. Mr. Rigby has been a director and Chairman of the Company since May 15, 2009. On January 24, 2014, Mr. Rigby notified the Company that he plans to retire in 2015 and would be stepping down from his positions as President and Chief Executive Officer by the end of 2014. Mr. Rigby would remain employed by the Company through May 1, 2015 to facilitate the transition of these roles. If elected, Mr. Rigby intends to remain executive Chairman of the Company through its 2015 annual meeting of stockholders.
Mr. Rigby’s qualifications for election to the Board include his ability to provide unique insights as PHI’s current Chief Executive Officer, as well as his 35 years of experience with the Company, Company subsidiaries and in the utility industry. Because of the various positions he has held within the Company, Mr. Rigby has broad experience across operations, finance and human resources, including mergers and acquisitions. Mr. Rigby also lives and works in the Company’s operating territory, was previously Chairman of the Greater Washington Board of Trade and of the United Way of the National Capital Area, and serves as a director for several non-profit organizations in the Company’s operating territory and therefore has significant community ties within the region.

Lester P. Silverman

Mr. Silverman, age 67, is Director Emeritus of McKinsey & Company, Inc., having retired from the international management consulting firm in 2005. Mr. Silverman joined McKinsey in 1982 and was head of the firm’s Electric Power and Natural Gas practice from 1991 to 1999. From 2000 to 2004, Mr. Silverman was the leader of McKinsey’s Global Nonprofit Practice. Previous positions included Principal Deputy Assistant Secretary for Policy and Evaluation in the U.S. Department of Energy from 1980 to 1981 and Director of Policy Analysis in the U.S. Department of the Interior from 1978 to 1980. He is a trustee of and advisor to several national and Washington, D.C.-area non-profit organizations. Mr. Silverman also is a member of the board of directors of Logos Energy, Inc., an energy technology start-up company. He has been a director of the Company since May 19, 2006, and it is anticipated that he will be selected to serve as Lead Independent Director in May 2014. If selected, he has agreed to serve in that role.
Mr. Silverman’s qualifications for election to the Board include his broad experience with the energy industry and extensive experience in government and public policy. Mr. Silverman was a consultant to electric and gas utilities for 23 years and has public policy experience in the energy field. Mr. Silverman also lives, works and serves as a director for several non-profit organizations in the Company’s operating territory, and therefore has significant community ties within the region.

Director Independence

Our Independence Standards
The NYSE’s listing standards require that:
➢
  a majority of our directors satisfy the NYSE’s independence standards applicable to all directors;
➢
  all of the members of the Audit Committee satisfy the NYSE’s independence standards applicable to Audit Committee members; and
➢
  commencing as of the date of the meeting, all of the members of the Compensation Committee satisfy the NYSE’s independence standards applicable to Compensation Committee members.
Applying these standards, the Board has determined that 13 of our 14 directors, consisting of Messrs. Barbas, Dunn, Frisby, Golden, Harker, Heintz, MacCormack, Nussdorf, Ross and Silverman, and Mmes. Krumsiek, Oelrich and Schneider, qualify as independent. The Board has also determined that each of Messrs. Golden, Harker, Nussdorf and Ross, and Ms. Oelrich, satisfies the NYSE’s independence standards for Audit Committee members, and each of Messrs. Barbas, Dunn, Harker, Heintz, Ross and Silverman, and Ms. Krumsiek, will satisfy the NYSE’s independence standards for Compensation Committee members.
For a director to be considered independent under the NYSE listing standards, a director cannot have any of the disqualifying relationships enumerated by the NYSE listing standards. Furthermore, the Board also must determine that the director does not otherwise have any direct or indirect material relationship with the Company. The Board of Directors considers all relevant facts and circumstances when assessing the materiality of a director’s relationship with the Company, not only from the standpoint of the director but also from that of persons or organizations with which the director has an affiliation. Material relationships can include, for example, commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. To assist the Board in considering these relationships, the Board has adopted, as part of our Corporate Governance Guidelines, non-exclusive guidelines of material director relationships. Our Corporate Governance Guidelines can be found on our Web site at http://www.pepcoholdings.com/corporategovernance. Under these guidelines, which are based in significant part on the disqualifying relationships enumerated by the NYSE listing standards and the SEC’s independence standard for audit committee members, a PHI director is not “independent” if the director has any of the material relationships specified in the table below.

PHI Corporate Governance Guidelines —
Material Director Relationships

Type of Relationship(1)	Description of Relationship
Employee or executive officer of PHI(2)
➢
  A director who is, or has been within the last three years, an employee of PHI OR
➢
  An immediate family member of a director who is, or has been within the last three years, an executive officer of PHI(3)

Receipt of direct compensation from PHI(2)
Receipt by the director or an immediate family member, during any 12-month period within the last three years, of more than $120,000 in direct compensation from PHI, other than director and committee fees and pension benefits or other forms of deferred compensation for prior service (provided pension benefits or deferred compensation are not contingent in any way on continued service)

Receipt of indirect compensation from PHI(2)
Another company has made payments to, or received payments from, PHI for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of the other company’s consolidated gross revenues
AND
The other company is a “related entity,” which means that:
➢
  a PHI director is a current employee of the other company OR
➢
  an immediate family member of the PHI director is a current executive officer of the other company(4)

Relationships with external or internal auditor(2)
Any of the following relationships exist:
➢
  the director is a current partner or employee of PHI’s internal or external auditor
➢
  the director has an immediate family member who is a current partner of the internal or external auditor
➢
  the director has an immediate family member who (a) is a current employee of the internal or external auditor and (b) personally works on the Company’s audit
➢
  the director or an immediate family member of the director was, within the last three years, (a) a partner or employee of the internal or external auditor and (b) personally worked on the Company’s audit within that time

Compensation committee interlocks(2)
The director or an immediate family member of the director is, or has been within the last three years, employed as an executive officer of another company where any of PHI’s present executive officers at the same time serves or served on that other company’s compensation committee.

Relationships attributable to independence of Audit Committee members
A director who is a member of the Audit Committee may not accept directly or indirectly any consulting, advisory, or other compensatory fee from PHI or any subsidiary (other than fees for service as a director), provided that, unless the rules of the NYSE provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service (provided that such compensation is not contingent in any way on continued service).(5)
A director who is an “affiliated person” of PHI or any subsidiary (other than in his or her capacity as a member of the Board or a Board committee) as defined by the SEC shall not be considered independent for purposes of Audit Committee membership. For purposes of this test only, a director who beneficially owns more than 3% of PHI’s common stock will be considered to be an “affiliated person.”

(1)
  Under our Corporate Governance Guidelines, for purposes of considering the existence or materiality of a director’s relationship with PHI or the relationship with PHI of a related entity, payments for electricity, gas or other products or services made in the normal course of business at prices generally applicable to similarly situated customers shall not be taken into account.
(2)
  Also a disqualifying relationship under the NYSE listing standards.
(3)
  Generally, under SEC rules, the term “executive officer” is defined to mean a president, principal financial officer, controller, any vice president in charge of a principal business unit, division or function, any other officer who performs a policy-making function, or any other person who performs similar policy-making functions. Officers of a subsidiary are deemed to be officers of the parent if they perform such policy-making functions for the parent. A list of PHI’s executive officers as of the date of this proxy statement has been provided in the 2013 Annual Report.

(4)
  Contributions by PHI to a tax exempt organization in which any PHI independent director serves as an executive officer shall not be considered “payments” for purposes of this test, if, within the preceding three years, contributions in any single fiscal year from PHI to the tax-exempt organization exceeded the numerical standards for this test, so long as PHI has disclosed in its proxy statement any such contributions.
(5)
  The term “indirect acceptance” by a member of the Audit Committee of any consulting, advisory, or other compensatory fee includes acceptance of such fee by a spouse, a minor child or stepchild or a child or stepchild sharing a home with the member or by an entity in which such member is a partner, member, an officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity) and which provides accounting, consulting, legal, investment banking or financial advisory services to PHI or any subsidiary.
Furthermore, in determining the independence of members of the Compensation Committee, in addition to the requirements described above, the NYSE’s standards require the Board to consider all factors in determining whether a director has a relationship to us which is material to that director’s ability to be independent from our management in connection with the duties of a Compensation Committee member. These factors include, but are not limited to:
➢
  the source of a director’s compensation, including any consulting, advisory or other compensatory fee paid by us to the director; and
➢
  whether the director is affiliated with us, one of our subsidiaries or an affiliate of one of our subsidiaries.
2014 Director Independence Determinations
In making its director independence determinations, the Board considered the following relationships in accordance with its procedures for evaluating related person transactions. See “The Board of Directors and Corporate Governance — Board Review of Transactions with Related Persons” on page 9 of this proxy statement.
Prior to July 1, 2013, Ms. Schneider was a partner with the law firm of Orrick, Herrington & Sutcliffe LLP, and since July 1, 2013, Ms. Schneider has been a partner with the law firm of Ballard Spahr LLP. Orrick rendered legal services to certain Company subsidiaries in 2012 and 2011, but it did not render legal services to the Company or its subsidiaries in 2013. Ballard rendered legal services to the Company and certain of its subsidiaries in 2013, 2012 and 2011 and continues to render such legal services in 2014 with respect to certain financing and other matters. Ms. Schneider has informed the Board that:
➢
  she has not worked and will not work on any of these matters;
➢
  she did not direct Orrick’s work on any of these matters during her time with Orrick;
➢
  she has not and will not direct Ballard’s work on any of these matters;
➢
  Orrick’s representation of the Company or its subsidiaries during her time with Orrick had no effect on the amount of compensation she received from Orrick; and
➢
  Ballard’s representation of the Company or its subsidiaries during her time with Ballard has had no effect on the amount of compensation she has received or will receive from Ballard.
In reviewing this relationship, the Board examined the specific services that Orrick provided to the Company’s subsidiaries during 2012 and 2011, and that Ballard provided to the Company and its subsidiaries during 2013, 2012 and 2011, as well as the nature and substance of their ongoing relationships with Ballard. The Board noted the fact that the amounts paid by the Company’s subsidiaries to Orrick for legal services rendered in 2012 and 2011 were $699 and $95,650, respectively, and that the amounts paid by the Company and its subsidiaries to Ballard for legal services rendered in 2013, 2012 and 2011 were $106,827, $39,347 and $51,900, respectively.
Since 2009, Mr. Frisby has been a partner with Stinson Leonard Street LLP. Prior to Mr. Frisby’s appointment to the Board in September 2012, Stinson rendered legal and other services to the Company with respect to two matters, which services had ceased as of January 2012. Since January 2012, Stinson has not provided, and presently does not provide, services to the Company or any of its subsidiaries.
In reviewing this relationship, the Board examined the specific services that Stinson provided to the Company. The Board also noted the fact that the total amounts paid by the Company to Stinson for legal services rendered in 2012 and 2011 were $45 and $54,886, respectively, and that the services provided by Stinson were terminated in January 2012.
Dr. Harker is President of UDel. In each of UDel’s fiscal years ending June 2012 and 2011, Pepco Energy Services, Inc., a wholly-owned subsidiary of the Company, supplied natural gas to UDel under a gas master agreement. In each of UDel’s fiscal years ending 2013, 2012 and 2011, Delmarva Power & Light Company, or DPL, a wholly-owned utility subsidiary of the Company, delivered, and in some cases also supplied, electricity and natural gas to various UDel accounts on terms specified in tariffs approved by the Delaware Public Service Commission. Also, the Company provides tuition assistance payments as a benefit to its employees under a broad-based, non-discriminatory policy, some of whom have used these benefits to attend UDel.
Mr. Nussdorf is President and Chief Operating Officer of Clark Enterprises. Clark Enterprises and its affiliates purchased natural gas from Pepco Energy Services in 2011 and electricity from Pepco in 2013, 2012 and 2011. Electricity was purchased from Pepco on terms specified in tariffs approved by the applicable public service commission. During 2012, Pepco Energy Services also entered into two teaming agreements with an affiliate of Clark Enterprises with respect to proposed energy savings performance contract bids. If Pepco Energy Services wins the bid, Pepco Energy Services would then be required under the teaming agreement to enter into a subcontract with the Clark Enterprises affiliate for specified work. To date, no payments by Pepco Energy Services have been made to the Clark Enterprises affiliate and no contract has been entered into with the proposed customer. The Board is monitoring this relationship, and, if such a contract were to be entered into, the Board would make a determination as to any further action that may be warranted.
With respect to each of the PHI directors discussed above, the Board determined that:
➢
  the relationship between each respective related entity (or its affiliates) and PHI or a subsidiary thereof was solely a business relationship which did not convey any special benefits upon the PHI director who was affiliated with such related entity;
➢
  the amounts paid to PHI or its subsidiary under the contract were below the numerical threshold set forth in the Corporate Governance Guidelines with respect to payments for property and services between the Company or its subsidiaries and a related entity; and
➢
  in the case of each director other than Ms. Schneider and Mr. Frisby, the amounts paid by the related entity to PHI or its subsidiary under the contract constituted payment for electricity and/or natural gas made in the normal course of business at prices generally applicable to similarly situated customers.
For these reasons, the Board determined that these business relationships did not serve to disqualify Ms. Schneider, Mr. Frisby, Dr. Harker or Mr. Nussdorf as an independent director.
In making independence determinations under the NYSE listing standards with respect to a PHI director, the Board has, where applicable, reviewed whether, and to what extent, a director or certain related entities have purchased electricity or natural gas from any of the Company’s regulated utility subsidiaries at rates prescribed by applicable law or governmental authority. Where such purchases would not disqualify the director from a determination of independence under the NYSE listing standards, the Board has determined that such relationships do not create a direct or indirect material relationship with the Company which would preclude a determination of independence. Further, the Board reached its conclusions with respect to Ms. Schneider and Mr. Frisby without necessarily concluding that Ms. Schneider’s relationship as a partner of Orrick and Ballard or Mr. Frisby’s relationship as a partner of Stinson constituted a relationship covered by the Corporate Governance Guidelines.
Director Nominations

Director Criteria, Qualifications, Experience and Diversity
The Board believes that it is important for the Board to include an appropriate blend of independent and management directors, which should result in independent directors being predominant and the views of the Company’s management being effectively represented. Accordingly, the number of independent directors should never be less than seven and the management directors should always include the chief executive offficer, there should never be more than three management directors, and any management directors, other than the chief executive officer, should be selected from the Company’s executive leadership team.
For independent directors, the Nominating Committee seeks the appropriate balance of experience, skills and personal characteristics required of a director. In order to be considered for nomination to the Board, a director candidate should possess most or all of the following attributes:
➢
  independence, as defined by the NYSE listing standards as then currently in effect;
➢
  integrity;
➢
  judgment;
➢
  credibility;

➢
  collegiality;
➢
  professional achievement;
➢
  constructiveness; and
➢
  public awareness.
Independent directors should possess, in the aggregate, skill sets that include but are not limited to:
➢
  financial acumen equivalent to the level of a chief financial officer or senior executive of a capital markets, investment or financial services firm;
➢
  operational or strategic acumen germane to the energy industry, or other industry with similar characteristics (construction, manufacturing, etc.);
➢
  public and/or government affairs acumen germane to complex enterprises, especially in regulated industries;
➢
  customer service acumen germane to a service organization with a large customer base;
➢
  legal acumen in the field of regulatory or commercial law at the partner or chief legal officer level;
➢
  technology expertise at the chief technology officer level;
➢
  salient community ties in areas of operation of PHI’s enterprises; and
➢
  corporate governance acumen, gained through service as a senior officer or director of a large publicly held corporation or through comparable academic or other experience.
In identifying director candidates, the Nominating Committee also gives weight to other attributes that it believes contribute to Board effectiveness, including:
➢
  analytical skills;
➢
  a willingness and ability to constructively and collaboratively engage with management and each other; and
➢
  the ability and commitment to devote significant time to service on the Board and its committees.
In accordance with the Corporate Governance Guidelines, the Nominating Committee also follows the principle that a board of directors composed of individuals with a broad range of experiences and backgrounds brings diverse perspectives and contributes to the Board’s overall effectiveness. Thus, independent directors are also selected to ensure diversity, in the aggregate, which diversity should include expertise or experience germane to the Company’s overall business needs, in addition to other generally understood aspects of diversity.
The Board monitors the mix of skills, experience and backgrounds of the Board members to assure that the Board has the necessary composition to effectively perform its oversight function. The Board took these diversity considerations and attributes into account in determining the director nominees and planning for director succession and believes that, as a group, the nominees bring a diverse range of expertise, experience and perspectives, as well as generally understood aspects of diversity, to the Board.

PHI Director Nomination Process
The Nominating Committee has developed the following process to identify and evaluate director nominees, which is set forth in our Corporate Governance Guidelines and is publicly available on our Web site. See “The Board of Directors and Corporate Governance — Governance Policies and Procedures” on page 11 of this proxy statement.

Process Steps	Description
Prepare list of potential candidates	• The Nominating Committee develops and maintains a list of potential candidates for Board membership. • Potential candidates are recommended by Nominating Committee members and other Board members.
Review of attributes, skill sets and other criteria
•
  The Nominating Committee annually reviews attributes, skill sets and other qualifications for potential candidates.
•
  Modifications to these qualifications may be made from time to time based upon assessment of the needs of the Board and the skill sets required to meet those needs.

Review of candidates
•
  All potential candidates are reviewed against current attributes, skill sets and other qualifications established by the Board to determine suitability for Board membership.
•
  Suitable candidates receive a more detailed review performed through examination of publicly available information, including:
◦
  compliance with applicable director independence standards;
◦
  the number of other boards on which the candidate already serves;
◦
  the possible applicability of restrictions on director interlocks or other requirements or prohibitions imposed by applicable laws or regulations;
◦
  proxy disclosure requirements; and
◦
  actual, potential or perceived conflicts of interest or other issues.

Prioritization of candidates
•
  The Nominating Committee annually determines whether to remove any candidate from consideration as a result of the detailed review.
•
  As needed, remaining candidates are prioritized by the Nominating Committee for recommendation to, and final determination by, the Board prior to direct discussion with any candidate.

Candidate contact and nomination
•
  Following the Board’s determination of a priority-ranked list of approved potential candidates, the Chairman of the Nominating Committee or, at his or her discretion, one or more other members of the Board, will contact and interview the potential candidates in order of their priority.
•
  When a potential candidate indicates his or her willingness to accept nomination to the Board, no further candidates will be contacted.
•
  Subject to a final review of eligibility under PHI’s policies and applicable laws and regulations using information supplied directly by the candidate, the candidate will then be nominated for election or appointment.

The process that stockholders must use to nominate directors for election at any future annual meeting of stockholders or for consideration by the Nominating Committee is described in “Communications, Stockholder Proposals and Company Information — Stockholder Proposals and Director Nominations” beginning on page 94 of this proxy statement.

Director Compensation

Elements of Director Compensation
During 2013, each non-management director of PHI was eligible to receive an annual Board retainer comprised of $50,000 in cash and $65,000 in PHI equity. The equity portion of the retainer was paid in the form of RSU awards issued under the 2012 LTIP. These RSUs vest upon the earlier of one year after the date of grant or upon the date of the next annual meeting of stockholders. During 2013, the annual committee chair and Lead Independent Director retainers were $10,000 and $25,000, respectively. The meeting fee was $2,000 per meeting.
Under the terms of the PHI Non-Management Directors Compensation Plan, or the Directors Plan, our non-management directors are permitted to elect to receive their cash retainer payments and meeting fees in cash or in shares of common stock. These directors are also permitted to elect to defer the receipt of their cash retainer and meeting fees under the terms of the PHI Second Revised and Restated Executive and Director Deferred Compensation Plan, referred to in this proxy statement as the PHI Deferred Compensation Plan. Contributions to the director’s PHI Deferred Compensation Plan account may be credited to a prime rate interest account, an investment fund account determined by the Compensation Committee, or a phantom share account that mirrors an investment in shares of common stock. For information on the PHI Deferred Compensation Plan, see “Proposal 2: Advisory Vote to Approve Executive Compensation — Executive Compensation — Nonqualified Deferred Compensation — Description of Our Nonqualified Deferred Compensation Plans — PHI Deferred Compensation Plan.”
The Board has approved a non-management director deferral program that permits such directors to elect to defer the payment of shares of common stock underlying RSU, performance share and performance unit awards, until:
➢
  the date the director leaves the Board;
➢
  the January 31 after the director leaves the Board; or
➢
  another date to be specified by the director in advance, which with respect to 2013 deferrals may not be before January 31, 2016.
We provide non-management directors with travel accident insurance for Company-related travel and directors’ and officers’ liability insurance coverage, and reimburse them for travel, hotel and other out-of-pocket expenses incurred in connection with the performance of their duties as directors.
We also provide non-management directors with free parking at our headquarters. Directors also may use these parking spaces other than in connection with the performance of their duties as directors. In addition, during 2013, Company-leased entertainment venues and Company-purchased tickets to sporting and cultural events were made available to non-management directors for personal use when not being used by us for business purposes. There was no incremental cost to us for providing these benefits to non-management directors.
Review and Oversight of Director Compensation
The compensation of the non-management directors is reviewed periodically by the Nominating Committee, which makes recommendations for changes, if any, to the Board for its approval.

Director Compensation Table
The following table sets forth the compensation earned by our non-management directors during 2013. No non-management director received or earned any other compensation from the Company during 2013, other than the compensation described in this section.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Paul M. Barbas(3)	26,500	41,671	68,171
Jack B. Dunn, IV	92,000	65,000	157,000
H. Russell Frisby, Jr.	80,000	65,000	145,000
Terence C. Golden	96,000	65,000	161,000
Patrick T. Harker	108,000	65,000	173,000
Frank O. Heintz	129,000	65,000	194,000
Barbara J. Krumsiek	92,000	65,000	157,000
George F. MacCormack	104,000	65,000	169,000
Lawrence C. Nussdorf	100,000	65,000	165,000
Patricia A. Oelrich	110,000	65,000	175,000
Frank K. Ross	98,000	65,000	163,000
Pauline A. Schneider	80,000	65,000	145,000
Lester P. Silverman	102,000	65,000	167,000

(1)
  Certain of our directors elected to defer the receipt of their 2013 cash retainer and fees under the PHI Deferred Compensation Plan, as summarized in the following table.

	Compensation Deferred Under the PHI Deferred Compensation Plan
Name	PHI Phantom Share Account ($)	Interest Rate/Investment Fund Accounts ($)
Terence C. Golden	46,000	—
Barbara J. Krumsiek	—	50,000
George F. MacCormack	—	22,000
Pauline A. Schneider	25,000	25,000

The following table sets forth, as of December 31, 2013 and March 17, 2014, the number of phantom shares (each corresponding to one share of common stock) held by non-management directors who participate in the PHI Deferred Compensation Plan and who have elected to have director compensation deferred into the phantom share account. Phantom shares under the PHI Deferred Compensation Plan may be settled only in cash.

	Phantom Shares Credited (#)
Name	As of December 31, 2013	As of March 17, 2014
Terence C. Golden	4,952	5,550
Barbara J. Krumsiek	20,338	20,338
George F. MacCormack	6,508	6,508
Lawrence C. Nussdorf	4,691	4,691
Pauline A. Schneider	15,727	16,056
Lester P. Silverman	26,732	26,732

(2)
  The amount shown for 2013 is the aggregate grant date fair value, as determined in accordance with the Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718 — Compensation —  Stock Compensation (excluding the effect of estimated forfeitures), of awards of time-based RSUs granted during that year. For a discussion of the assumptions made in determining the aggregate grant date fair value of these awards, see Note (12), “Stock-Based Compensation, Dividend Restrictions, and Calculations of Earnings Per Share of Common Stock — Stock-Based Compensation” in the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2013, referred to as the 2013 Form 10-K.
(3)
  Mr. Barbas was appointed to the Board on September 25, 2013.
Director Stock Ownership Requirements
Non-management directors are required to own a minimum amount of common stock or common stock equivalents (including, without limitation, phantom shares under the PHI Deferred Compensation Plan and restricted stock units or other stock-based awards made under the 2012 LTIP) with a market value equal to four times the annual board cash retainer. Currently, the annual Board cash retainer is $50,000 per year. Nonmanagement directors serving on the Board as of May 18, 2012 have until May 18, 2017 to reach this share ownership level. Directors elected or appointed to the Board for the first time thereafter will have five years after the date of their initial election or appointment to meet this requirement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION
OF EACH NOMINEE FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

PROPOSAL 2: ADVISORY VOTE TO APPROVE
EXECUTIVE COMPENSATION

Under the Securities Exchange Act of 1934, as amended, or the Exchange Act, we are required to present the compensation paid to our named executive officers as disclosed in this proxy statement to our stockholders for a non-binding, advisory vote. The disclosures related to compensation of our named executive officers consist of the Compensation Discussion and Analysis, the 2013 Summary Compensation Table, and the other required compensation tables and narrative disclosures in this proxy statement.
The Board believes that our executive compensation program aligns compensation with the long-term interests of stockholders. The objectives of our executive compensation program are to attract, motivate and retain talented executives while promoting our interests and the interests of our customers and stockholders. The Board believes that our executive compensation philosophy and practices have resulted in executive compensation decisions that are appropriate and that have benefitted PHI and its stockholders over time.
As a result, we are asking stockholders to indicate their support for our executive compensation by voting “FOR” the following resolution:
“RESOLVED, that the stockholders of Pepco Holdings, Inc. (the “Company”) approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion in the Company’s 2014 Proxy Statement.”
Because the vote on this proposal is advisory, it will not be binding on us. However, both the Compensation Committee and the Board value the opinions expressed by our stockholders in their vote on this matter and will take the outcome of the vote into account when considering the future compensation of the named executive officers.
Compensation/Human Resources Committee Report

The Compensation Committee reviewed and discussed with our management the Compensation Discussion and Analysis, or the CD&A, required by Item 402(b) of Regulation S-K. Based on such review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in our 2013 Form 10-K and in this proxy statement.
Patrick T. Harker, Chairman
Paul M. Barbas
Jack B. Dunn, IV
Frank O. Heintz
Barbara J. Krumsiek
Frank K. Ross
Lester P. Silverman

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL 2.

Compensation Discussion and Analysis

Executive Summary
The following is a brief overview of the more detailed discussion and analysis set forth in this section, which focuses on compensation paid to our named executive officers in 2013.
Named Executive Officers
Our named executive officers for 2013 are as follows:

Name	Title
Joseph M. Rigby	Chairman, President and Chief Executive Officer
Frederick J. Boyle	Senior Vice President and Chief Financial Officer
David M. Velazquez	Executive Vice President, Power Delivery
Kevin C. Fitzgerald	Executive Vice President and General Counsel
John U. Huffman	President and Chief Executive Officer, Pepco Energy Services
Ernest L. Jenkins	Former Vice President and Chief Human Resources Officer(1)

(1)
  Mr. Jenkins served as Vice President and Chief Human Resources Officer of PHI until May 22, 2013.
Throughout this proxy statement, we refer to Messrs. Rigby, Boyle, Velazquez, Fitzgerald and Huffman, collectively, as the “current named executive officers.”
Compensation Philosophy
Our executive compensation philosophy is straightforward: we reward our executives for their contributions to our business and operational performance and stockholder value creation by tying a significant portion of their total compensation directly to our short-term and long-term performance.
Our executive compensation program is designed to:
➢
  provide executives with competitive compensation opportunities and benefits;
➢
  tie a significant portion of compensation to our operational and financial performance;
➢
  align the financial interests of our named executive officers with those of the stockholders;
➢
  provide rewards for executive performance that target recognized key drivers of performance in the utility industry;
➢
  utilize performance metrics that serve to measure increases in value to our stockholders and reflect key operational and regulatory criteria;
➢
  strike a careful balance between risk and reward so as to not encourage executives to take excessive risk; and
➢
  ensure that executives’ interests are aligned with stockholders through the use of executive stock ownership requirements.
Pay for Performance
We have designed a compensation program that makes a substantial percentage of executive pay variable, subject to payout or increase when performance goals are achieved or exceeded and forfeiture or reduction when corporate targets are not achieved. In recent years, we have continued to adjust our compensation program to further align compensation received by our named executive officers with the interests of our stockholders and to provide compensation that is tied directly to the continued positive performance of the Company. See “— Executive Summary — Highlights of Significant 2013 Compensation Actions” and “— Corporate Governance and Pay for Performance” below.
2013 Business Results
For the year ended December 31, 2013, the Company reported consolidated net income from continuing operations of $110 million, or $0.45 per diluted share, as compared to $218 million, or $0.95 per diluted share, for the year ended December 31, 2012. Our core power delivery business remained strong and performed well, with net income of $289 million in 2013 compared to $235 million in 2012. Pepco Energy Services’ earnings improved to $3 million in 2013 as compared to a loss of $8 million in 2012.
Challenges to our 2013 consolidated earnings performance included interest associated with changes in the assessment of corporate tax benefits related to our former cross-border energy lease investments totaling $66 million; the establishment of valuation allowances related to certain deferred tax assets of $101 million; and impairment charges related to Pepco Energy Services’ long-lived assets of $3 million, as compared to impairment charges of $7 million in 2012. Excluding these items, adjusted consolidated net income from continuing operations was $280 million for 2013, compared to $225 million in the prior year.
Our management believes that adjusted consolidated net income from continuing operations is representative of our ongoing consolidated business operations. Our management uses this information internally to evaluate the Company’s period-over-period consolidated financial performance and, therefore, believes that this information is useful to investors. The presentation of our adjusted consolidated net income from continuing operations is intended to complement, and should not be considered as an alternative to, reported earnings presented in accordance with generally accepted accounting principles in the United States.
Highlights of Significant 2013 Compensation Actions
To further align compensation received by our named executive officers with the interests of our stockholders and to reinforce good corporate governance practices, we took the following actions related to our executive compensation programs in 2013:
•
  Amended the PHI Change-in-Control / Severance Plan for Certain Executive Employees, or the CIC Plan, by:
◦
  reducing the number of executives eligible to receive a specific benefit under the CIC Plan for a covered termination following a change in control;
◦
  eliminating all excise tax gross-up payments under the CIC Plan;
◦
  eliminating additional pension and supplemental executive retirement plan benefits based on additional service credits;
◦
  decreasing the length of post-termination benefits under our medical, dental and group life insurance and disability plans; and
◦
  adding a modest severance benefit that would be paid to an executive upon a termination of the executive’s employment without cause, regardless of whether a change in control has occurred.
•
  Increased base salaries in 2013 and 2014 modestly, with the goal of providing a level of fixed compensation that is competitive with other comparable utilities
•
  Amended the terms of Mr. Rigby’s 2013 performance-based RSU award under his employment agreement to implement a performance goal of total shareholder return, or TSR, relative to our peer group, or relative TSR, which represents 25% of the award opportunity
•
  Continued the practice of using relative TSR for annual performance-based awards under our long-term incentive plans for all named executive officers
•
  Continued the practice of using RSUs, instead of restricted stock, for time-based awards, because dividend equivalents under RSUs will not vest except to the extent that the underlying RSUs vest
•
  Continued the practice of including compensation recovery, or clawback, provisions in our equity award agreements
Base Salary
Base salary increases for our named executive officers have been modest, ranging from 2.95% to 3.05% in 2013 and 1.31% to 3.09% in 2014. Two of our six named executive officers did not receive a 2013 base salary increase and two out of our five current named executive officers did not receive a base salary increase for 2014.
Executive Incentive Compensation Plan
Given the challenges we faced in 2013 with our rate case outcomes and the disposition of certain of our non-core businesses, the Compensation Committee believed it was important to permit the payment of cash-based incentive compensation only to the extent that our 2013 adjusted consolidated earnings per share from continuing operations, or adjusted EPS, exceeded $1.12, which was the midpoint of our initial, publicly announced earnings guidance range. As a result, the amounts paid under the EICP award opportunities granted in 2013 reflect the effect of our use of a “funding pool” mechanism, described in more detail beginning on page 39 of this proxy statement. As a result, for 2013, our named executive officers received EICP awards ranging between 31% and 34% of the target award opportunity.
Long-Term Incentive Plan
For performance-based RSU awards granted in January 2011 with a 2011 to 2013 performance period, relative TSR did not meet the threshold level of performance. Thus, none of these awards vested.
During 2013, we granted to Messrs. Rigby and Fitzgerald performance-based RSU awards that were part of their employment agreements. These performance-based awards featured performance criteria and goals tied to key regulatory and business initiatives that we believe are drivers of our operational success, and in turn, positive financial performance and creation of stockholder value. In February 2014, the Compensation Committee determined that 55% of Mr. Rigby’s award and 95% of Mr. Fitzgerald’s award would vest based upon the executive’s performance under each of the applicable goals. However, under the terms of these awards, no shares will be issued until the day after each executive’s employment with us terminates.

Stockholder Outreach and Say on Pay
Stockholder Outreach
During and after the 2013 proxy season, we contacted stockholders owning in the aggregate over 35% of our outstanding shares, as well as Institutional Shareholder Services, or ISS, to better understand the compensation, governance and other relevant issues regarding the Company that were most important to them. We also solicited our stockholders’ views as to steps that might be taken to better align our compensation and governance initiatives with the interests of stockholders. Our Lead Independent Director participated in a number of these stockholder outreach sessions during the 2013 proxy season.
Through our 2013 stockholder outreach program, we received valuable feedback on our compensation philosophy and structure, including insight into how certain compensation features are viewed by some investors. We used these outreach sessions to discuss topics of interest to our stockholders, solicit investor viewpoints, convey the Company’s views on those topics, and gain a better understanding of areas of mutual agreement. This feedback included, among other things:
➢
  a robust exchange of ideas about the objective, industry-specific performance goals used in connection with Mr. Rigby’s 2012 performance-based award (which included, for example, electric system reliability, residential customer satisfaction, the achievement of “smart grid” deployment and customer benefit milestones, and improvements in the Company’s customer reputation) and their connections to regulatory outcomes which drive increases in stockholder value;
➢
  overall positive responses regarding our corporate governance framework, which establishes a solid foundation for our pay-for-performance philosophy;
➢
  views on our decision in December 2011 to provide Mr. Rigby with performance-based and time-based RSU awards which may vest over the term of his employment agreement but which must be held by Mr. Rigby until he is no longer employed with us;
➢
  a constructive dialogue suggesting additional enhancements we could make to our disclosure content and transparency related to performance goals and the criteria for selecting them; and
➢
  an appreciation of our willingness to seek the views of the Company’s significant stockholders, and ISS, and more importantly, the desire to establish an ongoing dialogue with our stockholders.
The input and insight gleaned from our 2013 stockholder outreach program was shared with management, members of the Compensation Committee (as to compensation matters) and the Nominating Committee (as to governance matters), each of which took such input and the results of the 2013 advisory vote on our executive compensation program, or the “say on pay proposal,” discussed below, into account in evaluating our executive compensation program and corporate governance initiatives. For example, the input from our stockholders supported the following Company compensation actions:
➢
  the implementation in October 2013 of a relative TSR performance component to Mr. Rigby’s 2013 performance-based RSU award under his employment agreement equal to 25% of his aggregate award amount;
➢
  the enhancement of our proxy statement disclosures to provide improved transparency and enhanced disclosures regarding the specific performance goals chosen for incentive awards and the Compensation Committee’s reasons for selecting them; and
➢
  the Nominating Committee’s consideration of several corporate governance changes, including a director tenure bylaw provision and whether to permit stockholders to call a special meeting or take action by written consent.
We intend to continue to engage regularly with stockholders through similar outreach programs. In this regard, we will continue to solicit their input and listen to our stockholders regarding our executive compensation, including our say on pay proposal, as well as on our corporate governance practices. We give careful consideration to the feedback we receive from our stockholders. The Compensation Committee is firmly committed to the philosophy of pay for performance by providing executives with compensation opportunities that are tied to performance and the creation of stockholder value, and is committed to following current good compensatory practices in our industry.
Say on Pay
In 2013, we submitted our say on pay proposal to our stockholders for an advisory vote, which proposal received the support of the holders of approximately 74% of the shares of common stock present and eligible to vote at our 2013 annual meeting of stockholders.
In addition, at our 2011 annual meeting of stockholders, our stockholders indicated their preference, on an advisory basis, that the say on pay proposal be submitted annually for an advisory vote rather than every two or three years. In response, the Board determined to hold an annual advisory say on pay vote.

Compensation Objectives and Philosophy
The objectives of our executive compensation program are to attract, motivate and retain talented executives while promoting the interests of the Company and its customers and stockholders. The core of our compensation philosophy is to reward executives for the achievement by the Company and its business segments of targeted levels of operational excellence and financial performance and for the achievement of individual performance goals.
As a company that owns three public utilities with operations focused on the transmission and distribution of electricity, and, to a lesser extent, natural gas, substantially all of our revenues and net income is derived directly from our utility subsidiaries’ ability to earn their allowed rates of return as determined through distribution base rate case decisions rendered by the applicable public service commission. As a result, we believe that the achievement of positive outcomes in these base rate cases represents the single greatest factor driving our financial results, and in turn, stockholder value. In addition, we believe that positive outcomes in these rate cases are inextricably linked to our operational success in delivering reliable service to our customers, and compliance with reliability requirements established by our regulators. Thus, our compensation philosophy rewards our executives when their performance contributes to the achievement by our utilities of key operational, reliability and customer satisfaction metrics, as well as when stockholder value increases, as measured by reference to our stock price and dividend yield.
Our executive compensation program is designed to:
➢
  provide executives with base salaries, incentive compensation opportunities and other benefits that are competitive with comparable companies in our industry;
➢
  tie a significant portion of the total compensation of our executives to our short-term and long-term operational and financial performance;
➢
  align the financial interests of our named executive officers with those of the stockholders with compensation that is substantially variable, that is, subject to payout or increase when corporate targets are achieved or exceeded and forfeiture or reduction when corporate targets are not achieved;
➢
  provide rewards for executive performance that target recognized key drivers of performance in the utility industry, the achievement of which we believe directly contributes to our long-term financial health and is responsible for creating long-term value to our stockholders;
➢
  utilize performance metrics that not only serve to measure increases in value to our stockholders, but also reflect operational and regulatory criteria that are important to the successful resolution of our utility subsidiaries’ base rate cases, as well as to our regulators, customers and other stakeholders;
➢
  strike a careful balance between risk and reward so as to not encourage executives to take excessive risk which could have a material adverse impact on our business, operations and financial results; and
➢
  ensure that executives’ interests are aligned with stockholders through the use of executive stock ownership requirements of between one and five times base salary, depending on the executive’s position.
Corporate Governance and Pay for Performance
The cornerstones of our 2013 compensation program are the Company’s compensation governance framework and pay-for-performance philosophy, which includes the following features:
➢
  We have established a pay-for-performance environment by linking short-term and long-term incentive-based compensation to the achievement of measurable business and individual performance goals.
➢
  Our executive compensation program continued to focus on both long-term and short-term performance, and to emphasize at-risk over fixed compensation.
➢
  Our Compensation Committee regularly receives advice on pay composition and levels of compensation from an independent compensation consultant.
➢
  Base salary increases for the named executive officers are generally modest, and we evaluate base salaries and increases by reference to a named executive officer’s performance and position, as well as the salary range for that position using competitive market survey data compiled by the Compensation Committee’s independent compensation consultant.

➢
  We use equity-based, long-term incentive compensation as a means to align the interests of our named executive officers with those of our stockholders. To do this, we annually grant RSUs, two-thirds of which may vest based on performance over a three-year performance period. We have not granted stock options since 2002 and no current named executive officer holds any PHI stock options.
➢
  We believe positive utility performance has a direct impact on the success of our rate case outcomes, and more positive rate case outcomes allow us to recover in rates more of our costs and expenses and reduce regulatory lag (a shortfall in revenues attributable to the delay between the time we incur expenses and when those expenses are included in utility rates). As a result, we have incorporated critical utility operating metrics into our short-term and long-term incentive plans.
➢
  In the context of distribution base rate cases and other regulatory proceedings, public utility commissions view our utilities’ performance and acceptable levels of compensation through the lens of specific operating metrics. We believe our use of these metrics as a part of incentive compensation performance goals supports our mission to seek positive relationships with our regulators, customers and other stakeholders.
➢
  We have a common stock ownership requirement that applies to all of our current named executive officers, except Mr. Huffman, who is not an officer of the Company. Each of these current named executive officers has satisfied this requirement, except for Messrs. Boyle and Fitzgerald, who joined us during 2012 and are within the five-year phase-in period.
➢
  We provide our named executive officers with reasonable amounts of perquisites and personal benefits compared to their total compensation.
➢
  We amended the CIC Plan by, among other things, eliminating all excise tax gross-up payments and the payment of benefits based on additional retirement plan service credits.
➢
  We maintain a strong risk management program which includes our Compensation Committee’s ongoing evaluation and oversight of the relationship between our compensation programs and risk.
➢
  We will recoup certain incentive compensation payments made to our Chief Executive Officer and Chief Financial Officer when required under the Sarbanes-Oxley Act. Employment agreements and award agreements under the 2012 LTIP include clawback provisions intended to satisfy the requirements of the Sarbanes-Oxley Act, and, when implemented, the Dodd-Frank Act.
➢
  We have adopted “no hedging”, “no pledging” and “no margining” policies that apply to all of our directors, officers and certain other employees.
The Compensation Process
The Compensation Committee, the composition and responsibilities of which are described more fully in “The Board of Directors and Corporate Governance — Board Committees” beginning on page 8 of this proxy statement, is responsible for all executive compensation decisions with respect to each of the named executive officers, except for the annual salary of Mr. Rigby, our President and Chief Executive Officer, which is approved by all of the independent directors. To assist it in carrying out its responsibilities, the Compensation Committee requests and receives recommendations from the Chief Executive Officer with respect to the compensation packages of the other named executive officers, including the selection and weighting of the specific performance objectives applicable to short-term and long-term incentive awards.
When structuring compensation arrangements for the named executive officers and other executives, the Compensation Committee typically receives advice from its independent compensation consultant concerning pay mix and levels of compensation, as well as information with respect to the financial costs and tax and accounting consequences associated with the various elements of compensation. Since 2007, the Compensation Committee has engaged PM&P as its independent compensation consultant to advise it on various executive compensation matters. Pursuant to this engagement, PM&P annually:
➢
  attends Compensation Committee meetings and provides advice to the Compensation Committee, including a review of materials related to the meeting;
➢
  conducts peer group review and benchmarking analyses for the Compensation Committee;
➢
  analyzes certain compensation practices of the companies in our peer group;
➢
  prepares an update on executive compensation trends and changes in proxy advisory firm policies as requested by the Compensation Committee;
➢
  provides advice on compensation packages and proposed new salary ranges to be provided to Company executives, as well as total executive compensation, as requested by the Compensation Committee;
➢
  conducts pay-for-performance analyses; and
➢
  provides other various industry and compensation data.

While serving as the compensation consultant to the Compensation Committee, PM&P has not had any other relationships with the Company or any of its executives, nor does it provide services to the Company other than those relating to compensation matters as requested by the Compensation Committee.
To comply with SEC rules and an amendment to the NYSE listing standards relating to the independence of compensation committee advisors, we have adopted policies and procedures to provide for pre-approval of certain compensation-related services by the Compensation Committee and a periodic review of any conflicts of interest involving its advisors. In January 2014, the Compensation Committee determined that PM&P was an independent compensation consultant under the NYSE’s listing standards and that PM&P’s work for the Compensation Committee has not raised any conflict of interest.
In 2013, the Company retained Pay Governance LLC to provide advice in connection with, among other things, a review in July 2013 of the CIC Plan. Pay Governance did not perform any services directly for the Compensation Committee during 2013. In January 2014, the Compensation Committee reviewed and concurred with management’s assessment that Pay Governance’s work for PHI during 2013 did not raise any conflict of interest.
Compensation Levels and Benchmarking
Compensation levels for our current named executive officers are determined based on a number of factors, including the individual’s roles and responsibilities within the Company, the individual’s experience, pay levels in the marketplace for similar positions and performance of the individual and the Company as a whole.
The Compensation Committee uses Company-prepared tally sheets for each named executive officer to assist it in its annual compensation review process. The tally sheet identifies each material element of the named executive officer’s compensation, including salary, short-term and long-term incentive compensation opportunities, pension accruals and other benefits, and shows the severance and other payouts to which the executive would be entitled under various employment termination scenarios. The tally sheet allows the Compensation Committee to review the totality of each named executive officer’s compensation.
Based on a benchmarking survey and analysis that PM&P performs annually, as well as other data sources, the Compensation Committee assesses competitive market compensation practices. One of the primary ways the Compensation Committee evaluates the Company’s executive compensation arrangements relative to other companies is to compare the Company’s practices to a group of companies that are primarily electricity and natural gas distribution companies with similar revenues and market capitalization. The composition of this group of peer companies is reassessed annually and its composition may be changed by the Compensation Committee from year to year to reflect corporate transactions or other events that may affect the comparability of one or more of the constituent companies.
For 2013, the Utility Peer Group consisted of the 19 companies listed below, which we refer to as the 2013 Utility Peer Group, except that NV Energy, Inc. was removed from the 2013 Utility Peer Group as of December 19, 2013 following its merger with MidAmerican Energy Holdings Company. At December 31, 2013, the Company ranked at the 49th percentile in total assets (based on recent quarterly disclosure) and at the 20th percentile in market capitalization, relative to the companies that comprised the 2013 Utility Peer Group.
Based on the benchmarking survey prepared by PM&P in January 2014, the Compensation Committee has retained the components of the Utility Peer Group (excluding NV Energy) without change for 2014.
2013 Utility Peer Group

Alliant Energy Corporation Ameren Corporation CenterPoint Energy, Inc. CMS Energy Corporation Consolidated Edison, Inc. DTE Energy Company	Great Plains Energy Incorporated Northeast Utilities NV Energy, Inc.* OGE Energy Corp. Pinnacle West Capital Corporation PPL Corporation	Public Service Enterprise Group Incorporated Portland General Electric Company SCANA Corporation TECO Energy, Inc. Westar Energy, Inc. Wisconsin Energy Corporation Xcel Energy Inc.

*
  Removed as of December 19, 2013. When we refer to the 2013 Utility Peer Group in this proxy statement, we generally mean the group of companies above, excluding NV Energy.

Components of the Executive Compensation Program
The compensation program for the Company’s executives (currently consisting of 59 persons), including the current named executive officers, consists of the following components:
➢
  base salary;
➢
  where extraordinary efforts or special circumstances warrant, discretionary cash bonuses;
➢
  annual cash incentive opportunities under the EICP;
➢
  significant use of stock-based incentive awards in the form of performance-based RSUs, and, to a lesser extent, time-based RSU awards (each with dividend equivalents), granted under our 2012 LTIP;
➢
  retirement and deferred compensation programs;
➢
  health and welfare benefits; and
➢
  limited perquisites and personal benefits.
Compensation Mix
The following charts highlight elements of the compensation mix for our Chief Executive Officer, as well as our other current named executive officers on an average basis, using data contained in our 2013 Summary Compensation Table beginning on page 55 of this proxy statement.

Consistent with our pay-for-performance philosophy, the percentages of each named executive officer’s at-risk compensation as compared to fixed compensation are designed to reflect the Compensation Committee’s view that a significant percentage of each named executive officer’s compensation should be at risk and tied to Company, business unit or individual performance. Furthermore, the Compensation Committee generally believes that, as the level of an executive’s overall responsibility increases, the percentage of the executive’s compensation that is at-risk should likewise increase.

The following charts show the relationship of at-risk to fixed compensation with respect to our Chief Executive Officer, as well as our other current named executive officers on an average basis. For purposes of these charts, fixed compensation is composed of base salary, and at-risk compensation is composed of EICP awards paid in the first quarter of 2014 with respect to 2013 performance and the grant date fair value of awards granted under the 2012 LTIP during 2013, based on data contained in our 2013 Summary Compensation Table beginning on page 55 of this proxy statement.

Base Salary
The Compensation Committee considers adjustments to base salary levels annually and also may consider base salary adjustments in connection with promotions and other special circumstances. Mr. Rigby’s and Mr. Fitzgerald’s employment agreements with the Company provide for a minimum base salary that may be increased, but not subsequently decreased, during the terms of the agreements. Mr. Rigby’s base salary was increased modestly for 2013. Mr. Fitzgerald’s base salary has not been increased.
In order to provide greater consistency within the Company, the Compensation Committee has developed base salary levels for the named executive officers and assigned a level to each position based primarily on the decision-making responsibility associated with the position. Each base salary level has a range, with the midpoint of the range fixed at approximately the median of the competitive range as determined by a market survey of salary levels for comparable positions. Each named executive officer’s base salary is determined based on a combination of factors, including the executive’s level of experience, tenure with the Company in the position and performance; however, in reviewing these factors, the Compensation Committee has the discretion to select a base salary for a named executive officer that is outside the base salary range.
The Compensation Committee annually considers adjustments to the base salary range for each salary level and to individual salaries. The process of setting an executive’s annual base salary begins with a review by the Compensation Committee of available information on salary levels of executives at other companies. If the information shows a change in the base salary range for a particular salary level, the Compensation Committee has the discretion to adjust the Company’s base salary range for that salary level as it believes is appropriate to reflect such change. The Compensation Committee also may consider whether a further base salary adjustment for a particular executive is warranted if the executive’s compensation is significantly below the median of the competitive range for that position, based on the goal of generally paying an executive a competitive salary for the executive’s position.

The Compensation Committee, and in the case of Mr. Rigby, the independent directors, have approved the following base salaries for each of the named executive officers:

Name	2014 Base Salary Level ($)	2013 Base Salary Level ($)	2012 Base Salary Level ($)
Joseph M. Rigby	1,015,000	1,015,000	985,000
Frederick J. Boyle	500,000	470,000	440,000
David M. Velazquez	534,000	518,000	503,000
Kevin C. Fitzgerald	550,000	550,000	550,000
John U. Huffman	388,000	383,000	383,000
Ernest L. Jenkins(1)	—	320,000	305,000

(1)
  Mr. Jenkins’ retirement from PHI was effective as of July 1, 2013.
2013 Base Salary Determinations
To establish base salaries for 2013, the Compensation Committee obtained from PM&P published data, compiled from the same sources as the information used to adjust salary levels, which showed an average base salary budget increase of 3%. Based on this data, the Compensation Committee approved a merit budget increase equal to 3% of total base salaries, which it allocated among the executive group.
In recommending the base salary increase for Mr. Rigby to the independent directors, the Compensation Committee noted Mr. Rigby’s performance in executing plans to improve and enhance reliability and customer service, and executing the Company’s business strategy, including regulatory, financing and smart grid plans. The Compensation Committee also reviewed the benchmarking data for Mr. Rigby’s position provided by PM&P and noted that Mr. Rigby’s 2012 base salary was 97% of the median salary for his position. The Compensation Committee also reviewed chief executive officer compensation data from the Utility Peer Group provided by PM&P. Accordingly, the Compensation Committee recommended to the independent directors a 3.05% increase in Mr. Rigby’s base salary, which brought his 2013 base salary to 100% of the midpoint of the competitive range for his position.
The Compensation Committee increased Mr. Boyle’s 2012 base salary by 2.95%, and provided for an additional upward adjustment to bring Mr. Boyle’s 2013 base salary closer to the midpoint of the competitive range for his position. In approving the base salary increase for Mr. Boyle, the Compensation Committee noted Mr. Boyle’s performance in executing the Company’s strategic, financing and regulatory plan. The Compensation Committee noted that Mr. Boyle’s 2012 base salary was slightly below the midpoint of the competitive range for his position. In light of Mr. Boyle’s performance in 2012, the Compensation Committee approved a base salary increase for Mr. Boyle, which brought his base salary to 91.5% of the midpoint of the competitive range for his position. In addition, the
Compensation Committee approved a special base salary adjustment of $17,000, which brought his base salary to 94.9% of the midpoint of the competitive range for his position.
The Compensation Committee increased Mr. Velazquez’s 2012 base salary by 2.98%. In approving the base salary increase for Mr. Velazquez, the Compensation Committee noted the following:
➢
  the execution of plans to improve and enhance reliability and customer service;
➢
  the achievement of key initiatives related to the smart grid;
➢
  his involvement in the implementation of key operational changes in the Power Delivery business;
➢
  navigation of the Company’s storm restoration efforts;
➢
  advancement of the Company’s efforts in the cybersecurity area; and
➢
  sound management of the operating utilities budget.
It also was noted that Mr. Velazquez played a key role in various regulatory proceedings and public meetings related to rate case filings and the District of Columbia’s undergrounding initiatives.
Data provided to the Compensation Committee indicated that Mr. Velazquez’s 2012 base salary was slightly above the midpoint of the competitive range for his position. However, in consideration of all of Mr. Velazquez’s accomplishments during 2013, the Compensation Committee recommended an increase that brought Mr. Velazquez’s base salary to 104.7% of the midpoint of the competitive range for his position.
The Compensation Committee determined not to increase the base salary of Messrs. Fitzgerald and Huffman for 2013. Mr. Fitzgerald’s base salary was not increased because he had only recently joined us, in September 2012. Mr. Huffman did not receive a base salary increase for 2013, based on Pepco Energy Services’ performance and financial results during 2013.
The Compensation Committee increased Mr. Jenkins’ 2012 base salary by 2.95%. In approving the base salary increase for Mr. Jenkins, the Compensation Committee considered reviews of Mr. Jenkins’ performance as the head of the Company’s human resources department. The increase brought his base salary to 112.1% of the midpoint of the competitive range for his position. In view of Mr. Jenkins’ experience in his position and his prior contributions to the Company, the Compensation Committee approved a special base salary adjustment of $6,000, which brought his base salary to 114.3% of the midpoint of the competitive range for his position.
2014 Base Salary Determinations
To establish base salaries for 2014, the Compensation Committee obtained from PM&P published data, compiled from the same sources as the information used to adjust salary levels, which showed an average base salary budget increase of 3%. Based on this data, the Compensation Committee approved a merit budget increase equal to 3% of total base salaries, which it allocated among the executive group.
The Compensation Committee recommended to the independent directors that Mr. Rigby’s 2014 base salary be retained at the same level as in 2013. In making this recommendation, the Compensation Committee reviewed the benchmarking data for Mr. Rigby’s position provided by PM&P and noted that Mr. Rigby’s 2013 base salary was 102% of the median salary for his position. The Compensation Committee also reviewed chief executive officer compensation data from the Utility Peer Group provided by PM&P.
The Compensation Committee noted Mr. Rigby’s strong performance during 2013 in executing plans to improve and enhance reliability and customer service, and executing the Company’s business strategy, including regulatory, financing and smart grid initiatives. The Compensation Committee also recognized that Mr. Rigby’s leadership, evidenced by his oversight of the Company through customer service and reputational change and changes in regulatory strategy designed to reduce regulatory lag, has been key to the forward progress the Company has made in addressing these issues. However, because Mr. Rigby’s 2013 base salary was already higher than the median salary of the competitive range for his position, the Compensation Committee recommended to the independent directors that his base salary for 2014 be retained at its current level, and the independent directors approved this recommendation.
The Compensation Committee increased Mr. Boyle’s 2013 base salary by 2.98%, and provided for an additional upward adjustment to bring Mr. Boyle’s 2013 base salary slightly higher than the midpoint of the competitive range for his position. The Compensation Committee found that Mr. Boyle’s 2013 base salary was below the midpoint of the competitive range for his position. In approving the base salary increase for Mr. Boyle, the Compensation Committee noted Mr. Boyle’s performance in executing the Company’s strategic, financing and regulatory plan, as well as his efforts to address accounting and financial issues associated with the early termination in 2013 of PHI’s cross-border energy lease investments. In light of this performance, the Compensation Committee approved a base salary increase for Mr. Boyle, which brought his base salary to 97.8% of the midpoint of the competitive range for his position. In addition, the Compensation Committee approved a special base salary adjustment of $16,000, which brought his base salary to 101.0% of the midpoint of the competitive range for his position.
The Compensation Committee increased Mr. Velazquez’s 2013 base salary by 3.09%. In approving the base salary increase for Mr. Velazquez, the Compensation Committee noted the following:
➢
  his continued efforts to execute plans to improve and enhance reliability and customer service;
➢
  the achievement of key initiatives related to the implementation of the smart grid;
➢
  his role in implementing a new billing and customer service information system for all of our utilities;
➢
  his leadership and guidance in navigating storm restoration efforts primarily in New Jersey following Hurricane Sandy;
➢
  his leadership in overseeing the utilities’ cybersecurity efforts; and
➢
  his sound management of the utilities’ budgets.
The Compensation Committee also considered Mr. Velazquez’ key role in various regulatory proceedings and public meetings related to our utilities’ base rate cases and undergrounding initiatives in the District of Columbia. The Compensation Committee noted that Mr. Velazquez’s 2013 base salary was slightly below the midpoint of the competitive range for his position, but believed that an upward adjustment was appropriate in light of Mr. Velazquez’ significant contributions to the Company’s utility operations during 2013. In light of all of the foregoing considerations, the Compensation Committee recommended an increase that brought Mr. Velazquez’s 2014 base salary to 107.9% of the midpoint of the competitive range for his position.
The Compensation Committee noted Mr. Fitzgerald’s contributions in 2013 to improving regulatory processes throughout the Company, supporting the effort to pursue undergrounding initiatives in the District of Columbia, and supporting the work related to the Company’s cross-border energy lease investments, and his support of Company-wide cultural initiatives within the legal department. Noting that Mr. Fitzgerald’s 2013 base salary was at 111.1% of the midpoint of the competitive range for his position, the Compensation Committee did not increase Mr. Fitzgerald’s base salary for 2014. However, to recognize Mr. Fitzgerald’s performance during 2013, the Compensation Committee approved a $15,000 non-base salary payment to Mr. Fitzgerald in January 2014. See “— Discretionary Cash Bonuses” below.
The Compensation Committee increased Mr. Huffman’s 2013 base salary by 1.31%. In approving the base salary increase for Mr. Huffman, the Compensation Committee noted that his 2013 base salary was slightly less than the midpoint of the competitive range for his position. The Compensation Committee also considered Mr. Huffman’s achievements in 2013, including:
➢
  the improved financial performance for Pepco Energy Services;
➢
  his leadership in continuing the wind-down of the Pepco Energy Services retail energy supply business;
➢
  the growth of Pepco Energy Services’ underground transmission and distribution construction and maintenance business; and
➢
  his leadership during the strategic review of Pepco Energy Services.
In light of the foregoing considerations, the Compensation Committee recommended an increase that brought Mr. Huffman’s 2014 base salary to 98.2% of the midpoint of the competitive range for his position.
Discretionary Cash Bonuses
From time to time, the Compensation Committee may award a discretionary cash bonus to a particular named executive officer for extraordinary efforts or where special circumstances warrant such a payment.
The Compensation Committee approved Mr. Fitzgerald’s receipt of a $15,000 non-base salary payment with respect to his performance in 2013. The Compensation Committee recognized Mr. Fitzgerald’s performance during the year in assuming leadership of PHI’s legal department and in overseeing several key legal initiatives, including the overall reduction of PHI’s outside legal spending by 37%, the early termination of PHI’s cross-border energy lease investments during 2013, the management of tax litigation associated with those lease investments and improvements to Company-wide regulatory processes.
Annual Cash Incentive Awards Under the EICP
Overview of the EICP
In 2013, the Company provided its executives, including its named executive officers, with an opportunity to receive an annual cash incentive award under the EICP. For each participating executive, a target short-term incentive opportunity is established which is a percentage of the executive’s annual base salary. Each executive’s EICP opportunity percentage was determined by the Compensation Committee and is intended to place the executive’s total cash compensation opportunity (consisting of annual base salary and target annual incentive compensation) at a level approximating the midpoint of the competitive range for that position. Annual cash incentive awards are made under the EICP to the extent performance goals established by the Compensation Committee are achieved.
The performance criteria used as the basis for awards and the specific targets can vary from year to year. The performance criteria can consist entirely, or be a combination, of financial and operational performance objectives for the Company as a whole or performance objectives for a particular business unit. Some executives also have individual performance objectives. The performance criteria and goals for the Company and the respective business units are selected to reward the executive for the achievement of targeted financial results and operational goals. Each executive’s goal allocation is designed to align the executive’s award opportunity with the executive’s management responsibilities. Generally, the financial targets are based on the Company’s annual financial plan. Other quantitative targets typically are set at levels that exceed the level of performance in prior years. Typically, the Compensation Committee determines target award opportunities in January of each year, and approves performance criteria and goals and the other components of the annual EICP program in February of each year.
A payment of an award under the EICP may be made only if the performance goals for the award have been satisfied. Except with respect to executives who are covered by Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, the Compensation Committee retains the discretion to adjust awards under the EICP either up or down (but may not reduce an award by more than 30%) taking into account such factors and circumstances as it determines to be appropriate. The Compensation Committee may not adjust an award with respect to an executive covered by Section 162(m) of the Code if the adjustment would prevent such payment from being performance-based compensation as defined thereunder. Typically, the Compensation Committee determines EICP award payments in February of each year.

2013 EICP Award Opportunities
In 2013, each of the named executive officers was granted an opportunity to earn a cash incentive award under the EICP. Regardless of an executive’s performance, the award may not exceed 180% of the target award opportunity. The target award opportunities granted in 2013 under the EICP, as a percentage of annual base salary, for each of the eligible named executive officers were as follows:

Name	Target Award Opportunities as a Percentage of Annual Base Salary (%)
Joseph M. Rigby	100
Frederick J. Boyle	60
David M. Velazquez	60
Kevin C. Fitzgerald	60
John U. Huffman	60
Ernest L. Jenkins(1)	50

(1)
  Although Mr. Jenkins was granted a 2013 EICP target award opportunity, under the terms of his retirement agreement, Mr. Jenkins agreed to forego the receipt of an award under the EICP for 2013. However, a portion of his retirement compensation was determined by reference to the amount of his award opportunity. See “—  Executive Compensation — Employment and Retirement Agreements — Ernest L. Jenkins” for more information.
These 2013 award opportunities are shown in the 2013 Grants of Plan-Based Awards table on page 62 of this proxy statement under the heading “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards.”
2013 EICP Funding Pool
During 2013, we established an enterprise incentive pool, or the funding pool, which was used to determine the amount of incentive payouts under the EICP. The purpose of the funding pool was to directly align these payouts with our earnings performance.
In order for executives to receive an EICP award under this program, the funding pool mechanism first required that we achieve adjusted EPS for 2013 greater than $1.12, which was set to be the midpoint of our initial earnings guidance range for 2013. Because our actual 2013 adjusted EPS was $1.14, this requirement was satisfied. For purposes of the funding pool, adjusted EPS is calculated as follows:

2013 PHI consolidated earnings per share from continuing operations	$ 0.45
Plus, the following non-core business items:
Valuation allowances related to certain deferred tax assets	0.41
Interest associated with a change in assessment of corporate tax benefits	0.27
Pepco Energy Services generating facility impairment charges in 2013	0.01
PHI 2013 adjusted EPS for funding pool	$ 1.14

Second, we calculated the amount of the funding pool, using a formula that measured a portion of our consolidated adjusted net income in excess of budget, subject to a cap. If the total amount of the funding pool was less than or equal to $2 million, we would not have paid incentives to any of our executives. Instead, we would have used the amount of the funding pool to pay incentive compensation to our non-executive employees only.
The amount of the funding pool as determined by this formula was then divided by the aggregate amount of EICP awards that all of our eligible employees, including our current named executive officers, would have earned based on their performance during 2013 assuming no implementation of the funding pool. The resulting percentage, or adjustment factor, was then multiplied by the amount of each proposed EICP award, based on the achievement of the executive’s stated award opportunity performance goals, to determine the target award opportunity and the executive’s actual payout.

2013 EICP Performance Criteria
The performance criteria for EICP award opportunities granted in 2013 to our current named executive officers consisted of both financial and operational performance criteria. The financial performance criteria for 2013 EICP award opportunities were selected from the following:

2013 EICP Financial Performance Criteria	Description/Definition	Purpose	Applicable Current Named Executive Officer(s)
PHI adjusted EPS
For purposes of the EICP performance goals, PHI adjusted EPS is calculated using the same method as for the funding pool, and is based on PHI consolidated net income after adjustments, divided by the diluted weighted average shares outstanding.
		This goal rewards the executive for financial performance that exceeded our initial publicly stated earnings guidance.	All
Power Delivery operation and maintenance, or O&M, expenses, as compared to budget	The amount of transmission and distribution O&M expenses in our Power Delivery segment, excluding accruals for PHI’s cash incentive programs.
Our ability to keep the amount of our O&M expenditures below budget is one way we evaluate the financial performance of our Power Delivery operations. The level of O&M expenditures directly impacts the level of earnings, and thus maintaining O&M spending within budgeted amounts helps contribute to the achievement of our earnings goals.
Mr. Velazquez
Core capital expenditures, as compared to budget	Core capital expenditures measures our capital expenditures, excluding expenditures on long-term, multi-year projects which are managed on a total cost basis.
The use of prudently deployed and controlled capital expenditures is an important way for our utilities to achieve improved reliability, connect new customers and replace aging infrastructure. Completion of capital improvements within budgeted amounts is critical to our financial and operating performance.
Mr. Velazquez
Gross margin value of energy services construction, or ESCO, contracts signed
Means the gross margin value of energy efficiency and combined heat and power contracts signed during 2013. For O&M contracts, gross margin beyond 2017 has been excluded as it is beyond the current five-year planning horizon.
The gross margin value of new ESCO contracts signed during 2013 reflects the amount of gross profit we expect to earn from these contracts.
		Pepco Energy Services uses this metric to assess the strength of our ESCO business development efforts during the year.	Mr. Huffman
Net income from Pepco Energy Services generating facilities	Means net income recognized in 2013 from the previously announced decommissioning of two Pepco Energy Services generating plants, including salvage credits.	Pepco Energy Services uses this metric to assess the effectiveness of the decommissioning plan.	Mr. Huffman
Completion of wind-down of retail energy supply businesses
We previously announced during 2013 the wind-down of Pepco Energy Services’ retail electric and natural gas supply businesses so that it could concentrate on its core energy services businesses.
This criterion is based on net loss recognized from this wind-down, excluding expenses associated with the sale of renewable energy credits.

As Pepco Energy Services has determined to focus its efforts on its core energy services business, this metric measures the success of the effort to dispose of its non-core retail energy supply businesses in a financially prudent manner.
Mr. Huffman

The operational performance criteria for 2013 EICP award opportunities were selected from the following:

2013 EICP Operational Performance Criteria	Description/Definition	Purpose	Applicable Current Named Executive Officer(s)
Residential utility customer satisfaction
Overall customer satisfaction during 2013 is measured quarterly by Market Strategies International, an independent market research firm, using a statistically significant, industry standard methodology.
		Public service commissions formulate decisions regarding our base rate cases based upon, in significant part, the views expressed by our customers about our utilities.	Mr. Rigby Mr. Boyle Mr. Velazquez Mr. Fitzgerald
Regulatory and compliance
We measure the regulatory goal by the number of distribution base rate cases that were filed in accordance with our schedule and that include regulatory lag mitigation, smart grid and energy efficiency initiatives.
We measure the compliance goal with respect to specific elements of our compliance with standards of the North American Electric Reliability Corporation, or NERC, which is responsible for ensuring the reliability of the bulk power system.

We are currently filing these cases annually, or more frequently, in an effort to mitigate regulatory lag. The frequency with which we seek to file these cases to reduce the effects of regulatory lag requires us to do so efficiently and on a timely basis.
The Federal Energy Regulatory Commission, which determines the return on equity on transmission assets that we own, considers NERC compliance in making this determination. Furthermore, since NERC is charged with overseeing the reliability of the bulk power system, compliance with NERC’s requirements is an important part of PHI’s efforts to maintain and protect that system.
Mr. Velazquez
Reliability enhancement plan projects
The extent to which PHI has successfully completed projects comprising its reliability enhancement plan, as outlined to our respective public service commissions.
These projects include, for example:
➢
  improving system reliability by increasing clearance between wires and trees and removing trees that could damage the distribution system;
➢
  identifying and correcting the worst performing distribution lines that are likely to be the cause of customer outages;
➢
  adding new distribution lines where needed to support increased power usage by customers;
➢
  installing advanced control systems to identify failed equipment and reroute power automatically, to restore power to customers within minutes of the failure; and
➢
  replacing underground cable to increase distribution system reliability and prevent future failures.

We must deliver power reliably to our customers in order to achieve positive rate case outcomes. The projects outlined in our reliability enhancement plan are intended to increase substantially the reliability of the distribution system by reducing both the frequency and duration of outages for our customers.
Mr. Rigby Mr. Boyle Mr. Velazquez Mr. Fitzgerald

2013 EICP Operational Performance Criteria	Description/Definition	Purpose	Applicable Current Named Executive Officer(s)
SAIDI and SAIFI
SAIDI stands for “system average interruption duration index,” and it measures the amount of time our average electricity customer is without service over a specified period of time.
SAIFI stands for “system average interruption frequency index,” and it measures the number of sustained outages the average electricity customer has experienced over a specified period of time.
Transmission and distribution system reliability performance targets are set internally based on mandated requirements in our various service territories as well as recent historical performance.

SAIDI and SAIFI are objective, quantifiable metrics used by our public service commissions to measure the reliability of the distribution system. These metrics are part of the mandated reliability standards against which our utilities are measured by applicable public service commissions in our electric distribution base rate cases.
Mr. Rigby Mr. Boyle Mr. Velazquez Mr. Fitzgerald
Safety
This goal measures the number or rate of “recordable injuries” (as defined by the Occupational Safety and Health Administration, or OSHA), in the calendar year, and preventable fleet accidents, which refer to accidents involving Company vehicles which could have been avoided if the driver had acted in a reasonably expected manner. For this goal to be achieved, there can be no fatalities during the year.
		Safety is one of our core values. Being safe in everything we do ensures the protection of our employees, contractors, vendors and customers, as well as the communities in which we serve.	All
Diversity
This goal seeks to support the Company’s inclusive and diverse workplace. For Corporate and Power Delivery, this goal measures PHI’s progress in diversity in employee hiring and promotions for the most recent year. For Pepco Energy Services, achievement of the goal is determined by the percentage of Pepco Energy Services employees (except for employees in its underground transmission and distribution business) who participated in three or more diversity activities during 2013.
		Diversity is one of our core values. We believe that a diverse workforce allows us to operate more effectively and directly contributes to our financial performance.	All

2013 EICP Award Payouts
In January 2014, the Compensation Committee received from PM&P an analysis of the Company’s total cash compensation for its executive officers relative to that of the 2013 Utility Peer Group and the utility industry in general. This analysis concluded that the base salary and short-term incentives for each of the named executive officers were within the market median range of practices.
In February 2014, the Compensation Committee made the following award decisions based on 2013 performance with respect to the 2013 award opportunities under the EICP of Messrs. Rigby, Boyle and Fitzgerald:

Performance Criteria	Target Payout (%)	Actual Payout (%)
➢ PHI adjusted EPS	50.0	33.9
➢ Residential utility customer satisfaction	10.0	8.0
➢ Reliability enhancement plan projects	10.0	7.5
➢ SAIDI	10.0	10.7
➢ SAIFI	10.0	8.3
➢ Safety/Power Delivery	3.4	0.0
➢ Safety/Pepco Energy Services	3.3	0.0
➢ Diversity	3.3	5.0
Total	100.0	73.4
Adjustment Factor		0.443
Net EICP Award		32.5

The award decisions based on 2013 performance with respect to the 2013 EICP award opportunity of Mr. Velazquez were as follows:

Performance Criteria	Target Payout (%)	Actual Payout (%)
➢ PHI adjusted EPS	25.0	16.9
➢ Power Delivery O&M expense	5.0	4.4
➢ Core capital expenditures	10.0	0.0
➢ Regulatory / compliance	5.0	7.0
➢ Residential utility customer satisfaction	10.0	7.5
➢ Reliability enhancement plan projects	10.0	8.0
➢ SAIDI	10.0	10.7
➢ SAIFI	10.0	8.3
➢ Safety	10.0	0.0
➢ Diversity	5.0	7.5
Total	100.0	70.3
Adjustment Factor		0.443
Net EICP Award		31.1

The award decisions based on 2013 performance with respect to the 2013 EICP award opportunity of Mr. Huffman were as follows:

Performance Criteria	Target Payout (%)	Actual Payout (%)
➢ PHI adjusted EPS	47.5	32.2
➢ Gross margin value of ESCO contracts signed	17.5	0.0
➢ Net (loss) income from Pepco Energy Services power plants	15.0	22.5
➢ Net loss from wind-down of retail energy supply businesses	10.0	15.0
➢ Safety/Pepco Energy Services	6.7	0.0
➢ Diversity	3.3	5.0
Total	100.0	74.7
Adjustment Factor		0.443
Net EICP Award		33.1

The safety performance criteria were not deemed to have been met for any 2013 EICP award due to an employee fatality.
For 2013, the funding pool calculation resulted in an adjustment factor of approximately 44.3%, and as a result, each executive’s EICP award was ultimately approximately 44.3% of the award that would have been received had the funding pool not been established.
These awards are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 55 of this proxy statement.
Stock-Based Awards Under the LTIP and the 2012 LTIP
Overview
We grant stock-based awards to our executives under the 2012 LTIP. The 2012 LTIP’s purpose is to align executive compensation with Company performance and increases in stockholder value.
The Compensation Committee has adopted a target long-term stock-based award opportunity for each executive officer that is a percentage of the executive’s salary and is designed to place the executive’s total direct compensation opportunity (consisting of salary, target annual cash incentive compensation and target stock-based compensation, other than awards granted to Messrs. Rigby and Fitzgerald in connection with their employment agreements) at a level targeting market median practices.

Excluding awards granted under the employment agreements of Messrs. Rigby and Fitzgerald, the target level of long-term stock-based compensation as a percentage of salary for each of the named executive officers in 2013 was as follows:

Name	Target as a Percentage of Salary (%)
Joseph M. Rigby	250
Frederick J. Boyle	125
David M. Velazquez	125
Kevin C. Fitzgerald	125
John U. Huffman	100
Ernest L. Jenkins	65

Excluding awards granted under the employment agreements of Messrs. Rigby and Fitzgerald, two-thirds of an executive’s target long-term stock-based award opportunity are granted in the form of a performance-based RSU award that vests to the extent that performance criteria are achieved over a three-year performance period and the executive generally remains continuously employed during that period. The remaining one-third of the executive’s long-term stock-based award opportunity is in the form of a time-based RSU award that vests generally upon the completion by the executive of three years of employment from the date of grant, except in the case of supplemental awards, as described below.
The primary objectives of the performance-based RSU awards are to reward the executive for the Company’s performance, align his or her financial interests with the long-term interests of the Company’s stockholders, and retain the executive. The primary objective of the time-based RSU awards is executive retention.
Each RSU entitles the holder, beginning on the date of grant, to receive one share of common stock at the end of the restriction or performance period (and to the extent any performance goals have been satisfied). During the restriction or performance period, an executive does not own any shares of common stock and cannot vote or receive dividends upon the shares underlying the award. The RSU awards generally will be subject to forfeiture, subject to certain exceptions, if the employment of the executive terminates before the end of the restriction or performance period.
Our annual long-term RSU awards are granted with dividend equivalents. When the Company pays a dividend on its common stock during the period, the executive will be credited with additional RSUs having a fair market value equal to the number of his or her then outstanding RSUs multiplied by the per share amount of the dividend. These additional RSU credits will vest or be forfeited in proportion to the vesting of the underlying award. The
Compensation Committee decided to credit dividends in this way so that the executive will only receive the benefit of dividends if an award is earned.
During 2013, in accordance with our typical practice, the Compensation Committee generally granted annual long-term stock-based awards during the first 90 days of the year, so that the Company may provide these awards to executives and establish performance goals at or relatively close to the beginning of the applicable retention period or performance cycle. This timing also permits any payments to be made under performance-based awards to comply with applicable requirements for “performance-based compensation” under Section 162(m) of the Code.
The Compensation Committee has granted, and will continue to grant, supplemental long-term stock-based awards under the 2012 LTIP at other times of the year as it deems necessary or desirable to reflect new executive hires, promotions, increases in an executive’s responsibility and other compensatory circumstances as determined by the Compensation Committee. Our current practice is that supplemental awards vest at the same time as the annual awards granted during that year.
We also have granted performance-based and time-based RSU awards under the LTIP and 2012 LTIP to Messrs. Rigby and Fitzgerald pursuant to their employment agreements, discussed in more detail below, which have different terms than the annual RSU grants.
As of May 18, 2012, no further awards were granted under the LTIP, which expired as of August 1, 2012. However, dividend equivalents continue to accrue on outstanding awards granted under the LTIP prior to May 18, 2012, until all such awards are settled or forfeited.
Annual Performance-Based RSU Awards
Grants of RSU Awards for 2013 to 2015 Performance Period
For performance-based awards granted under the 2012 LTIP for the three-year performance period beginning on January 1, 2013, the Compensation Committee utilized relative TSR as the sole performance goal. TSR for the 2013 to 2015 performance period is the sum of:
➢
  the positive or negative change in the price of the Company’s common stock relative to that of the companies in the 2013 Utility Peer Group, calculated using as a starting price the average daily closing price per share during the fourth quarter of 2012 and as an ending price the average daily closing price per share during the fourth quarter of 2015; and
➢
  the aggregate amount of dividends paid over the three-year period.

The following table shows the percent of the target award that will be earned by a named executive officer based on relative TSR:

Relative TSR Percentile	% of Target Award Earned
90th or above	200
75th	150
50th	100
25th	25
Below 25th	0

In addition, if the Company’s TSR over the three-year period is negative, the payout will be capped at 100% of target, even where the Company’s performance compared to the 2013 Utility Peer Group otherwise allows an award in excess of 100% of the target.
Awards will be prorated when performance falls between the specified levels. For example, for performance at the 62nd percentile, the award would be 125% of target. If, during the course of the three-year performance period, a significant event occurs, as determined in the sole discretion of the Compensation Committee, that the Compensation Committee expects to have a substantial effect on the relative TSR performance objective during the period, whether related to the Company or one or more companies in the 2013 Utility Peer Group, the Compensation Committee may revise the performance objective (except with respect to an award to a “covered employee” as defined under Section 162(m) of the Code).
The Compensation Committee believes relative TSR balances the named executive officer’s overall incentive pay opportunities between goals for Company performance and the Company’s financial performance in relation to the Utility Peer Group, and is representative of current compensation design trends and peer group practices. The Compensation Committee typically approves a determination of relative TSR with respect to a performance period in February of the year after the completion of that period.
For further information on the performance-based awards granted to each named executive officer in 2013, see the 2013 Grants of Plan-Based Awards table beginning on page 62 of this proxy statement.
Payout of RSU Awards for 2011 to 2013 Performance Period
Following the end of 2013, the Compensation Committee determined the payouts for LTIP awards for the 2011 through 2013 performance period based on the extent to which the performance goal for the award was satisfied. The Compensation Committee determined that relative TSR under the terms of those awards was at the 12th percentile. Thus, no payout under these awards was earned.
In accordance with the terms of Mr. Jenkins’ retirement agreement, the number of performance-based RSUs subject to awards granted with respect to the 2012 through 2014 and 2013 through 2015 performance periods will be adjusted on a pro-rata basis. Vesting of such awards will remain subject to the determination by the Compensation Committee of relative TSR for the applicable performance period after the expiration of that period.
Performance-Based RSU Awards Under Employment Agreements — Mr. Rigby
Overview
Pursuant to the terms of his employment agreement, Mr. Rigby is entitled to receive a series of three annual performance-based RSU awards, each in the amount of 36,945 RSUs, over the term of his employment agreement. Each award has a performance period equal to the calendar year in which the award is granted. The vesting of each of these awards is contingent upon Mr. Rigby’s continued employment during the performance period and achievement of the performance goals that are established for the award within 90 days after the beginning of the performance period. For more information, see “— Executive Compensation — Employment and Retirement Agreements — Joseph M. Rigby.”
The second of these performance-based RSU awards was granted to Mr. Rigby under the 2012 LTIP on February 28, 2013 and covered the performance period of January 1, 2013 through December 31, 2013.
Reasons for Award
In executing their responsibilities on behalf of our stockholders, the Compensation Committee and the independent members of the Board believe that this award significantly enhances the pay-for-performance robustness of our long-term incentive program for the following reasons.
First, the Compensation Committee selected performance criteria for this award that it generally believed to be objective and quantitative. Many of these performance criteria consist of measurable metrics applicable to our utility subsidiaries through established law, regulations or orders, as well as determinations made by third parties. Each of these objective criteria was reviewed by PM&P, the Compensation Committee’s independent compensation consultant.
Actual utility performance, which is driven by Mr. Rigby’s leadership, is then measured against these objective numerical metrics to determine whether and the extent to which the performance-based award has been earned. With respect to the talent assessment and succession planning criterion, the Compensation Committee and the independent directors were able to objectively determine whether the relevant task was in fact accomplished.
Second, in addition to being quantitatively and objectively measurable, the Compensation Committee and the independent directors believe that each of these performance criteria address operational and regulatory goals that are critical for us to meet both in the context of our base rate cases and in discussions about executive compensation with regulators and our customers. As noted, the operational performance criteria above directly support key components of our plan to obtain positive rate case outcomes and achieve improvements in our relations with public service commissions, both of which we believe are critical to stockholder value.
Third, the award and its performance criteria were approved by the Compensation Committee to support our long-term financial health and our stockholders’ long-term interests. For example, nearly two-thirds of the performance criteria (in terms of the percentage of this award that could be earned) were based on the reliability of electric service to customers, residential customer satisfaction and the execution of our regulatory plan, all of which are key drivers of long-term performance in the utility industry. Improvement by our utilities in these areas directly drives long-term stockholder value and returns because they directly impact the Company’s ability to achieve positive outcomes in its base rate cases. A fourth goal, relative TSR, which was approved by the Compensation Committee and the independent directors in October 2013, is used to directly align another 25% of the potential payout under this award with our stockholders’ long-term interests.
While the award’s performance period was measured over the span of one year, the Compensation Committee believed that this period was appropriate because the specific numerical metrics utilized by regulators are also annual metrics. Because we file rate cases annually in an attempt to mitigate regulatory lag, we are able to report our progress in these areas to the public service commissions on a yearly basis. Thus, the award’s one-year period was selected to be aligned with our current regulatory reporting strategy and assessment plans, as well as with how our public service commissions view our operational goals.
Moreover, the Compensation Committee intended for these awards to serve collectively as a long-term reward, rather than as short-term incentives. The performance-based goals have been set with increasing levels of difficulty, which seek to reward Mr. Rigby for continual progress in the Company’s improvement over time in areas that we believe have the greatest impact on increasing long-term stockholder value and are the most critical to our success.
Additionally, the performance-based awards were designed so that no shares of our common stock will be issued to Mr. Rigby under the vested portion of any of the these awards until his employment with the Company terminates. This requirement further supports the intention of the Compensation Committee and the independent directors to provide Mr. Rigby with compensation that is tied to the Company’s long-term financial health and success. This limitation provides powerful and continuing incentive for Mr. Rigby to increase the value of the Company’s stock over the three-year term of his employment agreement.
The Compensation Committee and the Board believe that these performance-based awards work together with our EICP award opportunities and the annual stock-based compensation under the 2012 LTIP as a cohesive unit to achieve our compensation philosophy. We believe that the various metrics combined serve to reward Mr. Rigby for excellence in different areas, which are critical to our long-term success. While Mr. Rigby’s EICP award opportunity and his 2013 performance-based award feature residential customer satisfaction and system reliability as performance criteria, the common metrics recognize the significance that the public service commissions and our customers place on them and our ability to achieve them. The Compensation Committee believes that both our cash and stock-based incentive programs must explicitly support these critical operational goals. Having both cash-based short-term and stock-based long-term incentive compensation tied to these goals shows both the public service commissions and our customers that our compensation structure is also aligned with their goals.
Finally, this award does not serve to isolate or insulate Mr. Rigby from the cash incentive and annual stock-based incentive opportunities to improve earnings and TSR. Mr. Rigby’s 2013 EICP award opportunity was heavily weighted toward the achievement of the Company’s earnings goal. The EICP award is supplemented by this performance-based award, which rewards Mr. Rigby largely for the Company’s regulatory and operational achievements, as well as TSR. In the industry in which we operate, we believe that our stockholders’ interests are much better served by granting awards with measurable performance criteria designed to satisfy and exceed applicable regulatory requirements as supplements to traditional earnings and TSR measures.

Performance Criteria
Information regarding the performance criteria for Mr. Rigby’s 2013 performance-award is provided in the table below.

Performance Criteria	Description/Definition	Purpose	Weight (%)
Execution of regulatory plan	Measured by: ➢ the number of distribution base rate cases that were filed in accordance with our schedule; ➢ the realization of reasonable outcomes in base rate cases relative to budget and a reduction in regulatory lag and the gap between allowed and earned returns; and ➢ progress on Maryland and District of Columbia undergrounding initiatives.	The measured performance criteria are key aspects of our regulatory plan. We believe that successful execution of this plan will translate into better base rate case outcomes and better financial results, which will increase total shareholder return over the long term.	25
System reliability, which is composed of:			20
SAIDI and SAIFI
SAIDI stands for “system average interruption duration index,” and it measures the amount of time our average electricity customer is without service over a specified period of time.
SAIFI stands for “system average interruption frequency index,” and it measures the number of sustained outages the average electricity customer has experienced over a specified period of time.
Transmission and distribution system reliability performance targets are set internally based on mandated requirements in our various service territories as well as on recent historical performance.

SAIDI and SAIFI are objective, quantifiable scientific metrics used by our public service commissions to measure the reliability of the distribution system. These metrics are part of the mandated reliability standards our utilities are measured against in our electric distribution base rate cases.

Reliability enhancement plan projects
The extent to which PHI has successfully addressed projects comprising its reliability enhancement plan, as outlined to our respective public service commissions.
These projects include, for example:
➢
  vegetation management;
➢
  identifying and correcting the worst performing distribution lines;
➢
  adding new distribution lines;
➢
  installing advanced control systems; and
➢
  replacing underground cable.

We must deliver power reliably to our customers to achieve positive rate case outcomes and reduce regulatory lag. The projects outlined in our reliability enhancement plan are intended to increase substantially the reliability of the distribution system by reducing both the frequency and duration of outages for our customers.

Residential utility customer satisfaction	Overall customer satisfaction during 2013 is measured quarterly using a statistically significant, industry standard methodology developed by Market Strategies International, an independent market research firm.	Public service commissions formulate decisions regarding our base rate cases based upon, in significant part, the views expressed by our customers regarding our utilities’ reliability.	20
Relative TSR(1)	Achievement of relative TSR at the median of the LTIP peer group for the 2011 to 2013 performance period.	Relative TSR measures the alignment of our stock price performance to that of our peer group.	25
Talent assessment and succession planning	➢ Develop and update key attributes related to the chief executive officer position in consultation with the Board. ➢ Assess internal candidates against those attributes and report to the Board periodically. ➢ Prepare and implement a succession action plan for key executive positions.	We strive to develop and retain talented senior and other executives with fresh ideas and perspectives in an effort to continually improve our business and financial results. Proper succession planning allows us to respond smoothly and effectively upon a change in our executive leadership.	10

(1)
  Mr. Rigby and the Company amended this award in October 2013 to replace one of the original performance criteria with relative TSR. Mr. Rigby agreed that the amendment could not cause any increase in the amount of the payout as compared to the original award.

Determination of Performance
In February 2014, the Compensation Committee determined that 55% of Mr. Rigby’s 2013 performance-based award was earned. The table below explains and analyzes the Compensation Committee’s determinations and outcome with respect to each of the performance goals under this award.

Performance Criteria	Determination	Outcome (%)
Execution of regulatory plan	➢ Filed distribution base rate cases per schedule. ➢ Achieved more positive base rate case outcomes in 2013. ➢ Maintained improved tone of discussions with public service commissions. ➢ District of Columbia undergrounding legislation drafted during 2013 and readied for approval by the Council of the District of Columbia.	15
Reliability of electric service to customers	Measured by: ➢ Substantial achievement of mandated SAIDI and SAIFI standards ➢ Completion of reliability enhancement plan milestones, including key reliability construction projects	16
Residential utility customer satisfaction	Exceeded threshold but less than target, based on the results of third-party customer surveys	15
Relative TSR	Did not meet threshold target	0
Talent assessment and succession planning	Generally achieved this performance criterion, as a result of the following: ➢ Completed development of key attributes related to chief executive officer position ➢ Assessed three internal candidates against attributes and reported to Board by July 2013 ➢ Created and executed a succession action plan	9
	Total	55

For further information on the vesting of this award, see the 2013 Option Exercises and Stock Vested table on page 69 of this proxy statement.
Performance-Based RSU Awards Under Employment Agreements — Mr. Fitzgerald
Overview
Pursuant to the terms of his employment agreement with the Company, on January 2, 2013, Mr. Fitzgerald received the first of a series of three annual performance-based RSU awards under the 2012 LTIP. The vesting of each of these awards is contingent upon Mr. Fitzgerald’s continued employment during each annual performance period and achievement of the performance goals established for the performance period covered by the award. The performance criteria and goals for these awards are established at or near the beginning of the performance period. For more information, see “— Executive Compensation — Employment and Retirement Agreements — Kevin C. Fitzgerald.”
Reasons for Award
The Compensation Committee believes that this award generally supports our pay-for-performance philosophy of our long-term incentive program for the reasons discussed above. The majority of the performance criteria described below are directly tied to one or more of our regulatory initiatives, which we believe directly support our long-term financial health and stockholder value. While the three one-year performance-based awards were granted in the context of Mr. Fitzgerald joining PHI in September 2012, we believe that the purpose and effect of these awards are substantially similar to those of the awards granted to Mr. Rigby.

Performance Criteria
The first award was granted in the amount of 8,499 RSUs for the performance period from January 1, 2013 through December 31, 2013. The performance criteria for this award are described in the table below.

Performance Criteria	Description/Definition	Purpose	Weight (%)
Reduction of external legal fees	Develop and execute a plan to reduce PHI’s actual external legal fees by 10%.	Reduction of operating costs where possible is a key aspect of our financial plan and directly improves our financial results.	20
Development and execution of an external stakeholder enrollment plan	Execute plan to educate key stakeholders on critical PHI issues. The key metric is improvement in the results of our rate cases, measured by the percentage of our revenue requirement received compared to the amount requested.	This goal is designed to seek improvements in the outcome of our base rate cases and to reduce the gap between allowed and actual returns on equity, both of which are directly aligned with our financial performance.	30
Support or leading of grid resiliency initiatives	Develop and execute strategies, focusing on the District of Columbia and Maryland (Pepco), which lead to investments and timely recovery to, over time, address grid resiliency, reliability and service restoration issues.	Achieving timely recovery in rates for initiatives that seek to improve our reliability and the resiliency of our grid serves a double purpose. First, we are able to reduce the lag, or delay in time, between making critical expenditures and receiving revenue to pay for them. Second, supporting the reliability and resiliency of our distribution system will aid in achieving successful base rate case outcomes.	20
Development and exploration of strategic growth opportunities	Leverage industry contacts to further develop opportunities leading to, at a minimum, preliminary conclusions regarding strategic growth opportunities, including solar energy and the development of Pepco Energy Services’ undergrounding construction and maintenance business.	Identifying strategic growth opportunities allows us to locate and consider additional sources of revenue and earnings, both within our regulated and non-regulated businesses. Growing our revenue and earnings directly impacts our performance.	10
Completion of a leadership development plan	Focus on day-to-day leadership initiatives intended to achieve greater familiarity with PHI’s business operations and personnel.	By obtaining a better understanding of our business units and their operations, Mr. Fitzgerald can provide efficient and effective legal advice to all of PHI’s business units on an as-needed basis.	20

Determination of Performance
In February 2014, the Compensation Committee determined that 95% of Mr. Fitzgerald’s 2013 performance-based award was earned. The table below explains and analyzes the Compensation Committee’s determinations and outcome with respect to each of the performance goals under this award.

Performance Criteria	Determination	Outcome (%)
Reduction of external legal fees	Outside legal expenditures were reduced by 37% in 2013 compared to 2012.	20
Development and execution of an external stakeholder enrollment plan	Rate cases outcomes generally considered to reflect an increase in the percentage of revenue requirement received compared to the amount requested.	25

Performance Criteria	Determination	Outcome (%)
Support or leading of grid resiliency initiatives	Undergrounding legislation in the District of Columbia has been approved by the Council of the District of Columbia.	20
Development / exploration of strategic growth opportunities	Developed avenues for exploration of new growth opportunities in solar, wind, micro grid and other similar areas.	10
Completion of a leadership development plan	Leadership development plan prepared and completed to enhance Mr. Fitzgerald’s knowledge and understanding of our operations.	20
	Total	95

For further information on the vesting of this award, see the 2013 Option Exercises and Stock Vested table on page 69 of this proxy statement.
Time-Based Awards
Grants of Time-Based RSU Awards in 2013
The number of time-based RSUs awarded in 2013 to each of the named executive officers under the 2012 LTIP is shown in the 2013 Grants of Plan-Based Awards table on page 62 of this proxy statement in the column headed “All Other Stock Awards: Number of Shares of Stock or Units.”
Vesting of Time-Based Restricted Stock and RSU Awards
The number of shares of common stock that vested as of January 28, 2013 under the terms of the time-based restricted stock awards originally granted under the LTIP on January 28, 2010 are shown in the 2013 Option Exercises and Stock Vested table on page 69 of this proxy statement in the column “Stock Awards — Number of Shares Acquired on Vesting.”
The number of shares of common stock that vested under the terms of time-based RSU awards originally granted under the LTIP on January 27, 2011 are shown in the table below.

Named Executive Officer	Number of Shares Vested Under Time-Based RSU Awards Granted in 2011 (#)
Joseph M. Rigby	47,324
David M. Velazquez	13,015
John U. Huffman	7,850
Ernest L. Jenkins	3,022	(1)

(1)
  These awards vested on a pro-rata basis in 2013, subject to a delay in settlement necessary to comply with Section 409A of the Code, pursuant to the terms of Mr. Jenkins’ retirement agreement. Excludes 2,203 shares underlying time-based RSU awards granted in January 2012 and 2013 which vested on a pro-rated basis pursuant to the terms of Mr. Jenkins’ retirement agreement.
In addition to the foregoing RSU grants, pursuant to the terms of his employment agreement, Mr. Rigby received on January 4, 2012 a time-based award of 73,891 RSUs, one-third of which vested on January 4, 2013 and the remaining two-thirds vest ratably on a day-to-day basis over the two-year period beginning January 4, 2013, in each case provided that Mr. Rigby remains continuously employed by the Company (subject to certain exceptions).
Under the terms of his employment agreement, Mr. Fitzgerald also received a time-based award of 39,494 RSUs, four-fifteenths of which vested on September 17, 2013, four-fifteenths of which will vest on September 17,
2014, and the balance of which vests on September 17, 2015, in each case provided that Mr. Fitzgerald remains continuously employed by the Company (subject to certain exceptions) on each vesting date.
The awards granted with the employment agreements were intended to encourage the named executive officer to remain in the employ of the Company during the term of the employment agreement.
Retirement Programs
The Company’s retirement plans, consisting of both its tax-qualified retirement plan and supplemental executive retirement plans, are discussed in detail in the section entitled “— Executive Compensation — Description of Pension and Other Retirement Plans” beginning on page 71 of this proxy statement. Under the Pepco Holdings Retirement Plan, all employees of the Company and certain subsidiaries with at least five years of service (three years in the case of the Conectiv Cash Balance Sub-Plan) are entitled to receive retirement benefits in accordance with the applicable benefit formula up to the maximum level that a qualified pension plan is permitted to provide consistent with regulations under the Code.
The PHI 2011 Supplemental Executive Retirement Plan, or the 2011 SERP, provides retirement benefits to participating executives in addition to the benefits a participant is entitled to receive under the Pepco Holdings Retirement Plan to supplement benefits which participants forego due to certain limitations on benefit calculations imposed by the Code. If the benefit payment that otherwise would have been available under the applicable benefit formula of the Pepco Holdings Retirement Plan is reduced due to a contribution or benefit limit imposed by law, the participant in the Pepco Holdings Retirement Plan is entitled to a compensating payment. In addition, a participant in the Pepco Holdings Retirement Plan is entitled to either or both of the following enhancements to the calculation of the participant’s retirement benefit:
➢
  the inclusion of compensation deferred under the Company’s executive deferred compensation plans; and
➢
  to the extent not permitted by the Pepco Holdings Retirement Plan, the inclusion of annual cash incentive compensation received by the participant.
A similar supplemental retirement plan provides additional retirement benefits to executives participating in the Conectiv Cash Balance Sub-Plan of the Pepco Holdings Retirement Plan. The supplemental retirement plan benefits applicable to the named executive officers are described in the section entitled “— Executive Compensation — Description of Pension and Other Retirement Plans — Supplemental Executive Retirement Plans” beginning on page 72 of this proxy statement.

The Compensation Committee believes that these supplemental retirement enhancements to the benefits that otherwise would be provided under the Pepco Holdings Retirement Plan are appropriate because they:
➢
  provide competitive executive retirement benefits;
➢
  protect eligible executives against reductions in retirement benefits due to limitations under the Code;
➢
  attract new executives to the Company and encourage the continued employment of existing executives; and
➢
  establish a more unified approach to the Company’s retirement programs, consistent with current market practices.
Under the terms of the employment agreement entered into with Mr. Rigby, he is entitled to receive an increase in his benefit so that such benefit would be equal to 1.65% of such final average base pay and bonus multiplied by years of service. See “— Executive Compensation  — Description of Pension and Other Retirement Plans — Supplemental Executive Retirement Plans — PHI 2011 Supplemental Executive Retirement Plan” for additional information regarding the 2011 SERP.
All employees of the Company, including the current named executive officers, are entitled to participate on the same terms as other eligible employees in the Company’s 401(k) plan. To encourage participation in the 401(k) plan, participants in this plan receive a 100% Company-matching contribution on employee contributions, up to 3% of annual salary, and a 50% Company-matching contribution on employee contributions in excess of 3% of annual salary, up to 6% of annual salary.
Health and Welfare Benefits
Each of the current named executive officers participates in the Company’s health care, life insurance, and disability insurance plans on the same terms as other Company employees. Other than (i) a Company-paid annual executive physical, (ii) under the terms of the CIC Plan, (iii) under Mr. Rigby’s employment agreement, and (iv) under Mr. Jenkins’ retirement agreement, the Company has no health or welfare plans, programs or arrangements that are available only to executives. See “— Executive Compensation — Employment and Retirement Agreements” and “— Executive Compensation — Termination of Employment and Change in Control Benefits” for more information on these provisions.
Other Perquisites and Personal Benefits
The Company provides its named executive officers with limited perquisites and other personal benefits on an annual basis, including one or more of the following: (i) a car allowance, (ii) Company-paid parking, (iii) tax preparation, (iv) financial planning services, (v) the cost of an annual executive physical, (vi) payment of certain club dues, (vii) personal use of Company-leased entertainment venues and Company-purchased tickets to sporting and cultural events when not otherwise used for business purposes and related incidental expenses, (viii) relocation costs and (ix) reimbursement for spousal travel. The Company does not provide tax gross-ups to any named executive officers on any of the aforementioned perquisites. The Compensation Committee believes that the type and amount of perquisites and other personal benefits provided to the named executive officers are reasonable in relation to the amount of their overall compensation. All perquisites and other personal benefits paid to our named executive officers are more fully described in the Summary Compensation Table beginning on page 55 of this proxy statement.
Deferred Compensation Plan
Under the PHI Deferred Compensation Plan, which is described in greater detail in the section entitled “— Executive Compensation — Nonqualified Deferred Compensation — Description of Our Nonqualified Deferred Compensation Plans — PHI Deferred Compensation Plan” on page 74 of this proxy statement, the current named executive officers and other executives are permitted to defer the receipt of all or any portion of their salary and annual incentive compensation. In addition, to the extent an executive is prevented from making a contribution to the 401(k) plan due to the qualified plan limitations imposed by the Code, the executive is entitled to defer the excluded amount under the PHI Deferred Compensation Plan and receive an additional credit under the PHI Deferred Compensation Plan equal to the matching contribution, if any, that the Company would have made with respect to the excluded amount under the 401(k) plan.
The PHI Deferred Compensation Plan is designed to allow participating executives to save for retirement in a tax-effective way. The Company funds its future financial obligations under the PHI Deferred Compensation Plan through the purchase of Company-owned life insurance policies and other investments.

Employment and Retirement Agreements
Employment Agreement with Mr. Rigby
The Company entered into an employment agreement with Mr. Rigby effective January 1, 2012, in order to ensure Mr. Rigby’s continued service to the Company and maintain his strong leadership and oversight of the Company during the three-year term of the employment agreement. The employment agreement also is intended to further align Mr. Rigby’s compensation with the successful achievement of various PHI initiatives and operational goals established by the Compensation Committee. For additional information regarding the terms of the employment agreement with Mr. Rigby, see “— Executive Compensation — Employment and Retirement Agreements — Joseph M. Rigby” beginning on page 58 of this proxy statement.
The 2013 performance-based RSU award agreement that we entered into in February 2013 with Mr. Rigby pursuant to the terms of his employment agreement was amended in October 2013. See “— Compensation Discussion and Analysis — Components of the Executive Compensation Program — Stock-Based Awards Under the LTIP and the 2012 LTIP — Performance-Based RSU Awards Under Employment Agreements — Mr. Rigby — Performance Criteria.”
Employment Agreement with Mr. Fitzgerald
Mr. Fitzgerald’s compensation for 2013 was determined in connection with his employment agreement and reflects a compensation package that (i) was commensurate with the extensive utility and energy-related legal and business expertise that he brings to the Company, and (ii) was intended to serve as inducement to Mr. Fitzgerald to become an executive of, and retain his employment with, the Company for the term of the employment agreement. This employment agreement also provides for performance-based retention awards of RSUs, intended to further align Mr. Fitzgerald’s compensation with the successful achievement of various PHI initiatives. For additional information regarding the terms of the employment agreement with Mr. Fitzgerald, see “— Executive Compensation — Employment and Retirement Agreements — Kevin C. Fitzgerald” beginning on page 59 of this proxy statement.
Retirement Agreement with Mr. Jenkins
After over 15 years of service with the Company and Pepco, and to ensure an orderly and efficient transition of the leadership of the People Strategy & Human Resources department, Mr. Jenkins and the Company entered into a retirement agreement in May 2013 which was approved by the Compensation Committee.
For further information regarding this retirement agreement, see “— Executive Compensation — Employment and Retirement Agreements” beginning on page 58 of this proxy statement.
Severance and Change in Control Benefits
Mr. Rigby’s employment agreement provides for severance payments and other benefits if his employment is terminated other than for “cause” or he voluntarily terminates his employment for “good reason,” whether or not such termination is in connection with a change in control of the Company. These provisions are generally designed to provide assurance to the executive that, if his employment is actually or constructively terminated by the Company, he will receive for a period of time thereafter the compensation and benefits that he would have received had the termination not occurred. These benefits also address the concern that the fear of job loss might influence the executive when considering strategic opportunities that may include a change in control of the Company. The agreement provides that the amount of the severance payment declines over the three-year term of the agreement. The specific benefits to which Mr. Rigby is entitled are described in detail under the section entitled “— Executive Compensation — Termination of Employment and Change in Control Benefits.”
The Company also maintains the CIC Plan in which each of the current named executive officers, other than
Mr. Rigby, participated as of December 31, 2013. The purpose of the change-in-control benefit is to ensure that the participating executives are able to remain focused on their responsibilities to the Company in a change in control scenario and are not distracted by the uncertainty of their continued employment.
The CIC Plan was amended in July 2013 by the Board, upon the recommendation of the Compensation Committee which had received advice from its independent compensation consultant. The amendments to the CIC Plan took effect for newly hired executives as of August 1, 2013 and for existing executives as of January 1, 2014.
To further align executive compensation with the interest of our stockholders, to reinforce good corporate governance practices, and to more closely align the CIC Plan’s provisions to current market practices, the CIC Plan’s change-in-control severance payment provisions were amended by:
➢
  eliminating all excise tax gross-up payments related to severance upon a change in control;

➢
  eliminating the ability to receive a benefit under the CIC Plan based upon additional service credits under PHI’s pension and other post-retirement plans;
➢
  significantly reducing the number of PHI executives who are eligible to receive a change-in-control severance payment, which, as of March 17, 2014, was 18; and
➢
  reducing the medical, dental and group life insurance and disability benefit to one year (instead of a period ranging from 18 to 36 months).
In addition, to ensure that PHI’s executives are able to remain focused on their responsibilities to PHI and will not be distracted by the uncertainty of continued employment, the CIC Plan was amended to provide a benefit to a covered PHI executive following a termination of his or her employment by PHI without cause, regardless of whether there has been a change in control. As with the change-in-control benefit described above, no tax gross-up payment will be made with respect to this new benefit. PHI executives at the director level and above (currently 58 persons), other than Mr. Rigby, are eligible to receive this severance payment.
Tax and Accounting Considerations
Tax Considerations
Performance-Based Compensation Under Section 162(m) of the Code
Under Section 162(m) of the Code, a public company is prohibited from deducting for federal income tax purposes compensation in excess of $1.0 million paid to the Company’s principal executive officer and the Company’s three highest compensated executive officers (other than the principal executive officer or the principal financial officer), except that this prohibition does not apply to compensation that qualifies as “performance-based compensation” as defined in regulations adopted under Section 162(m).
The payment of shares of common stock under performance-based awards granted under the LTIP and the 2012 LTIP upon the vesting of such awards, if determined solely by reference to the achievement of pre-established performance objectives, would qualify as “performance-based compensation” under Section 162(m) of the Code. Time-based RSU awards under the LTIP and the 2012 LTIP do not generally qualify as “performance-based compensation” because the awards vest on the basis of continued employment, rather than pre-established performance objectives.
Awards under the EICP will qualify as “performance-based compensation” under Section 162(m) of the Code, so long as the payment of the award under the EICP is based on the achievement of pre-established performance objectives using performance criteria specified in the EICP.
The Compensation Committee intends for awards of performance-based compensation under the LTIP, the 2012 LTIP and the EICP to qualify as “performance-based compensation” under Section 162(m) to the greatest extent reasonably possible to maximize the deductibility by the Company of the payment of such compensation for federal income tax purposes.
The Compensation Committee may from time to time provide an executive with a discretionary cash bonus to reward the executive for extraordinary effort or where special circumstances warrant. Depending on the circumstances, such a bonus may or may not qualify as performance-based compensation under Section 162(m).
Nonqualified Deferred Compensation Under Section 409A of the Code
Section 409A of the Code provides that amounts deferred under nonqualified deferred compensation plans are includable in an employee’s income when vested unless certain requirements are met. If these requirements are not met, employees are also subject to additional income tax and interest penalties. Our supplemental retirement plans, executive employment agreements, severance arrangements, and other nonqualified deferred compensation arrangements are intended to satisfy the requirements of Section 409A.
Parachute Payments Under Sections 280G and 4999 of the Code
Section 280G of the Code disallows a tax deduction for “excess parachute payments” in connection with the termination of employment related to a change of control (as defined in the Code), and Section 4999 of the Code imposes a 20% excise tax on any person who receives excess parachute payments. As discussed beginning on page 75 of this proxy statement, our named executive officers are entitled to receive certain payments upon termination of their employment, including termination following a change in control, which may trigger the payment of an excess parachute payment. Under the terms of the amended CIC Plan, as of January 1, 2014, none of the executives, including each of the current named executive officers, participating in the CIC Plan were entitled to receive an excise tax gross-up for any payments that would constitute an excess parachute payment. Further, under the terms of his employment agreement, Mr. Rigby is not entitled to participate in the CIC Plan, and has generally agreed that, if a severance payment would trigger an excess parachute payment, it will be reduced to eliminate the excise tax. Not all of the payments to which our current named executive officers are entitled to receive under the CIC Plan are excess parachute payments. See “Executive Compensation — Termination of Employment and Change in Control Benefits.” Accordingly, our tax deduction would be disallowed under Section 280G for all excess parachute payments.
Accounting Considerations
RSU awards are accounted for based on their grant date fair value, as determined under FASB ASC 718, which is recognized over the service or vesting period applicable to the grant. Forfeitures are estimated, and the compensation cost of awards will be reversed if the employee does not remain employed by us throughout the service or vesting period.
Stock Ownership Requirements
To further align the financial interests of the Company’s executives with those of our stockholders, the Board in 2005 adopted stock ownership requirements for officers of the Company. The requirements, which are expressed as a multiple of base salary, are a function of the executive’s rank:

Officer Level	Multiple of Base Salary (#)
Chief Executive Officer, President	5 times
Executive Vice President	3 times
Senior Vice President	2 times
Vice President	1 time

Each officer had until the later of December 31, 2010, or five years after the date of the officer’s election as an officer, to attain the required ownership level. An individual who is appointed as an officer or is promoted to a position with a higher stock ownership requirement has five years from the date of appointment or promotion to attain the applicable stock ownership level. Shares of common stock allocated to an executive’s 401(k) plan account and the number of shares of common stock underlying time-based RSU awards (plus dividend equivalents accrued thereon) are considered owned by the executive for the purpose of meeting the ownership requirement. Each of Messrs. Rigby and Velazquez meet the stock ownership requirement applicable to him. Because Messrs. Boyle and Fitzgerald joined the Company during 2012, they have until 2017 to comply with these requirements. Mr. Huffman is not subject to the stock ownership requirement because he is not a Company officer; however, if this requirement were applicable, he nevertheless would satisfy it at the level of two times his base salary.
Prohibition on Hedging of Economic Risk and Pledging of Stock
Because hedging transactions can result in the misalignment of the ownership interest of directors, officers and employees relative to that of the Company’s stockholders, the Board has determined that no director, officer or employee of the Company (including executives) may engage in any hedging or similar transactions that have the effect of reducing or eliminating the investment risks associated with any of the Company’s securities owned by such person. This prohibition applies whether the securities have been acquired from the Company or have been purchased by the holder in the market.
Pledging and margining of common stock puts those shares at risk of sale if the loan cannot otherwise be repaid or if securities in a margin account decrease in value. For these reasons, in February 2013, our Board adopted a policy that prohibits our directors, officers and non-union employees from:
➢
  pledging their common stock to secure indebtedness of any kind;
➢
  using the Company’s common stock in a margin account as collateral for investments in other securities; or
➢
  engaging in any other transaction of a similar nature that has the effect of using the Company’s securities as collateral.

Executive Compensation

The 2013 Summary Compensation Table below sets forth information on compensation paid by us and our subsidiaries for the following named executive officers:
➢
  our principal executive officer;
➢
  our principal financial officer;
➢
  our three other most highly compensated executive officers employed as of December 31, 2013, determined on the basis of their total compensation for 2013 (excluding the amounts under the column “Change in Pension Value and Nonqualified Deferred Compensation Earnings” below); and
➢
  one individual who would have been among our three other mostly highly compensated executive officers employed as of December 31, 2013, except that he was not serving as our executive officer on such date.
2013 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total Compensation ($)
Joseph M. Rigby Chairman, President and Chief Executive Officer	2013	1,015,000	—	3,028,633	329,875	2,543,035	310,603	7,227,146
	2012	985,000	—	4,582,528	1,191,850	4,234,725	204,737	11,198,840
	2011	880,000	—	2,322,631	748,000	2,511,103	259,796	6,721,530

Frederick J. Boyle Senior Vice President and Chief Financial Officer(5)	2013	470,000	—	536,895	91,650	105,734	64,941	1,269,220
	2012	320,984	40,000	505,694	233,034	28,159	144,402	1,272,273

David M. Velazquez Executive Vice President	2013	518,000	—	591,713	96,659	300,173	79,061	1,585,606
	2012	503,000	100,000	640,472	316,890	1,260,208	82,101	2,902,671
	2011	484,000	125,000	638,719	198,053	2,517,536	97,546	4,060,854

Kevin C. Fitzgerald Executive Vice President and General Counsel(6)	2013	550,000	15,000	791,197	107,250	73,239	81,376	1,618,062
	2012	159,280	—	1,176,383	115,645	4,276	16,593	1,472,177

John U. Huffman President and Chief Executive Officer, Pepco Energy Services	2013	383,000	—	349,999	76,064	8,248	69,299	886,610
	2012	383,000	—	390,145	159,941	—	67,785	1,000,871
	2011	365,000	10,000	385,338	283,386	343,194	78,618	1,465,536

Ernest L. Jenkins Former Vice President and Chief Human Resources Officer(7)	2013	160,000	—	190,082	—	—	565,810	915,892

(1)
  The amount shown for each year is the aggregate grant date fair value as determined in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures) of awards of time-based and performance-based RSU awards granted during that year. The values shown with respect to each performance-based RSU award (i) assume that such award will vest at 100% of the target level at the end of the performance period and the recipient will remain employed by us through such date; (ii) reflect that dividends have been factored into the determination of grant date fair value; and (iii) with respect to certain awards granted to Messrs. Rigby and Fitzgerald in 2012, which awards are not entitled to earn dividend equivalents prior to vesting, reflect a reduction in grant date fair value by the present value of the dividends not earned with respect to the underlying shares during the requisite service or performance period and do not reflect the impact of dividends on grant date fair value. Furthermore, the values shown assume that each award of time-based RSUs will vest in full at the end of the three-year service period. For a further description of these stock-based awards, see “— Compensation Discussion and Analysis — Components of the Executive Compensation Program — Stock-Based Awards Under the LTIP and the 2012 LTIP.” For a discussion of the other assumptions made in determining the aggregate grant date fair value of these awards, see Note (12), “Stock-Based Compensation, Dividend Restrictions, and Calculations of Earnings Per Share of Common Stock — Stock-Based Compensation” in the Company’s consolidated financial statements included in its 2013 Form 10-K.

Two-thirds of an executive’s yearly LTIP and 2012 LTIP awards were performance-based and one-third was time-based. Assuming vesting of performance-based awards granted in 2013, 2012 and 2011 at the maximum level of 200% of target, the grant date fair value of these performance-based awards would have been as follows:

	Grant Date Fair Value (Maximum Level) of Performance-Based Awards Granted In:
Name	2013	2012	2011
Joseph M. Rigby	$2,946,165	$3,407,661	$3,135,312
Frederick J. Boyle	682,107	697,692	—
David M. Velazquez	751,778	870,075	862,205
Kevin C. Fitzgerald	798,225	725,643	—
John U. Huffman	444,670	530,023	520,179
Ernest L. Jenkins	241,498	N/A	N/A

“All Other Compensation” information for 2011 as to Mr. Huffman as reported in the 2013 Summary Compensation Table has been reduced to reflect (i) the fact that dividend equivalents credited on performance-based awards granted in 2011 are not required to be included in this column because they were factored into the reported grant date fair value; and (ii) dividend equivalents credited on time-based awards only during 2011 and not for any prior year.
(2)
  Consists of awards under the EICP. For a further description of these awards, see “— Compensation Discussion and Analysis — Components of the Executive Compensation Program — Annual Cash Incentive Awards Under the EICP.”
(3)
  Consists of the aggregate annual increase in the actuarial present value of the executive’s accumulated benefit under all defined benefit and actuarial pension plans. None of the named executive officers received “above-market earnings” (as defined by SEC regulation) under any of the Company’s nonqualified deferred compensation plans. The change in pension value for 2012 for Mr. Huffman and the change in pension value for 2013 for Mr. Jenkins was $(5,181) and $(227,090), respectively, each of which is not reflected in the Summary Compensation Table in accordance with SEC regulations.
(4)
  The totals shown in this column for 2013 consist of:

Name	Market Value of Dividend Equivalents Credited on Time-Based RSU Awards ($)(a)	Company- Paid Premiums on Term Life Insurance ($)	Company Matching Contributions Under 401(k) Plan ($)	Company Matching Contributions on Deferred Compensation ($)	Compensation Related to Termination Benefits ($)	Perquisites and Other Personal Benefits ($)(b)	Total ($)
Joseph M. Rigby	222,665	2,351	11,475	30,558	—	43,554	310,603
Frederick J. Boyle	20,919	1,064	10,429	8,581	—	23,948	64,941
David M. Velazquez	37,851	1,200	11,475	—	—	28,535	79,061
Kevin C. Fitzgerald	25,783	1,217	11,475	9,106	—	33,795	81,376
John U. Huffman	22,759	887	11,475	2,603	—	31,575	69,299
Ernest L. Jenkins	2,766	371	7,341	—	503,000	52,332	565,810

(a)
  Represents the market value of dividend equivalents credited quarterly during 2013 with respect to unvested time-based RSU awards granted under the LTIP and 2012 LTIP. These amounts were computed based upon the closing market price of a share of common stock on the trading day immediately prior to the dividend payment date.
(b)
  The following perquisites and other personal benefits were paid in 2013 (all amounts shown reflect cash payments made by the Company, except as otherwise stated):

Name	Automobile Allowance ($)*	Parking ($)	Tax Preparation Fee ($)	Financial Planning Fee ($)	Executive Physical Fee ($)	Club Dues ($)	Spousal Travel ($)	Payments for Unused Vacation ($)	Total ($)
Joseph M. Rigby	11,700	2,400	2,600	11,035	800	14,484	535	—	43,554
Frederick J. Boyle	11,700	2,400	2,600	7,248	—	—	—	—	23,948
David M. Velazquez	11,700	2,400	2,600	11,035	800	—	—	—	28,535
Kevin C. Fitzgerald	11,700	2,400	2,600	16,225	—	870	—	—	33,795
John U. Huffman	11,700	6,240	2,600	11,035	—	—	—	—	31,575
Ernest L. Jenkins	5,447	1,200	—	—	800	—	—	44,885	52,332

*
  Consists of a non-accountable expense allowance to compensate executives for the business use of their personal automobiles.

In addition, in 2013, Company-purchased tickets to attend sporting and cultural events were made available to our named executive officers for personal use when not being used for business purposes. There was no incremental cost to PHI for providing these tickets to our named executive officers.
(5)
  Mr. Boyle was appointed as Senior Vice President and Chief Financial Officer of PHI effective April 9, 2012.
(6)
  Mr. Fitzgerald was appointed Executive Vice President and General Counsel of PHI effective September 17, 2012.
(7)
  Mr. Jenkins retired effective July 1, 2013. Because Mr. Jenkins was not a named executive officer prior to 2013, no information with respect to 2012 or 2011 has been provided for him.
Comparison of 2013 Realized Pay to Reported Pay
The calculation of total compensation as reported in the 2013 Summary Compensation Table is based upon rules of the SEC and includes compensation that is not received or realized by our named executive officers during the year. For example, total compensation includes the “grant date fair value” of time-based and performance-based RSU awards that were granted during 2013. These amounts are computed applying specific accounting rules and based on a number of assumptions, and are included in total compensation even though time-based awards do not vest until the end of the restriction period and the named executive officer will not realize any benefit under performance-based awards until the Compensation Committee has determined whether, and the extent to which, the relevant performance criteria have been satisfied at the end of the performance period. For more information on total compensation as calculated under the SEC’s rules, see the narrative and footnotes accompanying the 2013 Summary Compensation Table.
To supplement this SEC-mandated disclosure, the following table sets forth the “realized pay” of each named executive officer in 2013. For purposes of this table, we define “realized pay” to include the following elements of compensation:
➢
  base salary and awards under the EICP earned based on fiscal year 2013 performance, as well as any discretionary cash bonuses earned with respect to 2013;
➢
  the value of the vested portion of restricted stock awards granted in 2010 under the LTIP to certain of the named executive officers, which awards vested in 2013;
➢
  the value of the vested portion of performance-based awards that PHI granted in 2010 under the LTIP to the named executive officers with respect to the 2010 to 2012 performance period, the vesting of which was determined in February 2013; and
➢
  the value of all perquisites and other personal benefits, to the extent they were includible in the named executive officer’s gross income or otherwise resulted in imputed income for tax purposes.
We calculate realized pay with respect to vested LTIP awards by multiplying (i) the average of the high and low trading prices of our common stock on the NYSE on the vesting date, by (ii) the total number of shares vested, including any shares withheld for tax purposes.
The table does not reflect the vesting of RSU awards granted under Mr. Rigby’s or Mr. Fitzgerald’s employment agreement, because no shares of common stock may be issued in settlement of these awards until the day after the executive’s employment with us terminates. Also, these amounts do not reflect the vesting of awards where the delivery of common stock was required to be deferred until a date after December 31, 2013 to comply with the provisions of Section 409A of the Code.

	2013 Realized Pay
Name	Base Salary, Discretionary Cash Bonuses and EICP Awards ($)	Vested LTIP Restricted Stock Awards ($)	Vested Annual LTIP Performance- Based Awards ($)	Perquisites and Other Personal Benefits Included on W-2 ($)		Total Realized Pay ($)	2013 Total Compensation Reported in Summary Compensation Table ($)	Realized Pay as a Percentage of 2013 Reported Pay (%)
Joseph M. Rigby	1,344,875	658,781	1,012,369	56,429		3,072,454	7,227,146	42.5%
Frederick J. Boyle	561,650	—	—	30,128		591,778	1,269,220	46.6%
David M. Velazquez	614,659	181,166	278,397	25,335		1,099,557	1,585,606	69.4%
Kevin C. Fitzgerald	672,250	—	—	39,631		711,881	1,618,062	44.0%
John U. Huffman	459,064	111,996	172,065	31,298		774,423	886,610	87.4%
Ernest L. Jenkins	160,000	49,229	75,654	553,332	(1)	838,215	915,892	91.5%

(1)
  Includes compensation related to retirement benefits.

Comparison of Key Elements of Total Compensation
The chart below provides a comparison of the key elements of total compensation for 2013 for each named executive officer, including the percentage of salary and bonus compared to total compensation. This section uses information contained in the 2013 Summary Compensation Table.

Employment and Retirement Agreements
Joseph M. Rigby
Effective January 1, 2012, the Company entered into an employment agreement with Mr. Rigby, which provides for his employment with us through December 31, 2014. Our independent directors, based upon the recommendation of PM&P, authorized the entry into the employment agreement with Mr. Rigby. This employment agreement provides for performance-based awards of
RSUs, which are intended to further align Mr. Rigby’s compensation with the successful achievement of various PHI initiatives and operational goals established by the Compensation Committee. The following table provides a summary of the material terms of the employment agreement with Mr. Rigby.

Provision of Employment Agreement	Description
Annual salary	During 2013, $1,015,000 ($1,015,000 for 2014), subject to annual review by the Board, and his salary may not be decreased during the remainder of the term of the employment agreement.
Incentive compensation	Incentive compensation to be received under plans applicable to our senior executives, if the Board determines in good faith that Mr. Rigby’s performance merits payment of such compensation.
Retirement and other benefit plans
Mr. Rigby will participate, in a manner similar to other senior executives, in retirement plans, fringe benefit plans, supplemental benefit plans and other plans and programs (including insurance coverage) provided by us for our executives or employees, except that Mr. Rigby’s annual minimum annuity benefit under the 2011 SERP has been augmented to an amount equal to 1.65% of his five-year average base pay and bonus multiplied by years of service as determined under the PHI Sub-Plan (for all other executives, the 2011 SERP provides for an annual benefit equal to 1.45% of the five-year average base pay and bonus multiplied by years of service).

Provision of Employment Agreement	Description
RSU awards
The employment agreement entitles Mr. Rigby to receive three annual performance-based awards of 36,945 RSUs each under the LTIP (and, beginning in 2013, the 2012 LTIP) over the term of the employment agreement. The vesting of each of these awards is contingent upon Mr. Rigby’s continued employment with us during the relevant performance period covered by the award and the achievement of performance goals established for that performance period.
Mr. Rigby has also received a time-based award under this employment agreement of 73,891 RSUs, one-third of which vested on January 4, 2013 and the remaining two-thirds of which vest ratably on a day-to-day basis over the two-year period beginning January 4, 2013, provided that he remains continuously employed by us during such period.
Mr. Rigby may not settle vested RSUs in shares of common stock under these awards until the day after his employment with us terminates, except that he may elect to surrender vested RSUs as permitted to satisfy applicable tax withholding obligations. Vested RSUs will be credited with dividend equivalents in the form of additional fully-vested RSUs.

Payments upon termination or change in control
See “— Executive Compensation — Termination of Employment and Change in Control Benefits” for a description of various payments and other benefits that Mr. Rigby may be entitled to receive under the employment agreement in connection with the termination of his employment.

Clawback provisions
The employment agreement includes provisions intended to satisfy the compensation recovery provisions of both the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, and the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act.

Kevin C. Fitzgerald
Effective September 17, 2012, the Company entered into an employment agreement with Mr. Fitzgerald, which provides for his employment with us through September 16, 2015. Our independent directors, based upon the recommendation of PM&P, authorized the entry into the employment agreement with Mr. Fitzgerald. This employment agreement provides for performance-based awards of RSUs, which are intended to further align Mr. Fitzgerald’s compensation with the successful achievement of various PHI and individual initiatives. The following table provides a summary of the material terms of the employment agreement with Mr. Fitzgerald.

Provision of Employment Agreement	Description
Annual salary
$550,000, subject to annual review by the Board, with the condition that, if at any time and during the term of the employment agreement his annual base salary is increased, such annual base salary will not be subsequently decreased during the remainder of the term.

Cash incentive compensation	Mr. Fitzgerald is entitled to a target incentive opportunity under the EICP equal to 60% of his annual base salary.
Retirement and other benefit plans
Mr. Fitzgerald is eligible to participate (in a manner similar to other senior executives of PHI of comparable rank) in PHI’s retirement, supplemental retirement benefit, savings, deferred compensation, health, welfare and insurance plans, and in other plans and programs provided by PHI from time to time for its senior executives of comparable rank. Mr. Fitzgerald is entitled to receive such perquisites and other personal benefits provided by PHI from time to time to its senior executives of comparable rank.

Provision of Employment Agreement	Description
Long-term incentive plan compensation	Mr. Fitzgerald is entitled to receive 2012 LTIP awards with aggregate target award opportunities equal to 125% of his base salary.
RSU awards
Mr. Fitzgerald is entitled to receive a series of three annual performance-based awards under the 2012 LTIP:
➢
  to be granted over the term of the employment agreement;
➢
  each to consist of such number of RSUs equal to $166,666.67, divided by the closing price of a share of common stock on the last trading day prior to the first day of the calendar year in which the award is executed and delivered; and
➢
  the vesting of which is contingent upon Mr. Fitzgerald’s continued employment with us during the annual performance period and achievement of the performance goals covered by each award.
Mr. Fitzgerald also received a time-based award of 39,494 RSUs under the 2012 LTIP, four-fifteenths of which vested on September 17, 2013, four-fifteenths of which will vest on September 17, 2014, and the balance will vest on September 17, 2015, in each case provided that Mr. Fitzgerald remains continuously employed by us through the applicable vesting date.
Mr. Fitzgerald may not settle vested RSUs under these awards until the day after his employment with us terminates, except that he may elect to surrender vested RSUs as permitted to satisfy applicable tax withholding obligations. Vested RSUs will be credited with dividend equivalents in the form of additional fully-vested RSUs.

Payments upon termination or change in control
PHI may terminate Mr. Fitzgerald’s employment at any time, with or without cause, and Mr. Fitzgerald may resign as an employee at any time and for any reason, in each case without further compensation under the employment agreement.
Mr. Fitzgerald is a participant in the CIC Plan. See “— Executive Compensation — Termination of Employment and Change in Control Benefits — Amended and Restated Change-in-Control / Severance Plan for Certain Executive Employees” for a discussion of the terms and conditions of that plan.

Clawback provisions	The employment agreement includes provisions intended to satisfy the compensation recovery provisions of both the Dodd-Frank Act and the Sarbanes-Oxley Act.

Ernest L. Jenkins
On May 23, 2013, the Company entered into a retirement agreement with Mr. Jenkins, which provided him with certain benefits prior to and after his retirement effective as of July 1, 2013. Mr. Jenkins resigned from all positions as an officer of the Company and its subsidiaries effective May 22, 2013. The following table provides a summary of the material terms of the retirement agreement with Mr. Jenkins.

Provision of Retirement Agreement	Description
Base Salary and benefits prior to retirement
Until the effective date of his retirement, Mr. Jenkins continued to be paid his then current annual base salary of $320,000, and was eligible to continue receiving the employee benefits that he then currently received.

Post-separation and severance payments
Mr. Jenkins received a post-separation payment in the amount of $54,885, consisting of:
➢
  $44,885, as compensation for accrued but unused vacation and holiday time; and
➢
  $10,000, for outplacement services.
Mr. Jenkins received a non-pensionable severance payment in the amount of $490,500, consisting of:
➢
  $320,000, which was equal to one year of Mr. Jenkins’ base salary;
➢
  $160,000, which was equal to Mr. Jenkins’ EICP target award opportunity for 2013; and
➢
  $10,500, which was equal to the amount of Mr. Jenkins’ automobile allowance in 2013.

Annuity payment
Mr. Jenkins will receive an annuity of $674.33 per month, payable at the same time and in the same form as Mr. Jenkins’ benefits under the 2011 SERP, to supplement lower monthly retirement benefit payments as a result of his early retirement.

Long-term incentive plan participation
With regard to Mr. Jenkins’ participation in the LTIP and the 2012 LTIP through July 1, 2013, payments under Mr. Jenkins’ outstanding time-based and performance-based RSU awards, to the extent earned, are to vest on a pro-rated basis.

General release of claims and reimbursement of legal fees
To receive the non-pensionable severance payment and annuity payment set forth above, Mr. Jenkins was required to execute a general release in favor of us and our subsidiaries.
Mr. Jenkins was reimbursed $2,500 for legal fees he incurred in connection with the retirement agreement.

2013 Grants of Plan-Based Awards
The following table provides certain information regarding plan-based awards, including award opportunities under the EICP, granted to each of the named executive officers in 2013.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Approval Date	Threshold ($)(2)	Target ($)	Maximum ($)	Threshold Number of Shares (#)	Target Number of Shares (#)	Maximum Number of Shares (#)
Joseph M. Rigby
EICP(5)	1-24-13	1-24-13	35,525	1,015,000	1,827,000	—	—	—	—	—
LTIP—Time-based RSU award(6)	1-24-13	1-24-13	—	—	—	—	—	—	43,894	845,837
LTIP—Performance-based RSU award(7)	1-24-13	1-24-13	—	—	—	21,947	87,788	175,576	—	1,473,083
LTIP—Performance-based RSU award pursuant to employment agreement(8)	2-28-13	2-28-13	—	—	—	—	36,945	—	—	709,713br
Frederick J. Boyle
EICP(5)	1-24-13	1-24-13	9,870	282,000	507,600	—	—	—	—	—
LTIP— Time-based RSU award(6)	1-24-13	1-24-13	—	—	—	—	—	—	10,163	195,841
LTIP— Performance-based RSU award(7)	1-24-13	1-24-13	—	—	—	5,081	20,325	40,650	—	341,054
David M. Velazquez
EICP(5)	1-24-13	1-24-13	5,439	310,800	559,440	—	—	—	—	—
LTIP— Time-based RSU award(6)	1-24-13	1-24-13	—	—	—	—	—	—	11,200	215,824
LTIP— Performance-based RSU award(7)	1-24-13	1-24-13	—	—	—	5,600	22,401	44,802	—	375,889
Kevin C. Fitzgerald
EICP(5)	1-24-13	1-24-13	11,550	330,000	594,000	—	—	—	—	—
2012 LTIP— Time-based RSU award(6)	1-24-13	1-24-13	—	—	—	—	—	—	11,892	229,159
2012 LTIP— Performance-based RSU award(7)	1-24-13	1-24-13	—	—	—	5,946	23,785	47,570	—	399,112
2012 LTIP— Performance-based RSU award pursuant to employment agreement(9)	1-2-13	12-20-12	—	—	—	—	8,499	—	—	162,926
John U. Huffman
EICP(5)	1-24-13	1-24-13	7,641	229,800	413,640	—	—	—	—	—
LTIP—Time-based RSU award(6)	1-24-13	1-24-13	—	—	—	—	—	—	6,625	127,664
LTIP—Performance-based RSU award(7)	1-24-13	1-24-13	—	—	—	3,313	13,250	26,500	—	222,335
Ernest L. Jenkins
EICP(5)(10)	1-24-13	1-24-13	2,285	160,000	288,000	—	—	—	—	—
LTIP—Time-based RSU award(6)	1-24-13	1-24-13	—	—	—	—	—	—	3,598	69,333
LTIP—Performance-based RSU award(7)	1-24-13	1-24-13	—	—	—	1,799	7,196	14,392	—	120,749

(1)
  The “target” amount represents the amount of payment for an award opportunity under the EICP based upon achievement of the performance criteria at the “target” level as determined by the Compensation Committee and assuming that the funding pool adjustment factor is 100%. The “threshold” amount represents the minimum amount of an award which may be received by the executive under the EICP, assuming that an award is paid and the funding pool is established at the lowest level that would permit the payment of an award under the EICP to a named executive officer. The “maximum” amount represents the highest possible payment with respect to an EICP award based on performance, which for 2013 was equal to 180% of the target payment.
(2)
  The amounts in this column do not reflect the Compensation Committee’s retained discretion to reduce these minimum award amounts by up to 30% of the target amount of the award opportunity.
(3)
  The “threshold” number of shares of an award under the LTIP and the 2012 LTIP represents achievement of relative TSR at the 25th percentile, the “target” number of shares represents achievement of relative TSR at the 50th percentile, and the “maximum” number of shares represents achievement of relative TSR at or above the 90th percentile.

(4)
  Represents the grant date fair value, as determined in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures), of time-based RSUs and performance-based RSUs granted under the LTIP and the 2012 LTIP. The grant date fair value of each performance-based RSU award has been calculated using the “target” number of shares, consistent with the estimate of aggregate compensation cost to be recognized over the service period in accordance with FASB ASC Topic 718.
(5)
  For a further description of these award opportunities, see “— Compensation Discussion and Analysis — Components of the Executive Compensation Program — Annual Cash Incentive Awards Under the EICP.”
(6)
  This time-based RSU award vests on the third anniversary of the date of grant if the executive has been continuously employed by us through that date, subject to the acceleration of vesting under certain circumstances as described in “— Executive Compensation — Termination of Employment and Change in Control Benefits.”
(7)
  This performance-based RSU award vests if the executive is continuously employed by the Company through the end of the performance period and the Compensation Committee has determined that the performance targets are met at least at the “threshold” level of performance, subject to the acceleration of vesting under certain circumstances as described below in “— Executive Compensation — Termination of Employment and Change in Control Benefits.” For a further discussion of these awards, see “— Compensation Discussion and Analysis — Components of the Executive Compensation Program — Stock-Based Awards Under the LTIP and the 2012 LTIP — Annual Performance-Based RSU Awards.”
(8)
  This award is the second in a series of three annual performance-based RSU awards to be granted each year over the term of Mr. Rigby’s employment agreement, the vesting of which is contingent upon continued employment during each annual performance period and achievement of the performance goals established for the annual performance period.
(9)
  This award is the first in a series of three annual performance-based RSU awards to be granted each year over the term of Mr. Fitzgerald’s employment agreement, the vesting of which is contingent upon continued employment during each annual performance period and achievement of the performance goals established for the annual performance period.
(10)
  Although Mr. Jenkins was granted a 2013 EICP target award opportunity, under the terms of his retirement agreement, Mr. Jenkins agreed to forego the receipt of an award under the EICP for 2013. See “— Executive Compensation — Employment and Retirement Agreements — Ernest L. Jenkins” for more information.
2012 Long-Term Incentive Plan
General
The Pepco Holdings, Inc. 2012 Long-Term Incentive Plan provides for long-term incentives to attract, retain and reward highly competent officers and key employees of PHI and its subsidiaries, as well as directors of PHI who are not employees or officers of PHI or any subsidiary. The 2012 LTIP was adopted by the Board in December 2011 and was approved by our stockholders at the 2012 annual meeting. The following provides a brief summary of the material terms of the 2012 LTIP.
Administration
Except as otherwise provided in the 2012 LTIP, the Compensation Committee will generally be the administrator of the 2012 LTIP and has sole authority to generally make all determinations advisable for the administration of the 2012 LTIP in order to achieve its stated objectives.
Maximum Number of Shares Subject to Awards
The number of shares of common stock subject to awards under the 2012 LTIP may not exceed, in the aggregate, 8,000,000 shares. For purposes of determining the number of shares of common stock available for issuance under the 2012 LTIP, whenever an award lapses, is cancelled or forfeited, is delivered or surrendered to us as part or full payment for the exercise of an option, or the rights of the participant to whom an award was granted terminate (except with respect to an option that lapses due to the exercise of a related stock appreciation right, or SAR), the shares subject to such award will again be available for future awards under the 2012 LTIP. The total number of shares available to be issued under the 2012 LTIP will be appropriately adjusted in the event of any change in the outstanding shares of common stock by reason of any dividend or split, recapitalization, reorganization, combination, division or exchange of shares, or other similar changes in the common stock.
Participants
The Compensation Committee may grant awards under the 2012 LTIP to officers or key employees of PHI or any subsidiary, including such officers or employees who are members of the Board. The Compensation Committee also may grant director awards under the 2012 LTIP to directors of PHI who are not employees or officers of PHI or any subsidiary. However, only employees of the

Company and its subsidiaries will be eligible to receive incentive stock options, or ISOs, under the 2012 LTIP. Approximately 72 persons are eligible to participate in the 2012 LTIP.
Term
Unless earlier terminated by the Board, the 2012 LTIP shall terminate on May 18, 2022, but the 2012 LTIP shall remain in effect thereafter solely to settle all matters related to the payment of outstanding awards and the termination of the 2012 LTIP.
Awards
Awards permitted to be granted under the 2012 LTIP include ISOs, nonqualified stock options, SARs, restricted stock, RSUs, performance shares, performance units, unrestricted stock and director awards. Director awards are equity awards granted in lieu of some or all of a non-employee director’s cash compensation.
Dividend Equivalents
Dividend equivalents may be granted under the 2012 LTIP without consideration from the participant in conjunction with the grant or deferral of restricted stock awards, RSU awards, performance share awards, performance unit awards or any director awards (other than a director award in the form of an option or SAR).
Dividend equivalents with respect to a performance-based award will normally be granted during a performance period associated with that award, except they may be granted under a performance-based restricted stock award in conjunction with the award of additional shares of common stock if the target performance objectives are exceeded, subject to compliance with Section 162(m) of the Code.
Each dividend equivalent will entitle the participant to receive an amount equal to the dividend paid with respect to a share of common stock on each dividend payment date from the date of grant to the date the dividend equivalent lapses. The Compensation Committee may direct the payment of such amount at such times and in such form and manner as determined by the Compensation Committee. However, no payment may be made as to any dividend equivalent associated with a performance-based award under the 2012 LTIP, unless the Compensation Committee has determined that the target performance objectives with respect thereto have been achieved or exceeded. If granted in connection with a time-based award, a dividend equivalent will lapse on the date established by the Compensation Committee on the date of grant of the dividend equivalent. With respect to a performance-based award, each dividend equivalent will lapse when the Compensation Committee determines that the target performance objectives with respect to a performance-based award have not been achieved or exceeded.
Termination and Change in Control Provisions
The termination and change in control provisions under the 2012 LTIP are described in “— Executive Compensation — Termination of Employment and Change in Control Benefits — 2012 LTIP” on page 79 of this proxy statement.
Deferral of Award Payment or Settlement
The 2012 LTIP provides that the Compensation Committee may establish at any time and from time to time, such rules, guidelines and procedures as the Compensation Committee shall deem appropriate pursuant to which any one or more participants would be required or permitted to elect to defer to a later date the time at which any payment or settlement of any award shall occur. The Compensation Committee may also authorize the accrual of interest equivalent credits or dividend equivalents during the deferral period of any award, to be paid at such times and on such terms and conditions as the Compensation Committee may establish. These deferral rights are in addition to any deferrals necessary or desirable to comply with Section 162(m) of the Code. In December 2011, a deferral program was established under the 2012 LTIP. See “Proposal 1: Election of Directors — Director Compensation — Elements of Director Compensation.”
Compensation Recovery Provisions
If a participant under the 2012 LTIP is subject to the clawback provisions of the Sarbanes-Oxley Act or is covered under a clawback policy adopted by PHI in accordance with rules promulgated by the SEC under the Dodd-Frank Act, an award agreement shall require the participant to comply with all provisions and requirements of such rules and policies.
Amendment and Termination
The Board may at any time and from time to time alter, amend, suspend, or terminate the 2012 LTIP, in whole or in part. However, the Board cannot take any action that, without the consent of the participant to whom any outstanding award was previously granted, adversely affects the rights of such participant concerning such award, except for any termination, suspension, or amendment of the 2012 LTIP or an award which:
➢
  is required by law, including Section 409A of the Code; or
➢
  is deemed by the Board necessary in order to comply with the requirements of Section 162(m) of the Code or Rule 16b-3 under the Exchange Act.

Without approval of the stockholders of the Company, the Board may not amend the 2012 LTIP by:
➢
  increasing the total number of shares of common stock which may be issued under the 2012 LTIP;
➢
  increasing the maximum number of shares with respect to options, SARs and other awards that may be granted to any individual under the 2012 LTIP (including, without limitation, the maximum number of shares of common stock subject to certain awards to any person who is or may be a “covered employee” as defined under Section 162(m) of the Code);
➢
  modifying the requirements as to eligibility for awards under the 2012 LTIP; or
➢
  permitting, either through the amendment of the 2012 LTIP or any award agreement, options, SARs or other awards encompassing rights to purchase common stock to be repriced, replaced or regranted through cancellation, or by decreasing the option price of an outstanding option or the exercise price of an outstanding SAR, or the purchase price of any other outstanding award that encompasses the right to purchase common stock.
Amended and Restated Executive Incentive Compensation Plan
General
The EICP is a cash-based incentive program designed to align executive compensation with the performance of PHI and its subsidiaries. Awards under the EICP to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code (sometimes referred to as “covered executives”) are intended to qualify as “performance-based compensation,” eligible for the exception to the non-deductibility provision of Section 162(m) of the Code.
The EICP is intended to seek to align executive compensation with the performance of PHI and its subsidiaries, and to:
➢
  link annual corporate and business priorities with performance goals;
➢
  reinforce a high-performance culture by tying executive compensation to measurable accountabilities and achievement;
➢
  recognize and reward team and individual performance; and
➢
  provide a variable and competitive award opportunity as part of an overall compensation program to enable PHI to attract, retain and motivate key employees.
Throughout this section, the term “award” refers to a cash incentive payment made to a participant under the EICP.
Administration
The EICP is administered by the Compensation Committee or the Board (or its designee), except that, to the extent required for an award to a covered executive to qualify as “performance-based compensation” under Section 162(m) of the Code, the EICP shall be administered by the Compensation Committee, which must consist solely of two or more “outside directors” as defined under Section 162(m) of the Code.
The administrator of the EICP:
➢
  selects the persons eligible to participate in the EICP;
➢
  approves performance goals;
➢
  approves target payout levels and maximum award opportunities;
➢
  approves the proportion of each award among categories of performance goals;
➢
  determines whether awards should be made to participants; and
➢
  establishes future service requirements as a condition to vesting in full of an award.
The administrator has the discretion to adjust or eliminate awards and to make such other determinations and interpretations and take such actions as it deems necessary or desirable. However, the administrator may not adjust an award to a covered executive if the adjustment would cause the award to no longer qualify as “performance-based compensation” under Section 162(m) of the Code.
Term
No award shall be made in respect of any calendar year that begins on or after January 1, 2022.
Participants
Participants in the EICP for any calendar year may include any executive or employee of the Company or any subsidiary selected by the administrator, upon the recommendation of the Company’s chief executive officer, to participate in the EICP. Plan participants for a year are normally (but not required to be) selected on or before January 31 of that year, although the administrator may, subject to compliance with Section 162(m) of the Code, permit additional eligible persons to become participants during a year. As of March 17, 2014, approximately 59 persons are eligible to participate in the EICP.

Target Incentive Opportunities
The administrator shall establish, with the advice and recommendation of the chief executive officer, target and maximum incentive opportunities. A target incentive opportunity is established annually as an amount (expressed as a percentage of base salary) payable to a participant if all established performance goals are met. A maximum incentive opportunity represents the maximum incentive payment that may be made to a participant under the EICP during that year. The administrator also may establish future service requirements that must be met as a condition to the payment of an EICP award. The maximum award that may be paid in any single year to any covered executive is $3,000,000.
Performance Goals
Whether a participant receives an award under the EICP will depend upon, in part, the achievement of one or more corporate performance goals, business unit performance goals and individual performance goals pursuant to performance criteria determined by the
Compensation Committee. Except with respect to covered executives, award opportunities and performance goals for a year normally are (but are not required to be) determined on or before January 31 of that year. For covered executives, award opportunities and performance goals must be determined by the Compensation Committee in writing no later than the end of the 90-day period beginning on the first day of the year and while their outcome is substantially uncertain.
A participant in the EICP will be eligible to receive an award based on the level of achievement, as determined by the administrator, of the performance goals associated with that participant’s award opportunities. Awards earned by a covered executive under the EICP may only be paid after the administrator has certified in writing the achievement of the performance goals that results in an award to that covered executive. In no event shall any award under the EICP be paid unless the performance goals and any applicable future service requirements for that award have been satisfied.

Outstanding Equity Awards at December 31, 2013
The following table provides certain information regarding outstanding equity awards held by each of the named executive officers at December 31, 2013. None of the named executive officers had outstanding option awards at December 31, 2013.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)(3)
Joseph M. Rigby
Awarded 2-28-13(4)	—	—	36,945	706,758
Awarded 1-24-13	46,361	886,886	23,180	443,433
Awarded 1-26-12	44,815	857,311	22,408	428,665
Awarded 1-4-12(5)	24,900	476,337	—	—
Awarded 1-27-11	47,324	905,308	23,663	452,673

Frederick J. Boyle
Awarded 1-24-13	10,734	205,341	5,367	102,671
Awarded 4-9-12	9,319	178,272	4,523	86,525

David M. Velazquez
Awarded 1-24-13	11,829	226,289	5,915	113,154
Awarded 1-26-12	11,441	218,866	5,722	109,462
Awarded 1-27-11	13,015	248,977	6,507	124,479

Kevin C. Fitzgerald
Awarded 1-24-13	12,560	240,273	6,281	120,156
Awarded 1-2-13	—	—	8,499	162,586
Awarded 9-17-12(6)	28,962	554,043	—	—
Awarded 9-17-12	9,431	180,415	4,574	87,501

John U. Huffman
Awarded 1-24-13	6,997	133,853	3,499	66,936
Awarded 1-26-12	6,971	133,355	3,486	66,687
Awarded 1-27-11	7,850	150,171	3,925	75,085

Ernest L. Jenkins
Awarded 1-24-13(7)	—	—	305	5,835
Awarded 1-26-12(7)	—	—	875	16,739
Awarded 1-27-11(7)	—	—	1,555	29,747

(1)
  These are time-based RSU awards granted under the LTIP and the 2012 LTIP. Except as otherwise noted, these awards vest in full on the third anniversary of the grant date if the named executive officer has been continuously employed by us through that date, subject to the acceleration of vesting under certain circumstances. See “— Executive Compensation — Termination of Employment and Change in Control Benefits.” Except as otherwise noted, amounts with respect to time-based RSU awards include additional RSUs credited to an executive when the Company pays a dividend on the common stock during the vesting period, although the shares of common stock underlying such credited RSUs are earned if and only to the extent that an award vests.
(2)
  Market value is calculated by multiplying the number of shares shown in the immediately preceding column by $19.13, the closing market price of a share of common stock on December 31, 2013.
(3)
  These are performance-based RSU awards under the LTIP and the 2012 LTIP. Except as otherwise noted, the awards granted in 2011, 2012 and 2013 entitle the named executive officer to earn shares of common stock to the extent pre-established performance objectives are satisfied for, respectively, (i) the three-year performance period beginning on January 1, 2011 and ending on December 31, 2013; (ii) the three-year performance period beginning on January 1, 2012 and ending on December 31, 2014; and (iii) the three-year performance period beginning on January 1, 2013 and ending on December 31, 2015. Except as otherwise noted, for each award, the named executive officer is eligible to earn a number of shares of common stock ranging from 25% to 200% of the target performance award depending on the extent to which the performance objective is achieved, assuming that the named executive officer has been continuously employed by us during the performance period. For each named executive officer, the number in this column reflects the number of shares that could be earned pursuant to each performance-based RSU award outstanding as of December 31, 2013, based on the following assumed level of performance for each award, as follows:

Performance Cycle	Relative TSR as of December 31, 2013	Assumed Level of Performance for Purposes of Outstanding Equity Awards at FY End Table
2011 to 2013 performance period	Less than 25%	Threshold
2012 to 2014 performance period	Less than 25%	Threshold
2013 to 2015 performance period	Less than 25%	Threshold

Except as otherwise noted, amounts include additional RSUs that may be credited to an executive when the Company pays a dividend on the common stock during the performance period, although the shares of common stock underlying such credited RSUs are earned if and only to the extent that an award vests. For further discussion of the terms of performance-based RSU awards for the 2013 to 2015 performance period, see “— Compensation Discussion and Analysis — Components of the Executive Compensation Program — Stock-Based Awards Under the LTIP and the 2012 LTIP — Annual Performance-Based RSU Awards.”
(4)
  This award is the second of a series of three annual performance-based RSU awards to be granted over the term of Mr. Rigby’s employment agreement. This award covers the performance period beginning on January 1, 2013 and ending on December 31, 2013, with vesting ranging from 0% to 100%. Dividend equivalents accrue only on the vested portion of the award. If and to the extent the award has vested, settlement of the award in shares of common stock will be deferred (subject to certain exceptions) until the day after the day Mr. Rigby’s employment with us terminates. The performance goals under this award were amended on October 25, 2013. For a discussion of the terms of this award and the payout to Mr. Rigby thereunder, see “— Compensation Discussion and Analysis — Components of the Executive Compensation Program — Stock-Based Awards Under the LTIP and the 2012 LTIP — Performance-Based RSU Awards Under Employment Agreements — Mr. Rigby.”
(5)
  This is a time-based RSU award of 73,891 RSUs that was granted under the LTIP pursuant to the terms of Mr. Rigby’s employment agreement. One-third of the RSUs covered by this award vested on January 4, 2013 and the remaining two-thirds vest ratably on a day-to-day basis over the two-year period beginning January 4, 2013, in each case provided that Mr. Rigby remains continuously employed by us through each vesting date. Dividend equivalents accrue only on the vested portion of the award. If and to the extent the award has vested, settlement of the award in shares of common stock will be deferred (subject to certain exceptions) until the day after the day Mr. Rigby’s employment terminates.
(6)
  This is a time-based RSU award of 39,494 RSUs that was granted under the 2012 LTIP pursuant to the terms of Mr. Fitzgerald’s employment agreement. Four-fifteenths of the RSUs covered by this award vested on September 17, 2013, another four-fifteenths will vest on September 17, 2014, and the balance will vest on September 17, 2015, in each case provided that Mr. Fitzgerald remains continuously employed by us through the vesting date. Dividend equivalents accrue only on the vested portion of the award. If and to the extent the award has vested, settlement of the award in shares of common stock will be deferred (subject to certain exceptions) until the day after the day Mr. Fitzgerald’s employment with us terminates.
(7)
  These amounts have been pro-rated in accordance with the terms of the named executive officer’s retirement agreement.

2013 Option Exercises and Stock Vested
The following table provides certain information regarding the following awards that vested in whole or in part during 2013:
➢
  time-based restricted stock awards granted in 2010 that vested during 2013;
➢
  performance awards (including dividend equivalents) that vested during 2013 with respect to the 2010 to 2012 performance period;
➢
  time-based and performance-based RSU awards granted to Mr. Jenkins, which awards vested on a pro-rated basis in 2013 upon his retirement;
➢
  Mr. Rigby’s time-based RSU award under his employment agreement (including dividend equivalents), one-third of which vested on January 4, 2013, with the balance vesting ratably on a day-to-day basis during the two-year period commencing on January 4, 2013 (although the shares underlying such RSUs are not to be received until the day after his employment with us terminates);
➢
  Mr. Rigby’s performance-based RSU award under his employment agreement that vested in February 2013 with respect to the 2012 performance period, including dividend equivalents that accrued during 2013 (although the shares underlying such RSUs are not to be received until the day after his employment with us terminates); and
➢
  Mr. Fitzgerald’s time-based RSU award under his employment agreement, four-fifteenths of which award vested on September 17, 2013 (including dividend equivalents that accrued during 2013).
No options were outstanding during 2013.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Joseph M. Rigby	168,346	3,375,974
Frederick J. Boyle	—	—
David M. Velazquez	23,088	459,423
Kevin C. Fitzgerald	10,681	194,895
John U. Huffman	14,271	283,973
Ernest L. Jenkins	11,499	229,507

(1)
  Represents the aggregate market value of the shares realized on vesting, calculated by multiplying the vested number of shares by the average of the low and high trading prices of a share of common stock on the vesting date (or on the last trading day prior thereto when the vesting day occurs on a non-trading day).
The following table provides certain information regarding:
➢
  time-based RSU awards (including dividend equivalents) granted in January 2011 that vested in January 2014; and
➢
  Mr. Rigby’s and Mr. Fitzgerald’s performance-based RSU award under their employment agreements that vested in February 2014 with respect to the 2013 performance period (although the shares underlying such RSUs are not to be received until the day after their employment with us terminates).

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(1)
Joseph M. Rigby	67,644	(2)	1,308,849
Frederick J. Boyle	—		—
David M. Velazquez	13,015		245,398
Kevin C. Fitzgerald	8,074		165,517
John U. Huffman	7,850		148,012
Ernest L. Jenkins	—		—

(1)
  Represents the aggregate market value of the shares realized on vesting, calculated by multiplying the vested number of shares by the average of the low and high trading prices of a share of common stock on the vesting date.
(2)
  Does not include any shares that have vested after December 31, 2013 under the time-based RSU award described in Mr. Rigby’s employment agreement, which shares vest ratably on a day-to-day basis during 2014.

Pension Benefits at December 31, 2013
The following table provides certain information regarding pension benefits for each of the named executive officers at December 31, 2013.

Name	Plan Name(1)	Number of Years of Credited Service (#)	Present Value of Accumulated Benefits ($)(2)	Payments During Last Fiscal Year ($)
Joseph M. Rigby	Conectiv Cash Balance Sub-Plan	29 yrs., 11 mos.(3)	1,675,303	—
	2011 SERP/Conectiv SERP	34 yrs., 11 mos.	10,210,230	—
	Contractual benefit(4)	34 yrs., 11 mos.	1,639,384	—

Frederick J. Boyle	PHI Sub-Plan	1 yr., 8 mos.	44,298	—
	2011 SERP	1 yr., 8 mos.	89,595	—

David M. Velazquez	Conectiv Cash Balance Sub-Plan	30 yrs., 0 mos.(5)	1,040,990	—
	2011 SERP/Conectiv SERP	32 yrs., 6 mos.	3,716,198	—

Kevin C. Fitzgerald	PHI Sub-Plan	1 yr., 3 mos.	20,801	—
	2011 SERP	1 yr., 3 mos.	56,714	—

John U. Huffman	PHI Sub-Plan	8 yrs., 0 mos.	187,947	—
	2011 SERP	8 yrs., 0 mos.	350,318	—

Ernest L. Jenkins	Conectiv Cash Balance Sub-Plan	15 yrs., 5 mos.	221,389	401,444
	2011 SERP/Conectiv SERP	15 yrs., 5 mos.	437,777	—
	Contractual benefit(6)	15 yrs., 5 mos.	106,456	—

(1)
  For participants in a pre-existing supplemental executive retirement plan prior to August 1, 2011, the 2011 SERP provides a minimum supplemental retirement benefit equal to the amount, if any, by which the executive’s benefit calculated under the 2011 benefit formula exceeds the supplemental retirement benefit provided under the pre-existing plan. Where the pre-existing plan provides for a greater benefit, the executive will receive the benefit provided for under the pre-existing plan.
(2)
  Represents the actuarial present value of the executive’s accumulated pension benefit calculated as of December 31, 2013, assuming the executive retires at the earliest time he may retire under the applicable plan without any benefit reduction due to age. The valuation method and all material assumptions applied in calculating the actuarial present value are set forth in Note (9), “Pension and Other Postretirement Benefits,” to our consolidated financial statements, which are included in the 2013 Annual Report that accompanies this proxy statement.
(3)
  The Conectiv Cash Balance Sub-Plan provides for certain “grandfathered” rights under predecessor plans, as described further below under “— Executive Compensation — Description of Pension and Other Retirement Plans.” Under these grandfathering provisions, the benefit is calculated for all years of service up to December 31, 2008. The number of actual years of service with the Company and its predecessors for Mr. Rigby under this plan is 34 years, 11 months.
(4)
  Represents the net present value of accumulated pension benefits provided under Mr. Rigby’s employment agreement.
(5)
  Participants in the Conectiv Cash Balance Sub-Plan will be provided the greater of the benefit calculated under that plan or using the PHI Sub-Plan formula, under which the number of years of credited service is capped at 30 years. As of December 31, 2013, Mr. Velazquez’s benefit under the PHI Sub-Plan formula exceeded his benefit under the Conectiv Cash Balance Sub-Plan. The number of actual years of service with the Company and its predecessors for Mr. Velazquez is 32 years, 6 months.
(6)
  Represents the net present value of accumulated pension benefits provided under Mr. Jenkins’ retirement agreement.

Description of Pension and Other Retirement Plans
Our retirement plans and benefits are described below.
Pepco Holdings Retirement Plan
The Pepco Holdings Retirement Plan is a defined benefit plan which consists of several sub-plans and which is qualified under applicable provisions of the Code. Each of the named executive officers participates in the PHI Sub-Plan, the Pepco General Retirement Sub-Plan or the Conectiv Cash Balance Sub-Plan.
PHI Sub-Plan
Persons who become employees (other than certain union employees) of the Company on or after January 1, 2005 are eligible to participate in the PHI Sub-Plan, including Messrs. Boyle, Fitzgerald and Huffman. The PHI Sub-Plan provides participating employees who have at least five years of service with retirement benefits based on the participant’s average base salary for the final five years of employment and the number of years of credited service under the plan at the time of retirement. The normal retirement date generally is the first day of the month after the participant attains age 65. Participants who have reached age 55 and who have ten years of credited service are eligible for retirement benefits prior to normal retirement age, at a benefit level that is reduced from the benefit level at normal retirement age by 3% for each year that the early retirement date precedes the normal retirement date. A participant may retire with full benefits at age 62, provided the participant has 20 years of service. Benefits under the plan are paid in the form of a monthly annuity selected by the participant from among several available annuity options. As of December 31, 2013, none of Messrs. Boyle, Fitzgerald and Huffman had accrued the years of service required to be eligible for benefits under the PHI Sub-Plan.
Pepco General Retirement Sub-Plan
All employees who were employed by Pepco on August 1, 2002, or by the Company in the Pepco service territory prior to January 1, 2005, are eligible to participate in the Pepco General Retirement Sub-Plan. The Pepco General Retirement Sub-Plan provides participating employees who have at least five years of credited service with retirement benefits based on the participant’s average salary for the final three years of employment and the number of years of service under the plan at the time of retirement. The normal retirement date under the Pepco General Retirement Sub-Plan generally is the first day of the month after the participant attains age 65. Participants who have reached age 55 and have at least 30 years of credited service are eligible for early retirement without any reduction in benefits. Participants who have reached age 55 and who have ten years of credited service are eligible for retirement benefits prior to normal retirement age, at a benefit level that is reduced from the benefit level at normal retirement age by 2% for each year that the early retirement date precedes the normal retirement date. Benefits under this plan are partially offset by the Social Security benefits received by the participant and are paid in the form of a monthly annuity selected by the participant from among several available annuity options.
Conectiv Cash Balance Sub-Plan
Most non-unionized employees who were employed by Conectiv on August 1, 2002, or by the Company in the former Conectiv service territory prior to December 31, 2004, are eligible to participate in the Conectiv Cash Balance Sub-Plan, including Messrs. Rigby and Velazquez. Under the Conectiv Cash Balance Sub-Plan, a record-keeping account in a participant’s name is credited with an amount equal to a percentage (which varies depending on the participant’s age at the end of the plan year) of the participant’s total pay, consisting of base pay, overtime and bonuses. Also, participants in the Atlantic City Electric Retirement Plan, in which Mr. Rigby participated, and the Delmarva Retirement Plan, in which Mr. Velazquez participated, who had at least ten years of credited service as of December 31, 1998, the inception date of the Conectiv Cash Balance Sub-Plan, are eligible to receive additional transition credits until the participant’s combined years of service under the prior plan and the Conectiv Cash Balance Sub-Plan total 35.
Participants employed by Atlantic City Electric Company or DPL on December 31, 1998 were credited with an initial cash balance equal to the present value of their annuity benefits as of that date earned under the Atlantic City Electric Retirement Plan or the Delmarva Retirement Plan, respectively. Each participant’s account balance is supplemented annually with interest credits equal to the prevailing 30-year U.S. Treasury bond rate. Benefits become vested after three years of service. When a participant terminates employment (regardless of age), the amount credited to his or her account, at the election of the participant, is converted into one of several actuarially equivalent annuities selected by the participant or is paid to the participant in a lump sum (which cannot exceed 6.5 times the participant’s final average compensation). For 2013, Mr. Rigby had a Company credit percentage of 10%, and through 2014, receives an annual transition credit of 4% of total pay. For 2013, Mr. Velazquez had a Company credit percentage of 10%, and through 2016, receives an annual transition credit of 3% of total pay.
The Conectiv Cash Balance Sub-Plan also provides for certain “grandfathered” rights from the Delmarva

Retirement Plan and the Atlantic City Electric Retirement Plan, which apply to employees who had either 20 years of credited service or had attained age 50 on or before January 1, 1999. Under these grandfathering provisions, eligible employees are assured a minimum retirement benefit calculated for all years of service up to December 31, 2008, according to their original benefit formula under the applicable plan. Mr. Rigby, who was a participant in the Atlantic City Electric Retirement Plan, is the only named executive officer eligible to receive these grandfathered benefits.
Participants in the Conectiv Cash Balance Sub-Plan are entitled to the greater of the benefit calculated under the Conectiv Cash Balance Sub-Plan or a benefit calculated using the PHI Sub-Plan formula. In determining the benefit under the PHI Sub-Plan, a participant’s prior years of service are taken into account up to a maximum of 30 years of credited service. As of December 31, 2013, Mr. Rigby’s benefits under the Conectiv Cash Balance Sub-Plan exceeded those under the PHI Sub-Plan (which is described above). Mr. Velazquez’s benefits under the PHI Sub-Plan formula exceeded his benefits under the Conectiv Cash Balance Sub-Plan as of that date.
The net present value of Mr. Rigby’s accumulated benefits under the Conectiv Cash Balance Sub-Plan at December 31, 2013, as shown in the Pension Benefits table on page 70 of this proxy statement, reflects the value of his benefits under the Conectiv Cash Balance Sub-Plan. At December 31, 2013, the net present value of Mr. Rigby’s and Mr. Velazquez’s accumulated benefit under the Conectiv Cash Balance Sub-Plan was $2,403,057 and $700,107, respectively. Had either of them retired on December 31, 2013, that balance, at his election, would have been converted into one of several actuarially equivalent annuities or would have been paid to him in a lump sum.
Mr. Jenkins retired from the Company as of July 1, 2013, and was eligible for early retirement with reduced benefits under the Conectiv Cash Balance Sub-Plan.
Supplemental Executive Retirement Plans
PHI 2011 Supplemental Executive Retirement Plan
In 2011, the Company adopted the 2011 SERP, a nonqualified supplemental executive retirement plan, to supplement benefits paid from the 401(k) plan. The 2011 SERP replaces the Executive Retirement Plan and the Conectiv Supplemental Executive Retirement Plan (each as described below) as the supplemental retirement plan for new eligible employees of PHI and its subsidiaries hired on or after August 1, 2011. The 2011 SERP also includes provisions that may augment the supplemental retirement benefits to which participants in the pre-
existing plans, including each of the named executive officers, are entitled.
The principal purposes of the 2011 SERP are to provide competitive retirement benefits, to protect eligible participants against reductions in retirement benefits due to the qualified plan limitations (as defined below), to encourage the continued employment of and to attract new employees to work for the Company, and to establish a more unified approach to the Company’s retirement programs. The establishment of the 2011 SERP is consistent with the Company’s efforts to align retirement benefits provided by the Company and its subsidiaries with current market practices, as recommended by the Compensation Committee’s independent compensation consultant.
The benefit formula under the 2011 SERP is 1.45% times final average pay (as determined in accordance with the terms of the 2011 SERP) times years of credited service. Benefits under the 2011 SERP are calculated without reduction for limitations placed by the Code on the computation of retirement benefits under a qualified benefit plan (the “qualified plan limitations”). These limitations cap both the amount of the annual retirement benefit and the amount of compensation that may be used to calculate the annual benefit and exclude from the benefit calculation compensation that is deferred under the terms of a nonqualified plan. Under the 2011 SERP, the supplemental retirement benefit is calculated by including in final average pay the average annual bonus (as determined in accordance with the terms of the 2011 SERP). Accordingly, if a participating executive’s retirement benefit under the Pepco Holdings Retirement Plan is reduced by the qualified plan limitations or the Pepco Holdings Retirement Plan final average pay formula does not include EICP payments, the 2011 SERP will pay a supplemental retirement benefit equal to the difference between (i) the participant’s actual benefit under the Pepco Holdings Retirement Plan and (ii) the participant’s benefit as calculated under the terms of the 2011 SERP.
The 2011 SERP benefit formula, including its application to participants in the pre-existing supplemental retirement plans, is designed to provide executives with retirement benefits that in the aggregate target median peer group retirement benefits based upon the research provided by PM&P. Eligibility for participation in the 2011 SERP is determined by the Compensation Committee. Because the 2011 SERP is a nonqualified supplemental retirement plan, participation is limited to selected members of the Company’s management.
For participants in the pre-existing supplemental executive retirement plans, in addition to the benefit under the pre-existing plan, the 2011 SERP provides a minimum supplemental retirement benefit equal to the amount, if any, by which the executive’s benefit calculated under the 2011 SERP benefit formula exceeds the supplemental retirement benefit provided under the pre-existing plan. Where the pre-existing plan provides for a greater benefit, the executive will receive the benefit provided for under the pre-existing plan.
Generally, a participant will become vested in the 2011 SERP upon the later of attaining age 65 or having five years of service. Earlier vesting is permitted under the 2011 SERP when a participant attains age 55 and is credited with at least ten years of service under the 2011 SERP.
Generally, the only form of benefit intended to be provided under the 2011 SERP is a lifetime annuity, subject to certain exceptions, including after a change of control of the Company, in which case the benefit will be paid in a lump sum. Also, benefits under the 2011 SERP will be paid in a lump sum amount to any participant in the 2011 SERP who also participates in the Conectiv Supplemental Executive Retirement Plan (which itself pays benefits in the form of a lump sum) or to any participant in the 2011 SERP who does not participate in any other supplemental executive retirement plan, but only if the value of the benefit payable under the 2011 SERP is considered to be “de minimis” under the Code. Benefit payments will commence immediately following the participant’s separation from service, subject to the requirements of Section 409A of the Code.
Executive Retirement Plan
The Executive Retirement Plan is a nonqualified supplemental executive retirement plan that combines two different retirement structures: the Supplemental Benefit Structure and the Executive Performance Supplemental Retirement Benefit Structure. The Executive Retirement Plan was closed to new participants effective August 1, 2011, and has been replaced by the 2011 SERP. The Executive Retirement Plan serves the same purpose as the 2011 SERP, as discussed above. Mr. Huffman is a participant in the Executive Retirement Plan.
Supplemental Benefit Structure
An executive’s benefit under the Supplemental Benefit Structure is an amount equal to the additional retirement benefit the executive would have received under the Pepco General Retirement Sub-Plan, if the qualified plan limitations (as discussed in the description of the 2011 SERP above) were not taken into account in calculating the executive’s benefit. Benefits under the Supplemental Benefit Structure are payable in the form of a monthly annuity following the termination of a participant’s employment, subject to the requirements of Section 409A of the Code.
Executive Performance Supplemental Retirement Benefit Structure
An executive’s benefit under the Executive Performance Supplemental Retirement Benefit Structure is the additional retirement benefit the executive would have received under the Pepco General Retirement Sub-Plan if final average salary had included the average annual bonus (as determined in accordance with the terms of the Pepco General Retirement Sub-Plan). Benefits under the Executive Performance Supplemental Retirement Benefit Structure are payable only to executives who remain employed through age 59, unless the termination of the executive’s employment follows a change in control of the Company. Benefits are paid in the form of a monthly annuity, except that if the employment of a participant terminates following a change in control, the payments due will be paid in a lump sum amount equal to the present value of the annuity payments to which the participant otherwise would be entitled. The timing of benefit payments are subject to Section 409A of the Code.
Conectiv Supplemental Executive Retirement Plan
The Conectiv Supplemental Executive Retirement Plan, or the Conectiv SERP, is a nonqualified supplemental executive retirement plan that provides a supplemental retirement benefit equal to the additional retirement benefit a participating executive would have received under the Conectiv Cash Balance Sub-Plan of the Pepco Holdings Retirement Plan, if the qualified plan limitations were not taken into account in the benefit calculation. As participants in the Conectiv Cash Balance Sub-Plan, Messrs. Rigby and Velazquez participate in the Conectiv SERP. In the case of Mr. Rigby, the Conectiv SERP benefit is based on his grandfathered benefit under the Atlantic City Electric Retirement Plan calculated without taking the qualified plan limitations into account. The benefit under the Conectiv SERP is payable in a lump sum following the termination of a participant’s employment, subject to the requirements of Section 409A of the Code. If Messrs. Rigby or Velazquez had retired on December 31, 2013, the net present value of each of their retirement benefits as of that date under the Conectiv SERP would have been $3,011,743 and $347,312, respectively.

Nonqualified Deferred Compensation
Nonqualified Deferred Compensation at December 31, 2013
The following table provides certain information regarding the nonqualified deferred compensation benefits of each of the named executive officers at December 31, 2013.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)
Joseph M. Rigby
Conectiv Deferred Compensation Plan	—	—	16,863	—	514,774
PHI Deferred Compensation Plan	40,817	30,558	45,808	—	853,056

Frederick J. Boyle
PHI Deferred Compensation Plan	58,426	8,581	11,646	—	110,624

David M. Velazquez
PHI Deferred Compensation Plan	—	—	5,756	—	53,389

Kevin C. Fitzgerald
PHI Deferred Compensation Plan	12,200	9,106	1,070	—	22,376

John U. Huffman
PHI Deferred Compensation Plan	3,769	2,603	3,562	—	41,290

Ernest L. Jenkins
PHI Deferred Compensation Plan	5,046	—	11,856	8,075	62,991

(1)
  All amounts shown are included in the “Salary” column of the Summary Compensation Table for the year 2013, located on page 55 of this proxy statement.
(2)
  All amounts shown are included in the “All Other Compensation” column of the Summary Compensation Table for the year 2013.
(3)
  Includes the following amounts previously reported as compensation in the Summary Compensation Table in years prior to 2013:

Name	PHI Deferred Compensation Plan ($)	Conectiv Deferred Compensation Plan ($)
Joseph M. Rigby	641,647	21,468
Frederick J. Boyle	31,167	—
David M. Velazquez	32,175	—
Kevin C. Fitzgerald	—	—
John U. Huffman	16,732	—

Description of Our Nonqualified Deferred Compensation Plans
We maintain the following nonqualified deferred compensation plans in which one or more of the named executive officers participate.
PHI Deferred Compensation Plan
Under the PHI Deferred Compensation Plan, participating executives (including each of the named executive officers) and directors (including each of our non-employee directors) are permitted to defer the receipt of all or any portion of their compensation, including, in the case of executives, incentive compensation. In addition, to the extent an executive is precluded from making contributions to the 401(k) plan due to the qualified plan limitations, the executive is eligible to defer under the PHI Deferred Compensation Plan an amount equal to the contribution the executive is prevented from contributing to the 401(k) plan and receive an additional credit under the PHI Deferred Compensation Plan equal to the matching contribution, if any, that we would have made to the executive’s account under the 401(k) plan. For a discussion of the 401(k) plan’s matching contributions, see “— Compensation Discussion and Analysis — Components of the Executive Compensation Program — Retirement Programs.”
The PHI Deferred Compensation Plan permits participants to elect to defer compensation into one or more of three separate accounts, enabling the participant to earn a return on the deferred compensation: a prime rate account, an investment fund account and a PHI phantom share account. However, we currently do not permit our executives to defer compensation into the PHI phantom share account. We credit on a monthly basis to each participant’s account balance an amount corresponding to, as elected by the participant:
➢
  the interest at the prime rate that would have been paid on an amount equal to the participant’s prime rate account balance;
➢
  an amount equal to the return that the participant would have earned had his or her investment fund account balance been invested in any one or a combination of the investment funds selected by the Compensation Committee; and
➢
  an amount equal to the return the participant would have earned had the phantom share account balance been invested in shares of common stock.
Subject to applicable law and Company policy, participants may change these elections as frequently as they wish.
Payment of benefits under the PHI Deferred Compensation Plan begins when selected by the participant among various options, but subject to any limitation necessary to comply with the requirements of Section 409A of the Code.
Eligibility of executives to participate in the PHI Deferred Compensation Plan is determined by our chief executive officer pursuant to authority delegated by the Board (and, in the case of the chief executive officer, by the Board).
Conectiv Deferred Compensation Plan
Prior to the merger of Pepco and Conectiv, Conectiv maintained the Conectiv Deferred Compensation Plan. Under this plan, participating executives were permitted to defer the receipt of all or any portion of their compensation, including incentive compensation, and to receive employer matching credits on deferrals corresponding to contributions the executive was precluded from making to Conectiv’s 401(k) plan due to the qualified plan limitations. On August 1, 2002, employee deferrals and matching employer credits under the Conectiv Deferred Compensation Plan were discontinued.
Prior to August 1, 2002, participant deferrals and employer matching contributions were credited to a deferred compensation account and were deemed invested, as elected by the executive, in any of the investment options available to participants under the Conectiv 401(k) plan as of August 1, 2002. Employer matching contributions were credited to an employer matching account in the form of Conectiv common stock equivalents, which at the time of the merger were converted into Company common stock equivalents on which additional credits were made when cash dividends were paid on the common stock based on the number of shares that could be purchased with the cash dividend. Of the named executive officers, only Mr. Rigby maintains an account balance under the Conectiv Deferred Compensation Plan.
Distributions under the Conectiv Deferred Compensation Plan commence at a time selected by the executive at the time of deferral from among various options.
Termination of Employment and Change in Control Benefits
The following is a description of our plans and arrangements that provide for payments to the named executive officers, following or in connection with the termination of the executive’s employment, a change in control of the Company or a change in the executive’s responsibilities.
Mr. Rigby’s Employment Agreement
As of January 1, 2012, Mr. Rigby’s employment agreement provides him with specified benefits if his employment is terminated under various circumstances, as described below. These benefits replace in their entirety the termination benefits that Mr. Rigby was eligible to receive under his prior employment agreement.
Termination by the Company Other than for Cause or by Mr. Rigby for Good Reason
If at any time during the term of his employment agreement, PHI terminates Mr. Rigby’s employment, other than for cause, or Mr. Rigby terminates his employment with us for good reason, Mr. Rigby will be entitled to the following:
•
  payment of unpaid salary and accrued vacation pay through the date of termination, as well as any earned and unpaid bonus for the year prior to the year in which the termination occurs;
•
  subject to execution and delivery of an irrevocable release of claims:

◦
  a lump sum cash payment equal to the product of (i) three times the Calculation Amount (as defined below), and (ii) a fraction (A) the numerator of which is 730 minus the number of days that have elapsed from and including January 1, 2013, through the day immediately prior the termination date and (B) the denominator of which is 730; and
◦
  a lump sum payment in cash equal to a prorated portion of Mr. Rigby’s target annual bonus under the EICP for the year in which the termination occurs;
•
  vesting in full of the unvested portion of the time-based award provided under his employment agreement;
•
  vesting in full of the outstanding performance-based award under his employment agreement to the extent that the performance goals are achieved;
•
  with respect to the unvested portion of all other time-based restricted stock or RSU awards under the LTIP (or any successor plan):
◦
  if the restriction period ends within the three-year term of his employment agreement, the vesting of each such award in full on the date his employment terminates, or
◦
  if the restriction period ends after the last day of the three-year term of his employment agreement, the vesting of each such award on a prorated basis for the length of his service up to the date of termination, except if such termination occurs within one year following a change of control (as defined in the employment agreement), the award will vest in full; and
•
  with respect to the unvested portion of all other performance-based awards under the LTIP (or any successor plan):
◦
  if the performance period ends within the three-year term of his employment agreement, the vesting of each such award in full, if and to the extent the performance goals are achieved; or
◦
  if the performance period ends after the last day of the three-year term of his employment agreement, the vesting of each such award (to the extent earned based on performance through the end of the performance period) on a prorated basis for the length of his service up to the date of termination; but
◦
  in either case, if the termination occurs within one year following a change of control, each outstanding performance award shall vest on the date of such termination and the amount of the award shall be determined on the assumptions that:
▪
  Mr. Rigby had remained employed through the end of the performance period; and
▪
  the target level of performance had been achieved.
For purposes of these provisions, “cause” is defined as:
➢
  intentional fraud or material misappropriation with respect to the business or assets of PHI;
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  the persistent refusal or willful failure to perform substantially his duties and responsibilities to PHI after notice of, and an opportunity to remedy, such failure have been given; or
➢
  conduct that constitutes disloyalty to PHI or that materially damages the property, business or reputation of PHI.
The “Calculation Amount” is defined to be the sum of:
•
  Mr. Rigby’s annual base salary in effect on the date of the termination of employment; and
•
  the higher of:
◦
  his target award opportunity under the EICP for the year in which the termination of employment occurs; or
◦
  the highest payment received under the EICP during the three calendar years preceding the calendar year in which the termination of employment occurs.
Mr. Rigby may terminate his employment for good reason if:
➢
  his base salary is reduced (other than a reduction consistent and proportional with the overall reduction, due to extraordinary business conditions, in the compensation of all other senior executives of the Company);
➢
  he is not considered in good faith for incentive awards under the Company’s plans in which senior executives are eligible to participate;
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  the Company fails to provide him with retirement, fringe and supplemental benefits in a manner similar to other senior executives;
➢
  the Company relocates Mr. Rigby’s place of employment to a location further than 50 miles from Washington, D.C. (other than the Washington, D.C. or Wilmington, Delaware metropolitan areas); or
➢
  he is removed from the position of Chief Executive Officer (other than due to his disability).
Resignation or Termination of Employment Due to Disability, Death or for Cause
Upon Mr. Rigby’s resignation (other than for good reason) or upon his death or disability (which shall be deemed to have occurred if he becomes entitled to long-term disability benefits under the Company’s disability plan or policy), or in the event of termination of his employment for cause prior to termination of his employment agreement, Mr. Rigby will not be entitled to further compensation under his employment agreement, except for salary, vacation pay and annual bonus earned but not paid prior to such termination and awards or benefits to which he may be entitled under the Company’s benefit plans.
In the event of a termination of Mr. Rigby’s employment for cause, the unvested portion of the time-based award and the entire portion of the performance-based award provided under Mr. Rigby’s employment agreement will be forfeited if Mr. Rigby’s employment with the Company ends prior to the completion of the applicable vesting period or performance period. In the event of the termination of his employment due to death or disability, or his retirement with the consent of the Board, the unvested portion of the time-based award will vest in full upon termination of employment, and the then-outstanding performance-based award will vest at the end of the performance period to the extent that the performance goals are achieved.
Health Insurance and Related Benefits
For a period equal to the greater of (i) one year following the termination of Mr. Rigby’s employment and (ii) the remainder of the three-year term of his employment agreement, the Company will reimburse Mr. Rigby for the cost of purchasing a health insurance policy comparable to the Company-sponsored healthcare plan in which he was enrolled immediately prior to the termination of his employment to the extent the Company is not otherwise providing or paying for such coverage, including under his employment agreement.
If, during the three-year term of his employment agreement, Mr. Rigby’s employment is terminated by the Company other than for cause or Mr. Rigby terminates his employment for good reason, each following a change of control (as defined in the employment agreement), for 24 months after such termination, the Company will, in its discretion, either:
➢
  provide Mr. Rigby with healthcare, life insurance and disability benefits no less favorable than those benefits as in effect immediately prior to such termination; or
➢
  reimburse Mr. Rigby for the cost of obtaining such benefits.
However, Mr. Rigby will not be entitled to any of the foregoing healthcare insurance and related benefits if applicable law precludes the Company from providing such benefits to him because the Company is not providing comparable benefits to other employees or former employees.
Mr. Jenkins’ Retirement Agreement
Please see “— Executive Compensation — Employment and Retirement Agreements — Ernest L. Jenkins” for a discussion of the material benefits payable to Mr. Jenkins upon his retirement from PHI as of July 1, 2013.
Amended and Restated Change-in-Control / Severance Plan for Certain Executive Employees
Under the CIC Plan, if, within two years following a change in control, a participating executive’s employment is terminated by the Company without “cause” or the executive terminates his or her employment for “good reason,” the executive will be entitled to the following termination benefits:
➢
  a severance payment equal to the sum of executive’s salary and target annual bonus for the year in which the termination occurs, multiplied by a benefit factor of 1.5, 2 or 3, depending upon the executive’s position;
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  a prorated portion (based on the number of days the executive was employed during the year) of the executive’s target annual bonus for the year in which the termination occurs; and
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  for a period of one year, PHI will make available medical, dental, group life and disability benefits that generally are at least at a level substantially similar to the level in effect prior to the change in control.
To further align executive compensation with the interests of PHI’s stockholders and to reinforce good corporate governance practices, the change-in-control severance payment provisions under the CIC Plan were amended on July 31, 2013 to:
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  eliminate all excise tax gross-up payments;
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  eliminate the ability to receive additional service credits under PHI’s pension and other post-retirement plans;
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  significantly reduce the number of current PHI executives who are eligible to receive a change-in-control severance payment; and
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  reduce the medical, dental and group life insurance and disability benefit to one year (instead of a period ranging from 18 to 36 months).
A change-in-control severance benefit under the CIC Plan, as amended, is payable only if a covered termination occurs within two years after a change in control, an increase from the one-year period provided prior to the amendment. The amendments to the CIC Plan were effective as of August 1, 2013 for new participants as determined by the Compensation Committee, and as of January 1, 2014 for persons who had been participating in the CIC Plan as of July 31, 2013.

The receipt of the benefits under the CIC Plan is contingent upon the execution by the employee of (i) a general release and a non-disparagement agreement and (ii) a covenant agreeing not to compete against the Company or solicit its employees, each in form and substance satisfactory to the Company. Currently, 18 of PHI’s executives are eligible to participate in the change-in-control portion of the CIC Plan, including Messrs. Boyle, Fitzgerald and Velazquez (each with a benefit factor of 3), and Mr. Huffman (with a benefit factor of 2).
To ensure that PHI’s executives are able to remain focused on their responsibilities to PHI and will not be distracted by the uncertainty of continued employment, the CIC Plan also provides for a benefit to a covered PHI executive following a termination of his or her employment by PHI without cause, regardless of whether there has been a change in control. In the event of such a termination of employment, a covered executive will receive a severance benefit equal to one year of base salary and the annual target bonus (each as determined under the CIC Plan), a cash payment of $10,000 (intended to cover outplacement and job search services), and six months of Company-paid COBRA continuation benefits for medical, dental and vision insurance. As with the change-in-control benefit described above, no tax gross-up payment will be made with respect to any severance paid under this provision. Currently, 58 of PHI’s executives, including each of the current named executive officers (other than Mr. Rigby), were eligible to participate in this portion of the CIC Plan.
Because Mr. Rigby has severance benefits in his employment agreement, he is not a participant in the CIC Plan.
LTIP
A participant in the LTIP whose employment is terminated or who terminates his or her employment for “good reason” (as defined in the LTIP) within 12 months following a change in control is entitled to an accelerated payout as provided in the LTIP with respect to any existing award. All outstanding RSU awards will be subject to accelerated vesting prorated for the number of months of the restriction period that have elapsed and, with respect to performance-based awards, assuming that target performance levels have been achieved. Payment of certain awards on an accelerated basis may be delayed to comply with Section 409A of the Code.
For purposes of the LTIP, the term “good reason,” is defined to mean, the occurrence after a change in control of any of the following circumstances, without the express written consent of the participant and subject to compliance with specified notification and cure requirements:
➢
  the assignment to the participant of any duties inconsistent in any materially adverse respect with his or her position, authority, duties or responsibilities from those in effect immediately prior to the change in control:
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  a material reduction in the participant’s base compensation (as defined in applicable Treasury regulations), as in effect immediately before the change in control;
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  a material diminution in the authority, duties, or responsibilities of the supervisor to whom the participant is required to report;
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  a material diminution in the budget over which the participant retains authority;
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  a requirement by the Company (or, if applicable, a subsidiary) that the participant must be based in any office or location that is more than 50 miles from the location at which he or she performed his or her services immediately prior to the occurrence of a change in control, except for travel reasonably required in the performance of the participant’s responsibilities; or
➢
  any other action or inaction that constitutes a material breach by the Company (or a subsidiary) of the agreement under which the participant provides services to the Company (or a subsidiary).
A participant in the LTIP whose employment is terminated other than due to death or “disability” (as defined in the LTIP), and other than in connection with a change in control, will, if such termination occurs during a restriction period or a performance period, forfeit 100% of such time-based or performance-based award, except that, in the case of a retirement of a participant, the Compensation Committee may, in its sole discretion, provide for the lapse of the restriction period in whole or in part.
A participant in the LTIP whose employment is terminated due to disability or death, will, if such disability or death occurs during a restriction period, receive a payout of a time-based award prorated for service during the restriction period. If such disability or death occurs during a restriction period for a performance-based award, the participant will receive a payout of such award prorated, taking into account factors including service during the restriction period and the performance of the participant during the portion of the performance period before employment ceased.
The application of the provisions of the LTIP described above governing the disposition of awards in connection with a termination of Mr. Rigby’s employment (other than in the case of retirement, death or disability) may be superseded by the provisions of his employment agreement, which are more fully described in “— Mr. Rigby’s Employment Agreement” above.

2012 LTIP
If a participant in the 2012 LTIP has a “qualifying termination” (as defined in the 2012 LTIP), the participant will be eligible to receive an accelerated payout or accelerated vesting of an award as described below. For purposes of the 2012 LTIP, a “qualifying termination” means the termination by PHI or any subsidiary of the participant as an employee or a participant terminating his or her employment with PHI or any subsidiary for “good reason” (as defined in the 2012 LTIP) within 12 months following a change in control involving PHI.
The term “good reason” in the 2012 LTIP means, in connection with any award, the occurrence of a change in control of any circumstances constituting “good reason” provided for in an award agreement. If no such circumstances are provided, then “good reason” will be deemed to occur upon the occurrence of any of the first five circumstances listed under the definition of “good reason” under the LTIP. Furthermore, any termination by the participant must occur within two years after the original occurrence of such circumstances.
A change in control followed by a qualifying termination will cause unvested time-based RSUs under the 2012 LTIP to immediately vest and become free of restrictions, and a percentage of unvested performance-based RSUs to immediately vest and become free of restrictions on a prorated basis, assuming that all target performance objectives shall have been achieved at the 100% level.
A participant in the 2012 LTIP whose employment is terminated by the Company for “cause” or by the participant (other than due to death or “disability”) (each as defined in the 2012 LTIP), and other than within 12 months following a change in control, during the restriction period of a time-based or performance-based award will forfeit 100% of the unvested portion of such award upon the date of termination, except that, in the case of a retirement of a participant, the Compensation Committee may, in its sole discretion, provide for the lapse of the restriction period in whole or in part.
A participant in the 2012 LTIP whose employment is terminated without “cause,” or due to “disability” or death (as such terms are defined in the 2012 LTIP) during the restriction period (other than within 12 months following a change in control) will forfeit a prorated portion of the award, based upon the number of days remaining during the restriction period as of the date of termination.
EICP
Except as otherwise required for an award to a covered executive to be considered “performance-based compensation” under Section 162(m) of the Code, the EICP provides for the following adjustments of awards in the event of the termination, retirement, death or disability of a participant during a calendar year with respect to an award opportunity:

Termination Event	Definition of Termination Event under the EICP	Adjustment to Award for Termination Event During Year
Death	Death of the participant	Award opportunity will be reduced proportionately for the year based on the date of death
Disability	Permanent and total disability of the participant, as determined by the Compensation Committee	Award opportunity will be reduced proportionately for the year based on the date of disability
Retirement	Separating from service with PHI or any subsidiary on or after attaining age 55 and achieving at least 10 years of continuous employment with PHI or any subsidiary	Award opportunity will be reduced proportionately for the year based on the date of separation from service
Termination	Any other resignation or discharge from employment not covered above	No award shall be made

To the extent that any award is reduced or eliminated as noted above, the Compensation Committee may reallocate the amount of such award to other participants, other than to a covered executive if such reallocation would prevent any award to a covered executive from being “performance-based compensation” under Section 162(m) of the Code.
Retirement Plan Benefits
Messrs. Rigby and Velazquez participate in, and prior to his retirement, Mr. Jenkins participated in, the Conectiv Cash Balance Sub-Plan of the Pepco Holdings Retirement Plan. Messrs. Boyle, Fitzgerald and Huffman are participants in the PHI Sub-Plan of the Pepco Holdings Retirement Plan. For a description of the benefits provided under these defined benefit retirement plans and under the corresponding nonqualified supplemental executive retirement plans following termination of employment, see “— Description of Pension and Other Retirement Plans.”
Deferred Compensation Plans
Each of Messrs. Rigby, Boyle, Velazquez, Fitzgerald and Huffman is a participant, and Mr. Jenkins was a participant, in the PHI Deferred Compensation Plan. Mr. Rigby also is a participant in the Conectiv Deferred Compensation Plan. For a discussion of the benefits which our named executive officers are entitled to receive under these plans following a termination of employment, see “— Nonqualified Deferred Compensation — Description of Our Nonqualified Deferred Compensation Plans.”
Quantification of Termination of Employment Payments and Benefits
The following discussion quantifies the payments and benefits that:
➢
  each of Messrs. Rigby, Boyle, Velazquez, Fitzgerald and Huffman would have been entitled to receive under the Company’s compensation plans;
➢
  Mr. Rigby would have been entitled to receive under the terms of his employment agreement; and
➢
  Mr. Fitzgerald would have been entitled to receive under the terms of his employment agreement, in each case if the executive’s employment had terminated on December 31, 2013, under specified circumstances. This discussion also quantifies the payments and benefits that Mr. Jenkins received upon his retirement, which was effective as of July 1, 2013.
Except as otherwise stated, the amount of payments and benefits shown under the CIC Plan is based on the terms of that plan in effect as of December 31, 2013 and does not reflect the amendments to the CIC Plan that took effect as to the current named executive officers (except for Mr. Rigby) on January 1, 2014.
In each case below, except as to Mr. Jenkins, the calculations related to the market value of RSU awards were based on a price of $19.13 per share of common stock, which was the closing market price on December 31, 2013. With respect to Mr. Jenkins, these calculations were based on a price of $19.82 per share of common stock, which was the closing market price on July 1, 2013.
The following discussion does not include payments and benefits that would be received by the named executive officers under the Company’s defined benefit retirement plans and corresponding supplemental retirement plans and arrangements and under the Company’s deferred compensation plans, the payments and benefits under which are described above in “— Description of Pension and Other Retirement Plans” and “— Nonqualified Deferred Compensation — Description of Our Nonqualified Deferred Compensation Plans.”
Joseph M. Rigby

Termination Event	Severance Payment ($)(1)	EICP Payment ($)(2)	Accelerated Vesting of Time-Based RSUs ($)(3)(4)	Accelerated Vesting of Performance- Based RSUs ($)(4)(5)	Welfare Plan Benefit Payment ($)	Healthcare and Related Benefits ($)	Total ($)
Change in Control(6)	4,448,678	448,322	3,125,842	6,005,807	10,280	22,632	14,061,561
Voluntary Termination	117,115	448,322	—	—	—	—	565,437
Termination Without Cause/For Good Reason(7)	4,448,678	448,322	2,210,892	3,012,649	—	11,316	10,131,857
Retirement With Consent of Board	117,115	448,322	476,337	706,758	—	—	1,748,532
Death or Disability	117,115	448,322	2,189,418	2,441,623	—	—	5,196,478
Termination With Cause(7)	117,115	448,322	—	—	—	—	565,437

(1)
  Mr. Rigby’s severance payment amount (i) has been calculated based on his target EICP award opportunity without giving effect to the funding pool adjustment factor (in accordance with the terms of his employment agreement); and (ii) includes accrued but unpaid vacation pay through the date of his termination in the amount of $117,115. The amount of vacation pay has been calculated based upon the maximum number of eligible vacation days in accordance with the Company’s vacation policy.
(2)
  Represents the award that would have been received assuming target-level performance occurred in 2013 and using the 44.3% EICP funding pool adjustment factor for 2013. See “Compensation Discussion and Analysis — Components

of the Executive Compensation Program — Annual Cash Incentive Awards Under the EICP — 2013 EICP Funding Pool.” Under the terms of the EICP, to the extent Mr. Rigby’s performance goals are deemed to be achieved, a separation from service from the Company on December 31, 2013 for any reason would result in the payment of a prorated award to Mr. Rigby, because he was at least 55 years old and had 10 years of continuous employment with the Company as of such date.
(3)
  Except as otherwise provided in footnote (6), represents the market value on December 31, 2013 of unvested time-based RSU awards granted under the LTIP and the 2012 LTIP that would vest and become non-forfeitable immediately upon the date of termination of employment.
(4)
  These amounts include additional shares that Mr. Rigby would have been entitled to receive upon vesting of his RSU awards as a result of accrued dividend equivalents thereon, in each of the following circumstances:

	Additional Shares Vested As a Result of Accrued Dividend Equivalents on Accelerated RSU Awards
Termination Event	Time-Based (#)	Performance-Based (#)
Termination Without Cause/For Good Reason Following Change in Control	14,424	28,850
Termination With Cause Following Change in Control	12,523	22,162
Termination Without Cause/For Good Reason Not Following Change in Control	11,053	11,057
Death or Disability	10,881	7,921

(5)
  Except as otherwise provided in footnote (6), represents the market value on December 31, 2013 of shares of common stock that Mr. Rigby would have been entitled to receive under performance-based RSU awards, as follows:
•
  in the case of the 2013 performance-based award granted under his employment agreement, at the end of the performance period, calculated by assuming that he had remained employed with the Company through the end of the performance period and that the target level of performance had been achieved; and
•
  in the case of all other performance-based awards granted to Mr. Rigby under the LTIP and the 2012 LTIP, if such termination occurs in connection with a termination of his employment by the Company without cause or by Mr. Rigby with good reason:
◦
  following a change in control, immediately upon the date of termination, calculated based on the assumption that he had remained employed with the Company through the end of the performance period and that the target level of performance had been achieved; or
◦
  other than following a change in control, at the end of the performance period, calculated based on the assumption that the Compensation Committee had determined that the performance goals had been met at target and prorated for the number of days employed during the performance period.
Other than in connection with a change in control, these amounts do not include any payout under Mr. Rigby’s 2011 to 2013 performance period award, because relative TSR as of December 31, 2013 was below the threshold level.
(6)
  Assumes the termination of Mr. Rigby’s employment by the Company other than for “cause” or by Mr. Rigby for “good reason” (each as defined under Mr. Rigby’s employment agreement), within one year following a change in control. If Mr. Rigby’s employment had been terminated for “cause” within 12 months after a change in control (each as defined in the LTIP or the 2012 LTIP), the value of accelerated time-based and performance-based RSU awards would have been $2,314,754 and $4,251,763, respectively.
(7)
  Other than in connection with a change in control.

Frederick J. Boyle

Termination Event	Severance Payment ($)(1)	EICP Payment ($)(2)	Lump Sum Supplemental Retirement Benefit Payment ($)(3)	Accelerated Vesting of Time-Based RSUs ($)(4)(5)	Accelerated Vesting of Performance- Based RSUs ($)(5)(6)	Welfare Plan Benefit Payment ($)	Section 280G Gross-Up Payment ($)(7)	Total ($)
Change in Control(8)(9)	2,538,000	—	502,392	309,332	338,766	3,875	1,787,205	5,479,570
Voluntary Termination	—	—	—	—	—	—	—	—
Termination Without Cause(9)(10)	—	—	—	64,134	136,887	—	—	201,021
Termination for Good Reason(10)	—	—	—	—	—	—	—	—
Death or Disability	—	124,558	—	166,933	367,712	—	—	659,203
Termination With Cause(10)	—	—	—	—	—	—	—	—

(1)
  In accordance with the terms of the CIC Plan, calculated based on Mr. Boyle’s target EICP award opportunity without giving effect to the funding pool adjustment factor.
(2)
  Represents the award that would have been received assuming target-level performance occurred in 2013 and using the 44.3% EICP funding pool adjustment factor for 2013. See “Compensation Discussion and Analysis — Components of the Executive Compensation Program — Annual Cash Incentive Awards Under the EICP — 2013 EICP Funding Pool.”
(3)
  Represents a payment Mr. Boyle would have received under the CIC Plan as of December 31, 2013. Effective January 1, 2014, this benefit under the CIC Plan was eliminated.
(4)
  Represents the market value on December 31, 2013 of unvested time-based RSU awards granted under the LTIP and the 2012 LTIP that would have vested and become non-forfeitable immediately upon the date of termination of employment.
(5)
  These amounts include the following number of additional shares that Mr. Boyle would have been entitled to receive upon vesting of his RSU awards as a result of accrued dividend equivalents thereon, in each of the following circumstances:

	Additional Shares Vested As a Result of Accrued Dividend Equivalents on Accelerated RSU Awards
Termination Event	Time-Based (#)	Performance-Based (#)
Termination by PHI or by the Executive For Good Reason Following Change in Control	1,072	1,353
Termination Without Cause Not Following Change in Control	178	381
Death or Disability	673	1,493

(6)
  Represents the market value on December 31, 2013 of shares of common stock that Mr. Boyle would have been entitled to receive under performance-based RSU awards in the following circumstances, as follows:
➢
  upon termination of Mr. Boyle’s employment by the Company or by Mr. Boyle for “good reason” (as defined in the LTIP or 2012 LTIP) following a change in control, calculated based on the assumption that he had remained employed with the Company through the end of the performance period and that the target level of performance had been achieved;
➢
  for awards granted under the 2012 LTIP, upon termination of his employment by the Company without “cause” (as defined in the 2012 LTIP) not following a change in control, calculated based on the assumption that, at the end of the performance period, the Compensation Committee had determined that the performance goals had been met at target and prorated for the number of days employed during the performance period; and
➢
  upon termination of employment due to his death or disability, calculated based on the assumption that, at the end of the performance period, the Compensation Committee had determined that the performance goals had been met at target and prorated for the number of days employed during the performance period.
(7)
  Represents a payment Mr. Boyle would have received under the CIC Plan had he incurred an excise tax under Section 4999 of the Code. Effective January 1, 2014, this benefit under the CIC Plan was eliminated.
(8)
  Assumes (i) the termination of Mr. Boyle’s employment by the Company other than for “cause” or by Mr. Boyle for “good reason” (each as defined under the CIC Plan) and (ii) the termination of Mr. Boyle’s employment by the Company or by Mr. Boyle for “good reason” (as defined under the LTIP or the 2012 LTIP), in each case within one year following a change in control.

(9)
  The table below reflects payments and benefits under the amended CIC Plan that, applying the assumptions set forth above, Mr. Boyle would have been eligible to receive if, as of January 1, 2014 (i) his employment had been terminated by the Company other than for “cause” or by Mr. Boyle for “good reason” within two years following a change in control, or (ii) his employment had been terminated by the Company other than for “cause” and not in connection with a change in control, each as defined under the CIC Plan.

Termination Event	Severance Payment ($)	EICP Payment ($)	Lump Sum Supplemental Retirement Benefit Payment ($)	Accelerated Vesting of Time-Based RSUs ($)	Accelerated Vesting of Performance- Based RSUs ($)	Welfare Plan Benefit Payment ($)	Section 280G Gross-Up Payment ($)	Healthcare and Related Benefits ($)	Total ($)
Termination Without Cause/For Good Reason Following Change in Control*	2,538,000	—	—	309,332	338,766	1,292	—	—	3,187,390
Termination Without Cause Not Following Change in Control	762,000	—	—	64,134	136,887	—	—	—	963,021

*
  The accelerated vesting of RSUs also applies in the event of a termination by the Company for “cause” (as defined in the LTIP or the 2012 LTIP) within 12 months following a change in control.
(10)
  Other than in connection with a change in control.
David M. Velazquez

Termination Event	Severance Payment ($)(1)	EICP Payment ($)(2)	Lump Sum Supplemental Retirement Benefit Payment ($)(3)	Accelerated Vesting of Time-Based RSUs ($)(4)(5)	Accelerated Vesting of Performance- Based RSUs ($)(5)(6)	Welfare Plan Benefit Payment ($)	Section 280G Gross-Up Payment ($)(7)	Healthcare and Related Benefits ($)	Total ($)
Change in Control(8)(9)	2,797,200	—	7,560,335	608,176	940,692	7,870	5,724,475	50,656	17,689,404
Voluntary Termination	—	—	—	—	—	—	—	—	—
Termination Without Cause(9)(10)	—	—	—	70,677	150,870	—	—	—	221,547
Termination for Good Reason(10)	—	—	—	—	—	—	—	—	—
Death or Disability	—	137,279	—	452,563	442,744	—	—	—	1,032,586
Termination With Cause(10)	—	—	—	—	—	—	—	—	—

(1)
  In accordance with the terms of the CIC Plan, calculated based on Mr. Velazquez’s target EICP award opportunity without giving effect to the funding pool adjustment factor.
(2)
  Represents the award that would have been received assuming target-level performance occurred in 2013 and using the 44.3% EICP funding pool adjustment factor for 2013. See “Compensation Discussion and Analysis — Components of the Executive Compensation Program — Annual Cash Incentive Awards Under the EICP — 2013 EICP Funding Pool.”
(3)
  Represents a payment Mr. Velazquez would have received under the CIC Plan as of December 31, 2013. Effective January 1, 2014, this benefit under the CIC Plan was eliminated.
(4)
  Represents the market value on December 31, 2013 of unvested time-based RSU awards granted under the LTIP and the 2012 LTIP that would vest and become non-forfeitable immediately upon the date of termination of employment.
(5)
  These amounts include the following number of additional shares that Mr. Velazquez would have been entitled to receive upon vesting of his RSU awards as a result of accrued dividend equivalents thereon, in each of the following circumstances:

	Additional Shares Vested As a Result of Accrued Dividend Equivalents on Accelerated RSU Awards
Termination Event	Time-Based (#)	Performance-Based (#)
Termination by PHI or by the Executive For Good Reason Following Change in Control	3,336	6,012
Termination Without Cause Not Following Change in Control	196	420
Death or Disability	2,903	2,023

(6)
  Represents the market value on December 31, 2013 of shares of common stock that Mr. Velazquez would have been entitled to receive under performance-based RSU awards in the following circumstances, as follows:
➢
  upon termination of Mr. Velazquez’s employment by the Company or by Mr. Velazquez for “good reason” (as defined in the LTIP or 2012 LTIP) following a change in control, calculated based on the assumption that he had remained employed with the Company through the end of the performance period and that the target level of performance had been achieved;
➢
  for awards granted under the 2012 LTIP, upon termination of his employment by the Company without “cause” (as defined in the 2012 LTIP) not following a change in control, calculated based on the assumption that, at the end of the performance period, the Compensation Committee had determined that the performance goals had been met at target and prorated for the number of days employed during the performance period; and
➢
  upon termination of employment due to his death or disability, calculated based on the assumption that, at the end of the performance period, the Compensation Committee had determined that the performance goals had been met at target and prorated for the number of days employed during the performance period.
Other than in connection with a change in control, these amounts do not include any payout under Mr. Velazquez’s 2011 to 2013 performance period award, because relative TSR as of December 31, 2013 was below the threshold level.
(7)
  Represents a payment Mr. Velazquez would have received under the CIC Plan had he incurred an excise tax under Section 4999 of the Code. Effective January 1, 2014, this benefit under the CIC Plan was eliminated.
(8)
  Assumes (i) the termination of Mr. Velazquez’s employment by the Company other than for “cause” or by Mr. Velazquez for “good reason” (each as defined under the CIC Plan), and (ii) the termination of Mr. Velazquez’s employment by the Company or by Mr. Velazquez for “good reason” (as defined under the LTIP or the 2012 LTIP), and in each case within one year following a change in control.
(9)
  The table below reflects payments and benefits under the amended CIC Plan that, applying the assumptions set forth above, Mr. Velazquez would have been eligible to receive if, as of January 1, 2014 (i) his employment had been terminated by the Company other than for “cause” or by Mr. Velazquez for “good reason” within two years following a change in control, or (ii) his employment had been terminated by the Company other than for “cause” and not in connection with a change in control, each as defined under the CIC Plan.

Termination Event	Severance Payment ($)	EICP Payment ($)	Lump Sum Supplemental Retirement Benefit Payment ($)	Accelerated Vesting of Time-Based RSUs ($)	Accelerated Vesting of Performance- Based RSUs ($)	Welfare Plan Benefit Payment ($)	Section 280G Gross-Up Payment ($)	Healthcare and Related Benefits ($)	Total ($)
Termination Without Cause/For Good Reason Following Change in Control*	2,797,200	—	—	608,176	940,692	2,623	—	16,885	4,365,576
Termination Without Cause Not Following Change in Control	838,800	—	—	70,677	150,870	—	—	8,613	1,068,960

*
  The accelerated vesting of RSUs also applies in the event of a termination by the Company for “cause” (as defined in the LTIP or the 2012 LTIP) within 12 months following a change in control.
(10)
  Other than in connection with a change in control.
Kevin C. Fitzgerald

Termination Event	Severance Payment ($)(1)	EICP Payment ($)(2)	Lump Sum Supplemental Retirement Benefit Payment ($)(3)	Accelerated Vesting of Time-Based RSUs ($)(4)(5)	Accelerated Vesting of Performance- Based RSUs ($)(5)(6)	Welfare Plan Benefit Payment ($)	Healthcare and Related Benefits ($)	Total ($)
Change in Control(7)(8)	2,970,000	—	277,276	974,731	473,173	8,356	49,002	4,752,538
Voluntary Termination	—	—	—	—	—	—	—	—
Termination Without Cause(8)(9)	—	—	—	706,619	473,173	—	—	1,179,792
Termination For Good Reason(9)	—	—	—	554,043	162,586	—	—	716,629
Death or Disability	—	145,760	—	706,619	473,173	—	—	1,325,552
Termination With Cause(9)	—	—	—	—	—	—	—	—

(1)
  In accordance with the terms of the CIC Plan, calculated based on Mr. Fitzgerald’s target EICP award opportunity without giving effect to the funding pool adjustment factor.
(2)
  Represents the award that would have been received assuming target-level performance occurred in 2013 and using the 44.3% EICP funding pool adjustment factor for 2013. See “Compensation Discussion and Analysis — Components of the Executive Compensation Program — Annual Cash Incentive Awards Under the EICP — 2013 EICP Funding Pool.”

(3)
  Represents a payment Mr. Fitzgerald would have received under the CIC Plan as of December 31, 2013. Effective January 1, 2014, this benefit under the CIC Plan was eliminated.
(4)
  Represents the market value on December 31, 2013 of unvested time-based RSU awards granted under the 2012 LTIP that would vest and become non-forfeitable immediately upon the date of termination of employment.
(5)
  These amounts include the following number of additional shares that Mr. Fitzgerald would have been entitled to receive upon vesting of his RSU awards as a result of accrued dividend equivalents thereon, in each of the following circumstances:

	Additional Shares Vested As a Result of Accrued Dividend Equivalents on Accelerated RSU Awards
Termination Event	Time-Based (#)	Performance-Based (#)
Termination by PHI or by the Executive For Good Reason Following Change in Control	1,293	966
Termination Without Cause Not Following Change in Control	478	966
Death or Disability	478	966

(6)
  Represents the market value on December 31, 2013 of shares of common stock that Mr. Fitzgerald would have been entitled to receive under performance-based RSU awards, as follows:
•
  in the case of the 2013 performance-based award granted under his employment agreement, at the end of the performance period, calculated by assuming that he had remained employed with the Company through the end of the performance period and that the target level of performance had been achieved;
•
  in the case of all other performance-based awards granted to Mr. Fitzgerald under the 2012 LTIP, if such termination occurs in connection with a termination of his employment by the Company without cause or by Mr. Fitzgerald with good reason:
◦
  upon termination of Mr. Fitzgerald’s employment by the Company or by Mr. Fitzgerald for “good reason” (as defined in the 2012 LTIP) following a change in control, calculated based on the assumption that he had remained employed with the Company through the end of the performance period and that the target level of performance had been achieved;
◦
  upon termination of his employment by the Company without “cause” (as defined in the 2012 LTIP) not following a change in control, calculated based on the assumption that, at the end of the performance period, the Compensation Committee had determined that the performance goals had been met at target and prorated for the number of days employed during the performance period; and
◦
  upon termination of employment due to his death or disability, calculated based on the assumption that, at the end of the performance period, the Compensation Committee had determined that the performance goals had been met at target and prorated for the number of days employed during the performance period.
(7)
  Assumes (i) the termination of Mr. Fitzgerald’s employment by the Company other than for “cause” or by Mr. Fitzgerald for “good reason” (each as defined under the CIC Plan), and (ii) the termination of Mr. Fitzgerald’s employment by the Company or by Mr. Fitzgerald for “good reason” (as defined under the LTIP or the 2012 LTIP), in each case within one year following a change in control.
(8)
  The table below reflects payments and benefits under the amended CIC Plan that, applying the assumptions set forth above, Mr. Fitzgerald would have been eligible to receive if, as of January 1, 2014 (i) his employment had been terminated by the Company other than for “cause” or by Mr. Fitzgerald for “good reason” within two years following a change in control, or (ii) his employment had been terminated by the Company other than for “cause” and not in connection with a change in control, each as defined under the CIC Plan.

Termination Event	Severance Payment ($)	EICP Payment ($)	Lump Sum Supplemental Retirement Benefit Payment ($)	Accelerated Vesting of Time-Based RSUs ($)	Accelerated Vesting of Performance- Based RSUs ($)	Welfare Plan Benefit Payment ($)	Healthcare and Related Benefits ($)	Total ($)
Termination Without Cause/For Good Reason Following Change in Control*	2,970,000	—	—	974,731	473,173	2,785	16,334	4,437,023
Termination Without Cause Not Following Change in Control	890,000	—	—	706,619	473,173	—	8,330	2,078,122

*
  The accelerated vesting of RSUs also applies in the event of a termination by the Company for “cause” (as defined in the LTIP or the 2012 LTIP) within 12 months following a change in control.

(9)
  Other than in connection with a change in control.
John U. Huffman

Termination Event	Severance Payment ($)(1)	EICP Payment ($)(2)	Lump Sum Supplemental Retirement Benefit Payment ($)(3)	Accelerated Vesting of Time-Based RSUs ($)(4)(5)	Accelerated Vesting of Performance- Based RSUs ($)(5)(6)	Welfare Plan Benefit Payment ($)	Section 280G Gross-Up Payment ($)(7)	Healthcare and Related Benefits ($)	Total ($)
Change in Control(8)(9)	1,455,400	—	436,449	365,048	567,414	3,879	—	32,403	2,860,593
Voluntary Termination	—	—	—	—	—	—	—	—	—
Termination Without Cause (9)(10)	—	—	—	41,806	89,247	—	—	—	131,053
Termination for Good Reason(10)	—	—	—	—	—	—	—	—	—
Death or Disability	—	101,502	—	273,003	267,054	—	—	—	641,559
Termination With Cause(10)	—	—	—	—	—	—	—	—	—

(1)
  In accordance with the terms of the CIC Plan, calculated based on Mr. Huffman’s target EICP award opportunity without giving effect to the funding pool adjustment factor.
(2)
  Represents the award that would have been received assuming target-level performance occurred in 2013 and using the 44.3% EICP funding pool adjustment factor for 2013. See “Compensation Discussion and Analysis — Components of the Executive Compensation Program — Annual Cash Incentive Awards Under the EICP — 2013 EICP Funding Pool.”
(3)
  Represents a payment Mr. Huffman would have received under the CIC Plan as of December 31, 2013. Effective January 1, 2014, this benefit under the CIC Plan was eliminated.
(4)
  Represents the market value on December 31, 2013 of unvested time-based RSU awards granted under the LTIP and the 2012 LTIP that would vest and become non-forfeitable immediately upon the date of termination of employment.
(5)
  These amounts include the following number of additional shares that Mr. Huffman would have been entitled to receive upon vesting of his RSU awards as a result of accrued dividend equivalents thereon, in each of the following circumstances:

	Additional Shares Vested As a Result of Accrued Dividend Equivalents on Accelerated RSU Awards
Termination Event	Time-Based (#)	Performance-Based (#)
Termination by PHI or by the Executive For Good Reason Following Change in Control	2,009	3,630
Termination Without Cause Not Following Change in Control	116	249
Death or Disability	1,753	1,226

(6)
  Represents the market value on December 31, 2013 of shares of common stock that Mr. Huffman would have been entitled to receive under performance-based RSU awards in the following circumstances, as follows:
➢
  upon termination of Mr. Huffman’s employment by the Company or by Mr. Huffman for “good reason” (as defined in the LTIP or 2012 LTIP) following a change in control, calculated based on the assumption that he had remained employed with the Company through the end of the performance period and that the target level of performance had been achieved;
➢
  for awards granted under the 2012 LTIP, upon termination of his employment by the Company without “cause” (as defined in the 2012 LTIP) not following a change in control, calculated based on the assumption that, at the end of the performance period, the Compensation Committee had determined that the performance goals had been met at target and prorated for the number of days employed during the performance period; and
➢
  upon termination of employment due to his death or disability, calculated based on the assumption that, at the end of the performance period, the Compensation Committee had determined that the performance goals had been met at target and prorated for the number of days employed during the performance period.
Other than in connection with a change in control, these amounts do not include any payout under Mr. Huffman’s 2011 to 2013 performance period award, because relative TSR as of December 31, 2013 was below the threshold level.
(7)
  Represents a payment Mr. Huffman would have received under the CIC Plan had he incurred an excise tax under Section 4999 of the Code. Effective January 1, 2014, this benefit under the CIC Plan was eliminated.
(8)
  Assumes (i) the termination of Mr. Huffman’s employment by the Company other than for “cause” or by Mr. Huffman for “good reason” (each as defined under the CIC Plan), and (ii) the termination of Mr. Huffman’s employment by the Company or by Mr. Huffman for “good reason” (as defined under the LTIP or the 2012 LTIP), in each case within one year following a change in control.

(9)
  The table below reflects payments and benefits under the amended CIC Plan that, applying the assumptions set forth above, Mr. Huffman would have been eligible to receive if, as of January 1, 2014 (i) his employment had been terminated by the Company other than for “cause” or by Mr. Huffman for “good reason” within two years following a change in control, or (ii) his employment had been terminated by the Company other than for “cause” and not in connection with a change in control, each as defined under the CIC Plan.

Termination Event	Severance Payment ($)	EICP Payment ($)	Lump Sum Supplemental Retirement Benefit Payment ($)	Accelerated Vesting of Time-Based RSUs ($)	Accelerated Vesting of Performance- Based RSUs ($)	Welfare Plan Benefit Payment ($)	Section 280G Gross-Up Payment ($)	Healthcare and Related Benefits ($)	Total ($)
Termination Without Cause/For Good Reason Following Change in Control*	1,455,400	—	—	365,048	567,414	1,940	—	16,201	2,406,003
Termination Without Cause Not Following Change in Control	622,800	—	—	41,806	89,247	—	—	8,263	762,116

*
  The accelerated vesting of RSUs also applies in the event of a termination by the Company for “cause” (as defined in the LTIP or the 2012 LTIP) within 12 months following a change in control.
(10)
  Other than in connection with a change in control.
Ernest L. Jenkins

Termination Event	Severance Payment ($)	Perquisites and Other Personal Benefits ($)	Lump Sum Supplemental Retirement Benefit Payment ($)(1)	Accelerated Vesting of Time-Based RSUs ($)(2)	Accelerated Vesting of Performance- Based RSUs ($)(3)	Total ($)
Retirement as of July 1, 2013(4)	503,000	44,885	106,456	103,559	93,530	851,430

(1)
  Represents the net present value of the annuity payment benefit provided under Mr. Jenkins’ retirement agreement, as of July 1, 2013.
(2)
  Represents the market value on July 1, 2013 of unvested time-based RSU awards granted under the LTIP that vested and became non-forfeitable immediately upon such date. These amounts include 536 additional shares that Mr. Jenkins received upon vesting of such awards as a result of accrued dividend equivalents thereon.
(3)
  Represents the market value on July 1, 2013 of shares of common stock issuable under performance-based RSU awards granted under the LTIP and the 2012 LTIP, calculated based on the assumption that, at the end of the performance period, the Compensation Committee determines that the performance goals are met at target and prorated for the number of days employed during the performance period. These amounts include 1,107 shares that Mr. Jenkins would have been entitled to receive as of July 1, 2013 upon vesting of these awards as a result of accrued dividend equivalents thereon.
(4)
  Because Mr. Jenkins retired from the Company during 2013, retirement is the sole termination event reported.
Compensation Committee Interlocks and Insider Participation

During the 2013 fiscal year, the Compensation Committee consisted of Messrs. Barbas, Dunn, Harker, Heintz, Ross and Silverman, and Ms. Krumsiek. No person who served as a member of the Compensation Committee during the fiscal year ended December 31, 2013 was a current or former officer or employee of the Company, or engaged in certain transactions with us required to be disclosed as “related person transactions” under regulations of the
SEC. There were no compensation committee “interlocks” during the fiscal year ended December 31, 2013, which generally means that none of our executive officers served as a director or member of the compensation committee of another entity, one of whose executive officers served as a member of the Board or as a member of the Compensation Committee.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2013, with respect to securities that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders(1)	3,076,971	(2)	—	12,345,265	(3)
Equity compensation plans not approved by stockholders(4)	—		—	457,211
Total	3,076,971	(2)	—	12,802,476	(3)

(1)
  Equity compensation plans approved by stockholders include the LTIP and the 2012 LTIP. No stock-based awards may be granted under the LTIP, which has expired.
(2)
  The number of shares shown in column (a) represents the number of shares of common stock subject to outstanding awards under the LTIP and the 2012 LTIP as of December 31, 2013. Such amounts were based upon (i) the maximum number of shares that could be received under all outstanding awards, including outstanding performance-based RSU awards, and (ii) the crediting of dividend equivalents accrued on all such outstanding awards through December 31, 2013.
(3)
  The number of shares shown in column (c) represents the number of shares of common stock subject to awards (including RSUs) (i) that could have been granted in the future under the LTIP as of December 31, 2013, had the LTIP not expired as of August 1, 2012 pursuant to its terms, and (ii) that may be granted in the future under the 2012 LTIP, as follows:

Plan	Maximum Number of Shares Subject to Equity Awards That May be Granted Under the Plan	Shares Subject to Equity Awards Outstanding Under the Plan as of December 31, 2013(a)	Shares Subject to Equity Awards that May be Granted After December 31, 2013 Under the Plan
LTIP	10,000,000	1,843,411	5,606,993	(b)
2012 LTIP	8,000,000	1,233,560	6,738,272

(a)
  The foregoing amounts reflect (i) the maximum number of shares that could be received under all outstanding awards, including outstanding performance-based RSU awards and (ii) the crediting of dividend equivalents accrued on all such outstanding awards through December 31, 2013.
(b)
  As of May 18, 2012, the 2012 LTIP was approved by stockholders to replace the LTIP, and as of that date no new awards are to be granted under the LTIP. However, dividend equivalents will continue to accrue on outstanding awards granted under the LTIP prior to May 18, 2012 until all such awards are settled or forfeited.
As of December 31, 2013, a total of 2,549,596 shares and 28,168 shares of common stock have been issued pursuant to the grant or settlement of awards under the LTIP and the 2012 LTIP, respectively.
(4)
  Consists of shares of common stock available for future issuance under the Directors Plan. Under the Directors Plan, each non-employee director is entitled to elect to receive his or her annual cash retainer, cash retainer for service as a committee chairman, if any, and cash meeting fees in: (i) cash; (ii) shares of common stock; (iii) a credit to an account for the non-employee director under the terms of the PHI Deferred Compensation Plan; or (iv) any combination thereof. The Directors Plan expires on December 31, 2014 unless terminated earlier by the Board.

AUDIT COMMITTEE REPORT
Among its duties, the Audit Committee is responsible for recommending to the Board that the Company’s financial statements be included in the 2013 Form 10-K. The Audit Committee took a number of steps as a basis for making this recommendation for 2013. First, the Audit Committee discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for 2013, those matters that PricewaterhouseCoopers LLP is required to communicate to and discuss with the Audit Committee under Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, or PCAOB, which included information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.
Second, the Audit Committee discussed with PricewaterhouseCoopers LLP the firm’s independence and received from PricewaterhouseCoopers LLP a letter concerning independence as required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence). This discussion and disclosure informed the Audit Committee of PricewaterhouseCoopers LLP’s relationships with the Company and was designed to assist the Audit Committee in considering PricewaterhouseCoopers LLP’s independence.
Finally, the Audit Committee reviewed and discussed, with the Company’s management and with PricewaterhouseCoopers LLP, the Company’s audited consolidated balance sheets at December 31, 2013 and 2012, and the Company’s consolidated statements of income, comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2013, including the notes thereto. Management is responsible for the consolidated financial statements and reporting process, including the system of internal controls and disclosure controls. The independent registered public accounting firm is responsible for expressing an opinion on:
➢
  the conformity of these consolidated financial statements with accounting principles generally accepted in the United States of America, and
➢
  the Company’s internal control over financial reporting as of December 31, 2013.
Based on the discussions with management and PricewaterhouseCoopers LLP concerning the audit, the independence discussions, and the financial statement review and discussions, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the consolidated financial statements be included in the 2013 Form 10-K.
The Audit Committee, in accordance with its charter, conducts an annual evaluation of the performance of its duties. Based on this evaluation, the Audit Committee concluded that it performed effectively in 2013.
AUDIT COMMITTEE:
Patricia A. Oelrich, Chairman
Terence C. Golden
Patrick T. Harker
Lawrence C. Nussdorf
Frank K. Ross

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT
OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Description of the Proposal

The Audit Committee of the Board appointed PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for the 2013 fiscal year. The Audit Committee has reappointed this firm for 2014. A representative of PricewaterhouseCoopers LLP is expected to attend the meeting and will be given the opportunity to make a statement and to respond to appropriate questions.
Although the Company is not required to seek stockholder ratification of this appointment, the Board believes it to be sound corporate governance to do so. If the appointment is not ratified, the Audit Committee will take this fact into consideration when selecting the Company’s independent registered public accounting firm for 2015. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that a change would be in the best interests of the Company and its stockholders.
Audit Fees
The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the annual financial statements of PHI and its subsidiary reporting companies for the 2013 and 2012 fiscal years, reviews of the financial statements included in the 2013 and 2012 Forms 10-Q of the Company and its subsidiary reporting companies, reviews of other public filings, comfort letters and other attest services were $6,180,416 and $6,140,106, respectively. The amount for 2012 includes a reduction of $65,564 to reflect actual invoices received for the 2012 audit that were less than the estimated invoices included within the 2012 amount that was disclosed in PHI’s proxy statement for the 2013 annual meeting of stockholders.
Audit-Related Fees
The aggregate fees billed by PricewaterhouseCoopers LLP for audit-related services rendered for the 2013 and 2012 fiscal years were $497,177 and zero, respectively. The 2013 fees consist of amounts billed in connection with advice and recommendations related to financial and accounting systems implementation, and for attest services performed in connection with public service commission rate case filings.
Tax Fees
The aggregate fees billed by PricewaterhouseCoopers LLP for tax services rendered for the 2013 and 2012 fiscal years were $1,292,685 and $644,012, respectively. These services consisted of tax compliance, tax advice and tax planning. In addition, the amount for the 2013 fiscal year included $560,236 in fees for assistance with issues related to the evaluation of potential settlement scenarios with respect to certain former cross-border energy lease investments.
All Other Fees
The aggregate fees billed by PricewaterhouseCoopers LLP for all other services other than those covered under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” were $7,200 for each of the 2013 and 2012 fiscal years. The fees for 2013 represented the costs of an online accounting and financial reporting research tool.
All of the services described in “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were approved in advance by the Audit Committee, in accordance with the Audit Committee Policy on the Approval of Services Provided By the Independent Auditor, which is attached to this proxy statement as Annex A.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL 3.

CERTAIN BENEFICIAL OWNERSHIP MATTERS
Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of March 10, 2014 regarding the beneficial ownership of common stock by:
➢
  each director;
➢
  each director nominee;
➢
  each named executive officer included in the 2013 Summary Compensation Table; and
➢
  all of the Company’s directors and executive officers as a group.
As of March 10, 2014, 250,593,533 shares of common stock were outstanding. The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC. The information does not necessarily indicate beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or other convertible securities or rights held by that person that are currently exercisable or will become exercisable on or before May 9, 2014 (60 days after March 10, 2014), are deemed to be currently outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.
Unless otherwise noted below:
➢
  the address for each beneficial owner in the table below is c/o Pepco Holdings, Inc., 701 Ninth Street, N.W., Washington, D.C. 20068; and
➢
  subject to applicable community property laws, to the Company’s knowledge, each person named in the tables below has sole voting and dispositive power over the shares shown as beneficially owned by that person.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)	Percentage of Common Stock Beneficially Owned
Paul M. Barbas	—	—
Frederick J. Boyle	1,197	*
Jack B. Dunn, IV	14,197	*
Kevin C. Fitzgerald(2)	1,288	*
H. Russell Frisby, Jr.	2,284	*
Terence C. Golden(3)(4)	44,132	*
Patrick T. Harker	13,491	*
Frank O. Heintz(5)	22,204	*
John U. Huffman	25,882	*
Ernest L. Jenkins(6)	12,267	*
Barbara J. Krumsiek	15,181	*
George F. MacCormack	14,984	*
Lawrence C. Nussdorf(4)	10,000	*
Patricia A. Oelrich	7,968	*
Joseph M. Rigby(7)	184,028	0.1%
Frank K. Ross(4)	17,539	*
Pauline A. Schneider(4)	9,331	*
Lester P. Silverman(8)	5,000	*
David M. Velazquez	68,499	*
All directors and executive officers as a group (24 persons)(9)	533,037	*

*
  Less than 1% (with respect to a named executive officer, less than 0.1%).
(1)
  Except as may otherwise be indicated, the amounts in the table above include shares held through the DRP and shares allocated to a person’s 401(k) plan account, but do not include the following interests in our common stock, which interests do not confer voting power or dispositive power:
➢
  shares of common stock underlying RSU awards granted under the LTIP or the 2012 LTIP which have not vested as of March 10, 2014 and will not vest on or before May 9, 2014;

➢
  shares of common stock underlying RSU awards granted under the LTIP or the 2012 LTIP which have vested as of March 10, 2014 or will vest on or before May 9, 2014, but the settlement of the RSU award and the receipt of common stock thereby is deferred to a date that is later than May 9, 2014; and
➢
  phantom shares credited to the account of a participant in the PHI Deferred Compensation Plan, from which a distribution may be received only in cash and which do not confer voting or dispositive power.
(2)
  Does not include 18,755 shares underlying the vested portion of certain RSU awards, the settlement of which will not occur until the day after Mr. Fitzgerald’s employment with PHI terminates (subject to compliance with Section 409A of the Code).
(3)
  Includes (i) 11,600 shares owned by Mr. Golden’s spouse, as to which Mr. Golden disclaims beneficial ownership, and (ii) 15,532 shares owned by Mr. Golden and his spouse as tenants in common.
(4)
  Does not include 3,860 shares underlying the vested portion of an RSU award, the settlement of which has been deferred until a date specified by the director.
(5)
  Shares are owned through the Frank O. Heintz Trust of which Mr. Heintz is trustee.
(6)
  Due to his retirement from PHI, information as to Mr. Jenkins has been provided as of February 28, 2014.
(7)
  Includes 2,779 shares jointly owned with Mr. Rigby’s spouse. Does not include 55,948 shares underlying the vested portion of certain RSU awards, the settlement of which will not occur until the day after Mr. Rigby’s employment with PHI terminates (subject to compliance with Section 409A of the Code).
(8)
  Includes 1,000 shares owned by Mr. Silverman’s spouse. Mr. Silverman disclaims beneficial ownership of these shares.
(9)
  See all footnotes above. Includes 63,565 shares beneficially owned by executive officers of the Company not named in the table above.
The following table sets forth the number and percentage of shares of common stock reported as beneficially owned as of December 31, 2013 by all persons known by us to own beneficially more than 5% of the common stock.

Name and Address of Beneficial Owner	Shares of Common Stock Owned	Percentage of Common Stock Outstanding
BlackRock, Inc. 40 East 52nd Street New York, NY 10022(1)	13,271,788	5.3%
Deutsche Bank AG Taunusanlage 12 60325 Frankfurt am Main Federal Republic of Germany(2)	18,089,635	7.2%
State Street Corporation One Lincoln Street Boston, MA 02111(3)	12,839,925	5.1%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355(4)	17,367,453	7.0%

(1)
  This disclosure is based solely on information contained in a Schedule 13G/A filed with the SEC on January 30, 2014 by BlackRock, Inc., in which it reported that it had sole voting power over 10,989,924 shares of common stock and sole dispositive power over 13,271,788 shares of common stock.
(2)
  This disclosure is based solely on information contained in a Schedule 13G filed with the SEC on February 14, 2014 by Deutsche Bank AG, reporting common stock beneficially owned by the Asset and Wealth Management Business Group of Deutsche Bank. Deutsche Bank reported that it had sole voting power over 2,766,786 shares of common stock and sole dispositive power over 18,089,635 shares of common stock. It also reported that its subsidiary, Deutsche Asset Management Investmentgesellshaft, an investment adviser, beneficially owned in the aggregate 15,327,549 shares of common stock, or 6.1%, which includes 5,700 shares over which it had sole voting power and 15,327,549 shares over which it had sole dispositive power.
(3)
  This disclosure is based solely on information contained in a Schedule 13G filed with the SEC on February 4, 2014 by State Street Corporation, in which it reported that it had shared voting and shared dispositive power over 12,839,925 shares of common stock.
(4)
  This disclosure is based solely on information contained in a Schedule 13G/A filed with the SEC on February 11, 2014 by The Vanguard Group, or Vanguard, in which it reported that it had: sole voting power over 681,998 shares of common stock; sole dispositive power over 16,990,837 shares of common stock; and shared dispositive power over 376,616 shares of common stock. Since January 1, 2013, PHI has paid Vanguard an aggregate of $565,080 to serve as administrator of certain of its pension plans. Vanguard has reported that, as of December 31, 2013, Vanguard Fiduciary Trust Company, or VFTC, was the beneficial owner of 316,116 shares (0.1%) of common stock. VFTC, an affiliate of Vanguard, is the trustee and administrator of the 401(k) plan. Since January 1, 2013, PHI has paid VFTC $18,915 to perform these services.
Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and any beneficial owner of more than 10% of the common stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the common stock. Based on a review of such reports filed during or with respect to 2013 and on written confirmations provided by persons who served as our directors and executive officers during 2013, we believe that all such persons filed on a timely basis the reports required by Section 16(a) during 2013 or prior fiscal years, except that:
➢
  On October 3, 2013, a Form 4 was filed by Hallie M. Reese, an executive officer of an affiliate of PHI, to report a grant of a time-based restricted stock award under the LTIP on October 1, 2010, which transaction was exempt from the short-swing profit liability provisions of Section 16(b) of the Exchange Act.
➢
  On December 30, 2013, a Form 4 was filed by Beverly L. Perry, a former executive officer of PHI, to report one discretionary transaction in the 401(k) plan which occurred on October 25, 2012, which transaction was exempt from Section 16(b) of the Exchange Act.
➢
  On December 30, 2013, a Form 4 was filed by Mr. Jenkins to report one discretionary transaction in the 401(k) plan which occurred on March 15, 2010, which transaction was exempt from Section 16(b) of the Exchange Act.
➢
  On February 13, 2014, a Form 4 was filed by Kenneth J. Parker, an executive officer of PHI, to report one sale of common stock on May 15, 2013.
We are not aware of any person or entity that beneficially owns more than 10% of our common stock.

COMMUNICATIONS, STOCKHOLDER PROPOSALS AND
COMPANY INFORMATION
Communications with Members of the Board

The Company’s directors encourage interested parties, including employees and stockholders, to contact them directly and, if desired, confidentially or anonymously regarding matters of concern or interest, including concerns regarding questionable accounting or auditing matters. The names of the Company’s directors can be found on pages 13 to 18 of this proxy statement and on the Company’s Web site at http://www.pepcoholdings.com/corporategovernance.
The Company’s directors may be contacted in writing either individually or as a group or partial group (such as all non-management directors), in care of the Corporate Secretary, at the address listed in “— Contacting Us or Our Transfer Agent” on page 96 of this proxy statement. If you wish your communication to be treated confidentially, please write the word “CONFIDENTIAL” prominently on the envelope and address it to the director by name so that it can be forwarded without being opened. A communication addressed to multiple recipients (such as to “directors,” “all directors,” “all non-management directors,” or “independent directors”) will necessarily have to be opened and copied by the Office of the Corporate Secretary in order to forward it to each director, and hence cannot be transmitted unopened, but will be treated as a confidential communication. If you wish to remain anonymous, do not sign your letter or include a return address on the envelope.
Communications from Company employees regarding accounting, internal accounting controls or auditing matters may be submitted in writing addressed to:
Director, Internal Audit
Pepco Holdings, Inc.
701 Ninth Street, N.W., Room 8220
Washington, D.C. 20068
or by telephone at (202) 872-3341. Such communications will be handled initially by the Internal Audit Group, which will investigate the matter and report to the Audit Committee. If for any reason an employee does not wish to submit a communication to the Director, Internal Audit, the communication may be addressed to the Chairman of the Audit Committee using the procedure in the preceding paragraph for contacting a Company director, or by mail, telephone, facsimile or e-mail to the Company’s Ethics Officer, who will investigate the matter. Employees also may leave messages on the Ethics Officer’s hotline. Information on how employees may contact the Ethics Officer may be found on the PHI Intranet.
Stockholder Proposals and Director Nominations

In order to be considered for inclusion in our proxy statement for the 2015 annual meeting of stockholders, stockholder proposals must be received by the Company on or before November 26, 2014. However, if the date of such annual meeting is changed by more than 30 days from the date of the 2014 annual meeting, then the deadline would be a reasonable time before we begin to print and send our proxy materials.
A stockholder may introduce a resolution for consideration at a future annual meeting of stockholders or may nominate individuals for election as directors at such meeting, if the stockholder complies with the advance notice provisions set forth in our bylaws. In accordance with our bylaws, in order for a stockholder to properly bring such matters for consideration at the 2015 annual meeting of stockholders, the stockholder must give written notice to our Corporate Secretary no earlier than January 16, 2015, and no later than February 15, 2015. However, if the date of such annual meeting is more than 30 days before or more than 60 days after May 16, 2015, then the written notice must be received no later than 90 days prior to the meeting date or, if later, the tenth day following the day on which public disclosure of the annual meeting date was first made.
In order to introduce a resolution for consideration or to nominate individuals for election as directors at a future annual meeting of stockholders, the stockholder’s notice must include the detailed information provided in our bylaws.
A stockholder also may recommend for the consideration of the Nominating Committee one or more candidates to serve as a nominee of the Company for election as a director. Any such recommendations for the 2015 annual meeting of stockholders must be submitted in writing to our Corporate Secretary on or before November 26, 2014, accompanied by the notice and all of the other information required under our bylaws to be provided in connection with the nomination of a director candidate by a stockholder. The Nominating Committee will take any such recommendations into account when selecting the nominees that it will recommend to the Board.
Where to Find More Information

Pursuant to the rules of the SEC, our 2013 Annual Report must accompany this proxy statement. You may view our 2013 Annual Report on the Internet by visiting our Web site at http://www.pepcoholdings.com/annualreport.
We utilize our Web site as a recognized channel of distribution to provide important information regarding us and our subsidiaries to investors, including information with respect to the meeting. However, information contained on our Web site is not a part of this proxy statement. Any Web site references contained in this proxy statement are intended to be made only through inactive hyperlinks.
Portions of the 2013 Form 10-K have been utilized to prepare the 2013 Annual Report. Upon written request:
➢
  we will furnish a copy of the 2013 Form 10-K (without exhibits), including the financial statements and the financial statement schedules contained in such report; and
➢
  we will furnish a copy of any exhibit to our 2013 Form 10-K upon the payment of a fee equal to our reasonable expenses incurred in furnishing such exhibit.
See “— Contacting Us or Our Transfer Agent” for information on how to contact us to request this information. The written request must include a good faith representation that, as of March 17, 2014, the person making the request was a record or beneficial owner of common stock entitled to vote at the meeting.

Householding of Proxy Materials

To reduce the expense of delivering duplicate sets of proxy materials to multiple stockholders sharing the same address, we have adopted a procedure approved by the SEC called “householding.” This procedure saves printing costs and postage fees, and conserves natural resources.
Under the householding procedure, certain stockholders of record who have the same address and last name will receive only one copy of the Notice of Availability and/or set of proxy materials, unless one or more of the stockholders at that address has previously notified us that they want to receive separate copies. However, each 401(k) plan participant will continue to receive a paper copy of all of the proxy materials.
Under the SEC’s householding rules, intermediaries also may deliver a single copy of the proxy materials or Notice of Availability to two or more stockholders that share the same address. If you and other residents at your mailing address own shares of common stock in street name through a broker or bank, you may have received a notice that your household will be sent only one copy of the proxy materials or the Notice of Availability. If you did not provide your broker or bank with notice that you object to this householding, you may have been deemed to have consented to the householding of information.
Regardless of how you own your shares, if you received a single set of proxy materials or a single Notice of Availability as a result of householding, and one or more stockholders at your address would like to have separate copies of these materials with respect to the meeting or in the future, please contact American Stock Transfer & Trust Company, the Company’s transfer agent, as noted in “— Contacting Us or Our Transfer Agent,” who will deliver the requested materials promptly to you. If you own your shares in street name, your notification should include the name of your brokerage firm or bank and your account number.
If you are a record holder of shares of common stock who is receiving multiple copies of our stockholder communications at your address and you would like to receive only one copy for your household, please contact American Stock Transfer & Trust Company. If you own your shares in street name, please contact the intermediary. To enable us to provide better stockholder service, we encourage stockholders to have all the shares they hold of record registered in the same name and under the same address.

Contacting Us or Our Transfer Agent

How to Contact Us	How to Contact Our Transfer Agent
Pepco Holdings, Inc. 701 Ninth Street, N.W., Room 1300 Washington, D.C. 20068 Attention: Corporate Secretary	American Stock Transfer & Trust Company 6201 15th Avenue Brooklyn, New York 11219-9821 (866) 254-6502 (toll-free)

OTHER INFORMATION
Other Matters Which May Come Before the Annual Meeting

The Board does not know of any matter other than those described in this proxy statement to be voted on by stockholders at the meeting. If any other matter properly comes before the meeting, your proxy, whether given by a signed proxy card, or via the Internet or by telephone, gives the designated proxy holders discretionary authority to vote on such matters.
Solicitation of Proxies at the Annual Meeting

We will bear the costs of solicitation of proxies, including the reimbursement of banks and brokers for certain costs incurred in forwarding proxy materials to beneficial owners. We have retained AST Phoenix Partners in connection with this solicitation, at an anticipated cost to us of approximately $12,500, plus expenses. In addition to the use of the mails, our officers, directors and employees may solicit proxies personally, by telephone or facsimile or via the Internet. These individuals will not receive any additional compensation for these activities.
Status of Information Included in this Proxy Statement

Our 2013 Form 10-K includes our consolidated balance sheets for each of the years ended December 31, 2013 and 2012, and our consolidated statements of income, comprehensive income, cash flows and equity for each of the years ended December 31, 2013, 2012 and 2011. In accordance with the rules of the SEC, the 2013 Annual Report, which includes a portion of the information included in the 2013 Form 10-K, accompanies this proxy statement. However, neither the 2013 Annual Report nor the 2013 Form 10-K forms any part of this proxy statement nor the material being used for the solicitation of proxies at the meeting.
We are permitted under the Securities Act of 1933, as amended, or the Securities Act, and the Exchange Act to “incorporate by reference” information in whole or in part from certain future filings, including this proxy statement. Information that is “incorporated by reference” into a filing means that it is deemed to be a part of that filing even though the information does not actually appear within it. However, the following information that is part of or accompanies this proxy statement shall not be deemed to be incorporated by reference into any of our filings under either the Securities Act or the Exchange Act, unless we have otherwise specifically provided for it in such filing:
➢
  the Compensation Committee Report;
➢
  the Audit Committee Report;
➢
  the 2013 Annual Report to Stockholders that accompanies this proxy statement; and
➢
  the “Five-Year Performance Graph” contained in the 2013 Annual Report.
As a result, the foregoing information will not be deemed to be “soliciting material” subject to Regulation 14A under the Exchange Act or “filed” with the SEC under Section 18 of the Exchange Act.

ANNEX A
Pepco Holdings, Inc. Audit Committee
Policy on the Approval of Services Provided By the Independent Auditor

I.
  Overview
Under the federal securities laws and the rules of the Securities and Exchange Commission (the “SEC”), the annual consolidated financial statements of Pepco Holdings, Inc. (the “Company”) and each of its subsidiaries that has a reporting obligation (a “Reporting Company”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be audited by an “independent” public accountant. Likewise, the quarterly financial statements of the Company and each Reporting Company must be reviewed by an “independent” public accountant.
Under SEC regulations, a public accountant is not “independent” if it provides certain specified non-audit services to an audit client. In addition, a public accountant will not qualify as “independent” unless (i) before the accountant is engaged to provide audit or non-audit services, the engagement is approved by the public company’s audit committee or (ii) the engagement to provide audit or non-audit services is pursuant to pre-approved policies and procedures established by the audit committee.
Under the Audit Committee Charter, the Audit Committee of the Company has sole authority (i) to retain and terminate the Company’s independent auditors, (ii) to pre-approve all audit engagement fees and terms and (iii) to pre-approve all significant audit-related relationships with the independent auditor. This Policy sets forth the policies and procedures adopted by the Audit Committee with respect to the engagement of the Company’s independent auditor to provide audit and non-audit services to the Company and its subsidiaries (as defined by Rule 1-02 (x) of SEC Regulation S-X).
The Audit Committee also serves as the audit committee for each subsidiary of the Company that is a Reporting Company for the purpose of approving audit and non-audit services to be provided by the independent auditor(s) of such Reporting Companies. In this capacity, the Audit Committee has determined that this Policy also shall govern the engagement of the independent auditor for each such Reporting Company.
II.
  Statement of Principles
The Audit Committee recognizes the importance of maintaining the independence of its external auditor both in fact and appearance. In order to ensure that the independence of the Company’s external auditor is not, in the judgment of the Audit Committee, impaired by any other services that the external auditor may provide to the Company and its subsidiaries:
•
  The Audit Committee shall approve in advance all services — both audit and permitted non-audit services — provided to the Company or any of its subsidiaries by the Company’s independent auditor in accordance with the procedures set forth in this Policy.
•
  The Audit Committee shall not engage the Company’s independent auditor to provide to the Company or any of its subsidiaries any non-audit services that are unlawful under Section 10A of the Exchange Act or that would impair the independence of the Company’s independent auditor under the standards set forth in Rule 2-01 of SEC Regulation S-X (“Prohibited Non-Audit Services”).
III.
  Approval of Annual Audit Services
The annual audit services provided to the Company and its subsidiaries by the Company’s independent auditor shall consist of:
•
  The audit of the annual consolidated financial statements of the Company and each other Reporting Company and the other procedures required to be performed by the independent auditor to be able to form an opinion on the financial statements.
•
  Review of the quarterly consolidated financial statements of the Company and each Reporting Company.
•
  The attestation engagement for the independent auditor’s report on management’s statement on the effectiveness of the Company’s internal control over financial reports.
•
  Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings, including consents and comfort letters provided to underwriters, reviews of registration statements and prospectuses, and assistance in responding to SEC comment letters.
•
  All such audit services must be approved annually by the Audit Committee following a review by the Audit Committee of the proposed terms and scope of the
A-1

engagement and the projected fees. Any subsequent change of a material nature in the terms, scope or fees associated with such annual audit services shall be approved in advance by the Audit Committee.
•
  Any additional audit services may be pre-approved annually at the Annual Meeting at which the annual audit services are approved. If not pre-approved, each additional annual audit service must be approved by the Audit Committee in advance on a case-by-case basis.
IV.
  Approval of Audit-Related Services
Audit-related services consist of assurance and related services that are reasonably related to the performance of the audit or review of the financial statements of the Company and each Reporting Company, other than the annual audit services described in Section III above. Audit-related services may include, but are not limited to:
•
  Employee benefit plan audits.
•
  Due diligence related to mergers and acquisitions.
•
  Accounting consultations and audits in connection with acquisitions.
•
  Internal control reviews.
•
  Attest services related to financial reporting that are not required by statute or regulation.
Audit-related services may be pre-approved annually at the meeting of the Audit Committee at which the annual audit services are approved. If not pre-approved, each audit-related service must be approved by the Audit Committee in advance on a case-by-case basis.
V.
  Approval of Tax Services
Tax services consist of professional services rendered by the independent auditor to the Company or any of its subsidiaries for tax compliance, tax advice and tax planning. Tax services may be pre-approved annually at the meeting of the Audit Committee at which the annual audit services are approved. If not pre-approved, each tax service must be approved by the Audit Committee in advance on a case-by-case basis.
VI.
  Approval of All Other Services
Any other services to be provided by the Company’s independent auditor, other than Prohibited Non-Audit Services, may be pre-approved annually at the meeting of the Audit Committee at which the annual audit services are approved. If not pre-approved, each such other service must be approved by the Audit Committee in advance on a case-by-case basis.
VII.
  Procedures
At the meeting of the Audit Committee to select the independent auditor for the Company and each of the Reporting Companies, the Chief Financial Officer shall submit to the Audit Committee a list of the additional audit services, audit-related services, tax services and other services, if any, that the Company and the Related Companies wish to have pre-approved for the ensuing year. The list shall be accompanied by:
•
  a written description (which may consist of or include a description furnished to the Company by the independent auditor) of the services to be provided in detail sufficient to enable the Audit Committee to make an informed decision with regard to each proposed service, and, to the extent determinable, an estimate provided by the independent auditor of the fees for each of the services; and
•
  confirmation of the independent auditor that (i) it would not be unlawful under Section 10A of the Exchange Act for the independent auditor to provide the listed non-audit services to the Company or any of its subsidiaries and (ii) none of the services, if provided by the independent auditor to the Company or any of its subsidiaries, would impair the independence of the auditor under the standards set forth in Rule 2-01 of SEC Regulation S-X.
If a type of non-audit service is pre-approved by the Audit Committee, and the Company or any of its subsidiaries subsequently engages the independent auditor to provide that service, the Company’s Chief Financial Officer shall report the engagement to the Audit Committee at its next regularly scheduled meeting.
VIII.
  Delegation
The Audit Committee hereby delegates to the Chairman of the Audit Committee the authority to approve, upon the receipt of the documentation referred to in Section VII above, on a case-by-case basis any non-audit service less than $1,000,000 of the types referred to in Sections IV, V and VI above (i.e. an audit-related, tax or other service) at any time other than at a meeting of the Audit Committee. The Chairman shall report any services so approved to the Audit Committee at its next regularly scheduled meeting. In no circumstances shall the responsibilities of the Audit Committee under this Policy be delegated to the management of the Company or any of its subsidiaries.
A-2

ANNUAL MEETING OF STOCKHOLDERS OF May 16, 2014 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, only one holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED IN ITEM 1 AND “FOR” ITEMS 2 AND 3. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. 1. Election of 10 director candidates nominated by the Board of Directors, each to serve a one-year term and until his or her successor has been elected and qualified. Paul M. Barbas Jack B. Dunn, IV H. Russell Frisby, Jr. Terence C. Golden Patrick T. Harker Barbara J. Krumsiek Lawrence C. Nussdorf Patricia A. Oelrich Joseph M. Rigby Lester P. Silverman 2. A proposal to approve, on an advisory basis, Pepco Holdings, Inc.’s executive compensation. 3. A proposal to ratify the appointment, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Pepco Holdings, Inc. for 2014. 4. To transact such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting. FOR AGAINST ABSTAIN P e p c o H o l d i n g s , I n c . C/O OPERATIONS CENTER, AMERICAN STOCK TRANSFER & TRUST COMPANY, 6201 15TH AVENUE, BROOKLYN, NY 11219-9821 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- Please detach along perforated line and mail in the envelope provided. ---------------- 00003333333333330100 4 051614 MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 Delmarva Power Conference Center 4100 South Wakefield Drive Newark, Delaware 19702 Annual Meeting of Stockholders - May 16, 2014 The undersigned hereby appoints JOSEPH M. RIGBY, FREDERICK J. BOYLE AND KEVIN C. FITZGERALD, and each of them, as proxies of the undersigned, with power of substitution, to attend the above Annual Meeting to be held on Friday, May 16, 2014 at 10:00 a.m., Eastern time, at the Delmarva Power Conference Center, 4100 South Wakefield Drive, Newark, Delaware, and all adjournments and postponements thereof, and thereat to vote all shares of Common Stock of Pepco Holdings, Inc. that the undersigned would be entitled to vote if personally present on matters set forth in the Proxy Statement and upon such other matters as may properly come before the Annual Meeting. The proxy conferred hereby will be voted in accordance with the voting instructions given on the reverse side. If no instructions are given on any matter, the proxy conferred hereby will be voted FORsuch matter, and in the discretion of the above-named proxy upon such other matters as may properly come before the Annual Meeting. This Proxy is solicited on behalf of the Board of Directors of Pepco Holdings, Inc. (Continued and to be signed on the reverse side.) PROXY Attendance at the meeting is limited to stockholders and their legal proxies. ADMISSION TICKET - Bring this with you to the meeting. As described in the Proxy Statement, cameras, camera phones, cell phones, recording equipment, electronic devices, computers, large bags, briefcases and packages will not be permitted in the meeting room. In order to be admitted to the meeting, you must present a valid form of government-issued photo identification, such as a driver’s license, that matches your name on this admission ticket. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/25700/ Pepco Holdings, Inc. 2014 Annual Meeting May 16, 2014 at 10:00 a.m. Delmarva Power Conference Center 4100 South Wakefield Drive Newark, Delaware 19702

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, only one holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED IN ITEM 1 AND “FOR” ITEMS 2 AND 3. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Shares held in the Direct Stock Purchase and Dividend Reinvestment Plan are voted on this Proxy. 1. Election of 10 director candidates nominated by the Board of Directors, each to serve a one-year term and until his or her successor has been elected and qualified. Paul M. Barbas Jack B. Dunn, IV H. Russell Frisby, Jr. Terence C. Golden Patrick T. Harker Barbara J. Krumsiek Lawrence C. Nussdorf Patricia A. Oelrich Joseph M. Rigby Lester P. Silverman 2. A proposal to approve, on an advisory basis, Pepco Holdings, Inc.’s executive compensation. 3. A proposal to ratify the appointment, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Pepco Holdings, Inc. for 2014. 4. To transact such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 ANNUAL MEETING OF STOCKHOLDERS OF May 16, 2014 MAIL - Mark, sign, and date your proxy card and return it (so that it is received on or before 5:00 p.m. Eastern Time the day before the meeting date) in the postage-paid envelope we have provided or return it to: Operations Center, American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219-9821 TELEPHONE - 1-800-PROXIES (1-800-776-9437) Use any touchtone telephone to transmit your voting instructions up until 5:00 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call. You will be given simple voting instructions to follow. INTERNET - www.voteproxy.com Use the Internet to transmit your voting instructions and for electronic delivery of information or scan the QR code with your smartphone up until 5:00 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the Web site. You will be given simple voting instructions to obtain your records and to create an electronic voting instruction form. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. P e p c o H o l d i n g s , I n c . C/O OPERATIONS CENTER, AMERICAN STOCK TRANSFER & TRUST COMPANY, 6201 15TH AVENUE, BROOKLYN, NY 11219-9821 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x - OR - --------------- ---------------- 00003333333333330100 4 051614 COMPANY NUMBER ACCOUNT NUMBER - OR - FOR AGAINST ABSTAIN MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ADMISSION TICKET on reverse side. GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

ANNUAL MEETING OF STOCKHOLDERS OF May 16, 2014 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Plan Participant Date: Signature of Plan Participant Date: Note: Please sign exactly as your name or names appear on this instruction form. If signing in capacity as beneficiary or executor, please give full title. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED IN ITEM 1 AND “FOR” ITEMS 2 AND 3. THESE VOTING INSTRUCTIONS ARE VALID ONLY WHEN SIGNED AND DATED. 1. Election of 10 director candidates nominated by the Board of Directors, each to serve a one-year term and until his or her successor has been elected and qualified. Paul M. Barbas Jack B. Dunn, IV H. Russell Frisby, Jr. Terence C. Golden Patrick T. Harker Barbara J. Krumsiek Lawrence C. Nussdorf Patricia A. Oelrich Joseph M. Rigby Lester P. Silverman 2. A proposal to approve, on an advisory basis, Pepco Holdings, Inc.’s executive compensation. 3. A proposal to ratify the appointment, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Pepco Holdings, Inc. for 2014. 4. To transact such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting. FOR AGAINST ABSTAIN P e p c o H o l d i n g s , I n c . C/O OPERATIONS CENTER, AMERICAN STOCK TRANSFER & TRUST COMPANY, 6201 15TH AVENUE, BROOKLYN, NY 11219-9821 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- Please detach along perforated line and mail in the envelope provided. ---------------- 00003333333333330100 4 051614 MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 Delmarva Power Conference Center 4100 South Wakefield Drive Newark, Delaware 19702 Annual Meeting of Stockholders - May 16, 2014 The undersigned hereby instructs the trustee(s) (collectively, the “Trustee”) of the Pepco Holdings, Inc. (the “Company”) Retirement Savings Plan (the “Plan”) to vote shares of the Company’s Common Stock that are credited to the account(s) of the undersigned in the Plan (the “Plan Shares”) at the Company’s 2014 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Friday, May 16, 2014 at 10:00 a.m., Eastern time, at the Delmarva Power Conference Center, 4100 South Wakefield Drive, Newark, Delaware, and at all adjournments and postponements thereof, on matters set forth in the accompanying Proxy Statement and upon such other matters as may properly come before the Annual Meeting. If you are a current or former employee who is a participant in the Plan, then the number of shares printed on the enclosed instruction form represents the number of Plan Shares credited to your account(s). By completing, dating, signing and returning this instruction form, you will be providing the Trustee with instructions on how to vote the Plan Shares at the Annual Meeting. If you do not provide voting instructions for your Plan Shares as to any matter to be approved at the Annual Meeting, the Trustee will vote the Plan Shares in proportion to the voting instructions given on that matter by the other participants in the Plan. (Continued and to be signed on the reverse side.) VOTING INSTRUCTION FORM Attendance at the meeting is limited to stockholders and their legal proxies. ADMISSION TICKET - Bring this with you to the meeting. As described in the Proxy Statement, cameras, camera phones, cell phones, recording equipment, electronic devices, computers, large bags, briefcases and packages will not be permitted in the meeting room. In order to be admitted to the meeting, you must present a valid form of government-issued photo identification, such as a driver’s license, that matches your name on this admission ticket. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/25700/ Pepco Holdings, Inc. 2014 Annual Meeting May 16, 2014 at 10:00 a.m. Delmarva Power Conference Center 4100 South Wakefield Drive Newark, Delaware 19702

Signature of Plan Participant Date: Signature of Plan Participant Date: Note: Please sign exactly as your name or names appear on this instruction form. If signing in capacity as beneficiary or executor, please give full title. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED IN ITEM 1 AND “FOR” ITEMS 2 AND 3. THESE VOTING INSTRUCTIONS ARE VALID ONLY WHEN SIGNED AND DATED. 1. Election of 10 director candidates nominated by the Board of Directors, each to serve a one-year term and until his or her successor has been elected and qualified. Paul M. Barbas Jack B. Dunn, IV H. Russell Frisby, Jr. Terence C. Golden Patrick T. Harker Barbara J. Krumsiek Lawrence C. Nussdorf Patricia A. Oelrich Joseph M. Rigby Lester P. Silverman 2. A proposal to approve, on an advisory basis, Pepco Holdings, Inc.’s executive compensation. 3. A proposal to ratify the appointment, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Pepco Holdings, Inc. for 2014. 4. To transact such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 ANNUAL MEETING OF STOCKHOLDERS OF May 16, 2014 MAIL - Mark, sign, and date your proxy card and return it (so that it is received on or before 11:59 p.m. Eastern Time on May 13, 2014) in the postage-paid envelope we have provided or return it to: Operations Center, American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219-9821 TELEPHONE - 1-800-PROXIES (1-800-776-9437) Use any touchtone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 13, 2014. Have your proxy card in hand when you call. You will be given simple voting instructions to follow. INTERNET - www.voteproxy.com Use the Internet to transmit your voting instructions and for electronic delivery of information or scan the QR code with your smartphone up until 11:59 p.m. Eastern Time on May 13, 2014. Have your proxy card in hand when you access the Web site. You will be given simple voting instructions to obtain your records and to create an electronic voting instruction form. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. P e p c o H o l d i n g s , I n c . C/O OPERATIONS CENTER, AMERICAN STOCK TRANSFER & TRUST COMPANY, 6201 15TH AVENUE, BROOKLYN, NY 11219-9821 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x - OR - --------------- ---------------- 00003333333333330100 4 051614 COMPANY NUMBER ACCOUNT NUMBER - OR - FOR AGAINST ABSTAIN MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ADMISSION TICKET on reverse side. GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.